UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2010

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	GOLDMAN SACHS EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS HIGH YIELD FUND

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

■	GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS U.S. MORTGAGES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Review	4
Portfolio Management Discussion and Performance Summaries	10
Schedules of Investments	32
Financial Statements	74
Notes to Financial Statements	81
Financial Highlights	104
Report of Independent Registered Public Accounting Firm	114
Other Information	115

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. Since the Fund may invest in non-investment grade fixed income securities and emerging country issuers, it especially will be subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in emerging countries where such debt securities are denominated in the local currency of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. Since the Fund may invest in non-investment grade fixed income securities and emerging country issuers, it especially will be subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making
■ Manage risk by avoiding significant sector and interest rate bets

                                         Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

U.S. Fixed Income Market

The combination of improving financial conditions and better economic data led to a dramatic increase in demand for riskier fixed income assets during the twelve months ended March 31, 2010 (the “Reporting Period”). Indeed, as investors sustained their strong appetite for risky assets, all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the Reporting Period.

Fears of financial systemic risk were significantly reduced given oft-unprecedented policy mechanisms put in place earlier in 2009. Manufacturing data broadly improved. Business inventories declined. Existing home sales were higher than expected, particularly during the second half of the Reporting Period, although some believe the increase reflected a rush to buy before the housing tax credit expired in April 2010. Retail sales rose. While the marked upturn in discretionary spending indicated the possibility of sustained economic recovery, consumers continued to be burdened by high debt levels and a weak labor market, leading to muted consumer confidence. The pace of decline in nonfarm payrolls slowed and then even turned a corner toward growth in the last months of the Reporting Period, but at the end of March 2010, the unemployment rate stood at a persistently high 9.7%. Commodity and energy prices rose during the Reporting Period, but inflation remained subdued. As a result, the Federal Reserve Board (the “Fed”) indicated that interest rates would remain exceptionally low for an extended period.

During the first months of the Reporting Period, what is known as the TED spread, which is the difference in yield between 3-month LIBOR* and 3-month U.S. Treasuries and a common measure of financial stress, stood at about 0.50%. This was the lowest reading of the TED spread since the middle of 2007, before the credit crisis hit in earnest. Treasury yields rose during most of the second calendar quarter, but reversed course in the final weeks of June as heavy supply was well absorbed. Nevertheless, the 10-year Treasury ended the second calendar quarter 87 basis points (0.87%) higher at a yield of 3.53%. Notably, the U.S. Treasury yield curve, or spectrum of maturities, reached its steepest level ever, meaning the yields on securities with longer-term maturities were significantly higher than the yields on securities with shorter-term maturities. The differential between 2- and 10-year Treasury notes reached 275 basis points (2.75%) in May before ending June at 242 basis points (2.42%).

In the third calendar quarter, Treasury yields were relatively stable and even declined slightly, aided by continued signs of easy monetary policy. In its statement following its September meeting, the Fed re-stated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The 10-year Treasury ended the quarter 22 basis points (0.22%) lower at a yield of 3.31%. The 10-year Treasury remained surprisingly strong mainly due to support from international and domestic fund flows. The Treasury yield curve flattened slightly, meaning the difference in yields between shorter-term and longer-term Treasury securities narrowed. Still, the Treasury yield curve remained steep as the differential between the 2- and 10-year Treasury notes was 236 basis points (2.36%) at the end of September 2009.

*	LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

MARKET REVIEW

Treasury yields rose during the fourth quarter of 2009, as the 10-year Treasury ended the period 54 basis points (0.54%) higher at a yield of 3.85%. The yield curve steepened further, as short rates remained anchored by the Fed’s continued commitment to an extended period of low rates. The differential between the 2- and 10-year Treasury notes ended the quarter at 268 basis points (2.68%).

During the first quarter of 2010, Treasury yields actually declined modestly, after falling sharply in mid-January and then rising in March, vacillating along with news of corporate earnings, European sovereign debt concerns and mixed economic data. It was announced that fourth quarter 2009 U.S. Gross Domestic Product (“GDP”) grew at an annualized rate of 5.6%, but the labor market continued to cause concern. The exception was long-dated U.S. Treasuries, where yields moved modestly higher. While yields on shorter-dated Treasuries declined between 11 and 14 basis points (0.11% to 0.14%), the 10-year Treasury actually closed the quarter almost exactly where it started on January 1st, just 1 basis point (0.01%) lower at a yield of 3.84%. All told, then, the yield curve steepened further during the first quarter, with the differential between the 2- and 10-year Treasury notes ending March 2010 at 282 basis points (2.82%).

■	Investment grade corporate bonds staged a strong rally during the Reporting Period. Credit spreads, or the difference in yields between corporate bonds and duration-equivalent Treasury securities, tightened in the face of positive economic data, favorable supply and demand technicals, and investors’ growing risk appetite. Investment grade bond mutual funds experienced large inflows, causing spreads to tighten further. Corporate issuers gained better access to previously frozen capital markets. Successful debt issuance helped companies improve their balance sheets, thereby lowering default expectations. The resulting improvement in fundamentals led to even greater demand for corporate bonds, driving spreads still tighter. Every sector of the investment grade bond market participated in the rally with financials generating the strongest performance. Within the Barclays Capital U.S. Credit Index, real estate investment trusts (REITs) and the insurance and brokerage sectors collectively generated total returns of more than 40%. The worst performers were the non-corporate sectors, including the debt of supranationals (i.e., international organizations such as the World Bank, the International Monetary Fund and regional multilateral development banks), foreign local governments and foreign agencies.

■	U.S. mortgage-backed securities turned in a solid performance during the Reporting Period as agency mortgage-backed securities (MBS) continued to benefit from robust demand from the Fed and other market participants, including U.S. banks with large cash balances and money management firms adjusting previously underweight positions. In line with other risk assets, credit-sensitive non-agency MBS, especially prime mortgages, rallied from lows reached during the first quarter of 2009 in response to the U.S. government’s Public-Private Investment Program (PPIP) and a variety of housing market indicators that suggested overall activity was stabilizing. There was also strong demand for commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), both of which outperformed Treasuries. In March 2010, the Obama Administration announced an expansion of its mortgage modification relief program, with mandates and incentives for lenders to help more borrowers avoid foreclosure. The market had a mixed reaction, reflecting what appears to be general uncertainty about premium coupon prepayments.

MARKET REVIEW

■	High yield corporate bonds provided strong returns, turning in their best ever calendar year performance during 2009, as investors sought yield in a near-zero interest rate environment. Performance was also driven by better than expected earnings reports, perceived economic and financial stability, and increased liquidity in the financial system. According to Merrill Lynch, calendar year 2009 set an annual record for global high yield supply with $185 billion being priced. In addition, the new issuance calendar for the first quarter of 2010 was exceptionally strong with $78 billion in new paper priced. Approximately $40 billion of the first quarter total came in March alone, a record for high yield issuance in a single month. Most of the new issuance was used to extend near-term maturities and refinance existing loans. High yield companies continued to repair their balance sheets by issuing stock to reduce leverage and using internal cash flows to refinance shorter-term maturities. Issuers also used proceeds from bond sales to fund merger and acquisition activity, capital expenditures and dividend payments. With stronger balance sheets across the asset class, default expectations have been revised downward for 2010 with some estimates in the 2% to 6% range.

Emerging Markets Debt

At the start of the Reporting Period, aggressive action by major central banks was beginning to improve liquidity in the financial markets, thereby mitigating systemic risk, encouraging an increase in investor risk appetite and stemming the flight to safety. Global economic data soon began to show signs of improvement. Manufacturing data, U.S. housing prices, corporate earnings, retail sales, and consumer confidence were all up and better than expected.

Emerging markets debt rallied as economic data in developed markets improved. The market also benefited from the strong support for the emerging markets at the April 2009 G20 summit, including a pledge to triple the International Monetary Fund’s (“IMF”) resources. Further, demand for crude oil and base metals rebounded, indicating that global trade was well on the road to recovery. Given the high demand for higher-yielding assets, the general market consensus seemed to be that the worst of the global recession was over. Positive news about the developed markets, along with robust and coordinated global economic support from the IMF and other multinational financial institutions, reduced perceived risk for emerging market economies and enhanced the performance of emerging market assets.

During the second half of the Reporting Period, the performance of emerging market assets remained relatively flat as lackluster economic data from developed markets indicated a slowdown in the pace of the global recovery. The restructuring of Dubai World, for example, underscored the fact that real economic activity had not yet recovered in all regions. Nevertheless, liquidity was plentiful and investors’ risk appetite was robust. However, President Obama’s proposed Financial Crisis Responsibility Fee, along with other initiatives to minimize risk-taking by limiting the size and trading activities of financial institutions, led to a sell-off across risky assets in early 2010.

The month of March provided encouraging economic data as U.S. retail sales, manufacturing orders, and personal income and spending figures all pointed to a positive turnaround for the U.S. economy. Market sentiment about the Greek debt crisis also improved near the end of the Reporting Period, especially after a successful bond issuance and an agreement by European Union (“EU”) leaders on a financing plan to help Greece meet its loan

MARKET REVIEW

obligations. Although China continued to tighten its monetary policy to drain liquidity from its financial system, rising inflation remained a concern.

Market technicals were solid as inflows into emerging markets funds and separate accounts surpassed $14 billion during the first quarter of 2010, beating previous records for the same period in prior years. Supply was also robust with $16 billion in issuance; January and February collectively provided nearly 25% of the projected 2010 financing needs of emerging nations.

In emerging external debt markets, represented by the J.P. Morgan EMBI Global Diversified Index, the top performers during the Reporting Period were (in U.S. dollar terms**) Argentina (+165.73%), Ukraine (+135.05%), and Pakistan (+104.91%), while Egypt (+6.73%), China (+8.64%), and Chile (+10.50%) turned in the weakest performance.

In emerging local markets, represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, the top performers during the Reporting Period were (in U.S. dollar terms**) Argentina (+206.34%), Indonesia (+48.53%), and Russia (+39.39%), while China (−0.04%), Peru (+7.47%), and Thailand (+8.51%) turned in the weakest performance.

Looking Ahead

U.S. Fixed Income Market

The U.S. economy was recovering at a relatively rapid pace, expanding, as mentioned, 5.6% in the fourth quarter of 2009, consistent with the historical pattern of sharp downturns being followed by equally sharp recoveries. Inventories drove much of the fourth quarter growth, followed by net exports and consumer spending. We believe supportive financial conditions and the continued decline in inventories relative to sales suggest the U.S. economy still has room to grow over the next several months.

The key question for the U.S., in our view, continues to be whether consumers can drive a more sustainable recovery as the growth impact of fiscal stimulus and the inventory cycle fades in the second half of 2010. Consumption has held up relatively well in recent quarters, likely due to a combination of rising asset prices, modest improvements in the housing market and signs of stabilization in employment. As long as the trends in housing, employment and asset prices do not turn materially worse, we believe consumption growth is likely to remain positive but subdued.

We believe the upside potential for U.S. growth comes primarily from the corporate sector. The housing sector is likely to provide little upside, as we continue to expect the overhang of foreclosure-related supply to push housing prices down another 10% before the market finds a bottom. However, we believe corporate cash — deployed via stock buybacks, mergers and acquisitions, or investment — could have a significantly positively impact on asset prices and employment. So far, business investment has remained subdued, but we believe that the rise in corporate profits, cash flow, orders and confidence all suggest investment is due for a sharp increase. The only significant headwind to higher business

**	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

MARKET REVIEW

investment is excess capacity. However, during previous episodes when low growth created large capacity overhangs in the mid-1970s and early 1980s, investment still increased sharply after the initial pullback. Thus, as long as business confidence does not suffer a significant decline, we do not believe excess capacity rules out a rise in business investment.

All told, then, we forecast the U.S. economy will expand 3.3% year-over-year in calendar 2010, above the 3.0% consensus forecast. While we expect some positive benefit from the corporate cash dynamic, we view this primarily as an upside possibility. The U.S. economy continues to face headwinds, ranging from a weaker commercial real estate sector to rising concerns about the country’s fiscal health. As a result, we believe 2010 growth is likely to peak in the second calendar quarter and that consumption growth will remain modest at a little over 2%. We forecast inflation of 1.6% in 2010, below the 2.2% consensus forecast.

We think the risks to our view ahead are tilted to the upside given the potential for corporate cash to develop into a virtuous cycle of rising asset prices and falling unemployment. However, given the headwinds still facing the economy and the potential threat to confidence due to sovereign risk fears, our core view on U.S. growth continues to be “lower for longer.”

■	Investment Grade Corporate Bonds — We are constructive but cautious in our view ahead on investment grade corporate bonds. In our opinion, spreads will continue to tighten as long as economic growth remains positive and the capital markets continue to provide access to credit for both refinancing and growth. During 2010, we believe market performance will be driven less by fund flows than by corporate and economic fundamentals. Default rates have likely peaked, and we expect them to decline, returning to their historical long-term average by the end of the calendar year. However, not all companies were well positioned heading into 2010. Many have challenging business models and weak balance sheets, and therefore, thoughtful issue selection should be of paramount importance to investors. One risk to our view is contagion from the sovereign debt crisis in Europe. In addition, federal and local budget deficits in the U.S. and high unemployment could hinder the chances of a consumer-led recovery as the U.S. government withdraws stimulus.

■	U.S. Mortgage-Backed Securities — We believe conditions currently favor mortgage-related fixed income securities, given our expectations of continued low interest rates and economic recovery. Although we view valuations on agency MBS as extremely rich, we believe they could become more attractive as the Fed withdraws from the market. In the meantime, more investors and the expected increase in Treasury supply could push agency mortgage spreads tighter.

■	High Yield Corporate Bonds — We expect high yield corporate bond returns to remain relatively volatile until there is clarity on the strength of the recovery in the U.S. and global economies. In our opinion, market momentum should continue to drive spreads tighter, with the weakest credits rallying the most. At the end of the Reporting Period, the market appeared to be pricing in an economic recovery, but spreads remained slightly wider than historical levels. We believe stronger equity markets should continue to provide support for higher recovery values at default — measured by bond price at default as a

MARKET REVIEW

percentage of its par value — and help in debt repayment through initial public stock offerings (IPOs) and share issuances.

Emerging Markets Debt

In our view, the environment for emerging market debt should remain favorable during the months ahead. Despite positive long-term supply and demand dynamics, the 2008 global liquidity crunch — which sparked deleveraging, risk reduction and redemptions — was responsible for a dramatic decline in the assets of many emerging economies. However, investor demand and risk appetite picked up as the global economy stabilized. In our opinion, the combination of credible monetary policy (which has brought down inflation), fiscal consolidation (which has reduced the public sector debt burden), reserve accumulation, and improved external debt positions has allowed for greater policy autonomy to combat the global financial crisis. Macro stabilization programs have also, we believe, reduced sovereign risk by enabling countries to better withstand shocks and draw on policy to mitigate cyclical risk.

Valuations at the end of the Reporting Period reflected these improvements, in our view, but we believe the increasing recognition of emerging markets as a mature asset class supports additional strategic allocations and consequently greater valuations. We expect market technicals to remain positive with modest financing needs for emerging countries forecast for 2010. Limited issuance, combined with solid flows from bond income and new investments and overall institutional under-allocation to emerging market debt, suggest to us that technicals should remain supportive.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 40.98%, 40.28% and 41.42%, respectively. These returns compare to the 30.35% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency exposure to the Brazilian real contributed the most to its relative performance. Emerging market currencies have been underpinned by current account surpluses and strong growth rates relative to developed economies. In our view, they were not easily undermined and have anchored valuations. Sector and issue selection also enhanced Fund returns.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund’s exposure to emerging market corporate bonds and quasi-sovereigns added to its results versus the Index. Issue selection in corporate bonds and among quasi-sovereign issuers also boosted relative performance.

More specifically, the Fund benefited from country and issue selection in Argentine and Ukraine external debt and in Turkish local market debt. In Argentina, bond prices outperformed during the first half of the Reporting Period in response to unfavorable electoral results for the Kirchner government, which lost the majority in both the lower house and the senate. Higher commodity prices also supported the country’s fiscal and current accounts. The current account is one measure of a country’s foreign trade. During the second half of the Reporting Period, bond prices outperformed as the government made progress on a restructuring plan to repay previously defaulted debt, an effort that would help the country gain access to international capital markets for the first time since 2001. In addition, the government is working to
Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

enhance the credibility of Argentina’s national statistics agency, which is widely believed to have underestimated inflation readings and overestimated real growth numbers. Ukraine bonds rallied in response to peaceful elections and prospects of a renewed relationship with the IMF. In April 2009, the head of the IMF mission announced the team would recommend the disbursal of the second tranche of a $2.8 billion loan, a much larger amount than the originally scheduled $1.8 billion.

Detracting from relative performance during the Reporting Period was country and issue selection in Indonesian and Venezuelan external debt. Indonesian bonds, for example, outperformed on the back of overall stronger fundamentals, such as low fiscal debt, low volatility on GDP growth and increased political stability. Moody’s Investors Service raised Indonesia’s foreign currency sovereign debt rating and confirmed the outlook as stable, citing the country’s strong macroeconomic management, growing policy credibility, and a smooth political transition in recent elections. Standard & Poor’s raised its country rating by one notch, from BB- to BB, and many observers seem to believe the country is well on track to achieving investment grade status.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of March 2010?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in Indonesia and Qatar and underweighted positions in Brazil and Poland.

FUND BASICS

Emerging Markets Debt Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30–Day	30–Day
April 1, 2009–	Fund Total Return	J.P. Morgan EMBI Global	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Diversified Index[2]	Net Yield[3]	Gross Yield[3]

Class A	40.98%	30.35%	5.21%	5.06%
Class C	40.28	30.35	4.70	4.54
Institutional	41.42	30.35	5.80	5.65

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	34.68%	8.91%	10.30%	8/29/03
Class C	39.20	N/A	7.20	9/29/06
Institutional	41.42	10.29	11.48	8/29/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	1.44%
Class C	1.97	2.19
Institutional	0.88	1.10

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATIONS6

	Percentage of Net Assets

	as of 3/31/10	as of 3/31/09

Indonesia	10.1%	9.4%
Mexico	7.7	5.2
Russia	7.0	9.1
Brazil	6.2	9.3
Philippines	5.9	6.8
Venezuela	5.2	5.1
Turkey	4.2	4.5
Qatar	3.9	—
Argentina	3.7	2.2
Ukraine	3.1	3.0

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 7.4% as of 3/31/10 and 14.0% as of 3/31/09.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 29, 2003 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced August 29, 2003)
Excluding sales charges	40.98%	9.91%	11.07%
Including sales charges	34.68%	8.91%	10.30%

Class C (Commenced September 29, 2006)
Excluding sales charges	40.28%	n/a	7.20%
Including sales charges	39.20%	n/a	7.20%

Institutional (Commenced August 29, 2003)	41.42%	10.29%	11.48%

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs High Yield Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 48.28%, 47.38%, 47.38%, 48.88%, 48.13%, 48.63% and 48.20%, respectively. These returns compare to the 55.64% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Cap (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underweighted position in financials detracted the most from its results relative to the Index. This was somewhat offset by its exposure to historically defensive sectors and an allocation to European high yield bonds.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s underweighted position compared to the Index in financials detracted the most. The financial sector’s weight in the Index grew from 8.25% at the start of the Reporting Period to 12.28% on March 31, 2010, largely because of the number of “fallen angels,” that is, bonds that were previously investment grade. The strong performance of the sector appeared to be the result, in part, of exchange offers, in which bondholders swap the bonds they own for another class of debt. Within the financial sector, the Fund was hampered by its holdings in American Insurance Group (AIG), GMAC Financial Services and Bank of America.

The Fund’s underweighted allocations to deep cyclical sectors, such as retail, real estate and home construction, were also a drag on relative performance. These sectors rallied as the economic outlook improved. Specific company detractors from overall performance included hotel and casino operator Harrah’s and U.S. cable operator Charter Communications.
Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

The Fund benefited from exposure to historically defensive sectors, such as consumer services, consumer products, capital products and gaming, each of which outperformed the Index in the difficult economic environment. The gaming sector, in particular, rebounded during the Reporting Period as several companies refinanced and avoided default. Elsewhere, the Fund particularly benefited from exposure to bonds issued by Catalent Pharma Solutions, a leading provider of advanced dose form and packaging technologies and development, manufacturing and packaging services for pharmaceutical, biotechnology and consumer healthcare companies, and Univision Communications, the premier Spanish- language media company in the United States. In addition, the Fund’s overweighted allocation to Europe added significant relative value, returning 79.11% versus 55.64% for the Index. Select European names, including Grohe, a leading provider of premium bathroom and kitchen fittings, and Carlsson Wagonlit Travel, a leading global business travel firm, contributed positively as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of March 2010?

A	At the end of the Reporting Period, the Fund was overweight consumer services, consumer products, capital products and gaming relative to the Index. It was underweight finance, retail, home construction and real estate versus the Index.

FUND BASICS

High Yield Fund
as of March 31, 2010

PERFORMANCE REVIEW

		Barclays Capital	30–Day	30–Day
	Fund Total Return	U.S. High Yield Index	Standardized	Standardized
April 1, 2009–March 31, 2010	(based on NAV)[1]	2% Issuer Cap[2]	Net Yield[3]	Gross Yield[3]

Class A	48.28%	55.64%	6.37%	6.33%
Class B	47.38	55.64	5.92	5.89
Class C	47.38	55.64	5.92	5.88
Institutional	48.88	55.64	7.01	6.98
Service	48.13	55.64	6.52	6.48
Class IR	48.63	55.64	6.93	6.89
Class R	48.20	55.64	6.42	6.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Cap, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	41.71%	4.93%	6.37%	5.84%	8/1/97
Class B	41.98	4.69	6.19	5.73	8/1/97
Class C	46.31	5.15	6.09	5.48	8/15/97
Institutional	48.88	6.30	7.26	6.63	8/1/97
Service	48.13	5.71	6.70	6.08	8/1/97
Class IR	48.63	N/A	N/A	5.71	11/30/07
Class R	48.20	N/A	N/A	5.19	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.07%	1.08%
Class B	1.82	1.83
Class C	1.82	1.83
Institutional	0.73	0.74
Service	1.23	1.24
Class IR	0.82	0.83
Class R	1.32	1.33

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 ISSUERS AS OF 3/31/106

Company	% of Net Assets	Line of Business

Intelsat	2.7%	Telecommunications – Satellites
HCA	2.2	Health Care – Services
GMAC	2.2	Finance
Sprint Nextel	2.1	Telecommunications – Cellular
CIT Group	1.9	Finance
Ford	1.7	Automotive
MGM Mirage	1.2	Gaming
Cablevision	1.2	Media – Cable
First Data	1.2	Technology – Software/Services
Chesapeake Energy	1.1	Energy – Exploration & Production

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP 10 INDUSTRY ALLOCATIONS7

	Percentage of Net Assets

	as of 3/31/10	as of 3/31/09

Health Care	9.0%	9.4%
Finance	8.0	1.4
Media	6.8	7.9
Energy	6.5	5.5
Telecommunications – Non Cellular	5.6	5.4
Utilities	5.3	8.7
Gaming	5.0	3.0
Packaging	3.9	3.5
Telecommunications – Cellular	3.9	4.6
Technology	3.9	2.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index — 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return Through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 1, 1997)
Excluding sales charges	48.28%	5.91%	6.85%	6.23%
Including sales charges	41.71%	4.93%	6.37%	5.84%

Class B (Commenced August 1, 1997)
Excluding contingent deferred sales charges	47.38%	5.11%	6.19%	5.73%
Including contingent deferred sales charges	41.98%	4.69%	6.19%	5.73%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	47.38%	5.15%	6.09%	5.48%
Including contingent deferred sales charges	46.31%	5.15%	6.09%	5.48%

Institutional (Commenced August 1, 1997)	48.88%	6.30%	7.26%	6.63%

Service (Commenced August 1, 1997)	48.13%	5.71%	6.70%	6.08%

Class IR (Commenced November 30, 2007)	48.63%	n/a	n/a	5.71%

Class R (Commenced November 30, 2007)	48.20%	n/a	n/a	5.19%

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Investment Grade Credit Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 23.96%, 24.39% and 24.45%, respectively. These returns compare to the 20.83% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Credit Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector positioning relative to its benchmark contributed most to its results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. The Fund’s overweighted position in investment grade corporate bonds enhanced the effectiveness of this strategy, as did the Fund’s bias toward issuers at the lower end of the ratings spectrum.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	The Fund’s overweighted position relative to the Index in investment grade corporate bonds enhanced its performance. Investment grade corporate bonds began to rally during the second calendar quarter of 2009 and continued to outperform through the end of Reporting Period as record issuance was met with strong demand. From an industry standpoint, the Fund’s largest overweight was to pipelines, which detracted from relative results. An underweight in pharmaceuticals was also a drag on performance. Contributing positively were overweighted positions in property and casualty insurance and banking. Issue selection also proved effective, primarily within the financials industry. Nordea Bank, Zurich and Bank of America were some of the Fund’s largest relative contributors. A bias towards lower quality credits was particularly advantageous.

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income.

In addition, the Fund benefited from a small allocation to non-agency residential mortgage-backed securities (RMBS), which rallied strongly as liquidity improved during the Reporting Period. RMBS also benefited from improved supply and demand technicals, the U.S. government’s Public-Private Investment Program (PPIP) coming on-line and a variety of housing market indicators that suggested overall activity was stabilizing. However, the Fund was hampered by an underweighted position to emerging market debt, which performed extremely well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. That said, during the Reporting Period, the Fund’s duration position contributed positively to performance. The Fund’s yield curve position detracted. For most of the Reporting Period, the Fund was underweight shorter maturities, which hampered relative results. This was partially offset by the positive effect of having an underweight to longer maturities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We reduced the Fund’s underweighted position in emerging markets debt. Near the end of the Reporting Period, we moderated the Fund’s exposure to financials, although the Fund remained overweight the sector. Specifically, we shifted the Fund’s positions in Citigroup and Bank of America from overweight to neutral because we were concerned that Standard & Poor’s (S&P) Rating Services might downgrade both companies. In February, S&P changed its outlook on Citigroup and Bank of America from stable to negative. In our opinion, a downgrade could lead to an increase in short-term funding costs for these companies.

PORTFOLIO RESULTS

The Fund remained overweight investment grade corporate bonds based on our belief that the macroeconomic environment of slow growth and low inflation would be supportive. Although valuations were only moderately appealing at the end of the Reporting Period, we expect the sector’s fundamentals to continue improving.

Q	How was the Fund positioned relative to the Index at the end of March 2010?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in investment grade corporate bonds. Within corporate bonds, the Fund was overweight financials, pipelines and consumer products, and it was underweight technology, energy and retailers. Relative to the Index, the Fund was underweight emerging markets debt.

FUND BASICS

Investment Grade Credit Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30–Day	30–Day
April 1, 2009–	Fund Total Return	Barclays Capital	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	U.S. Credit Index[2]	Net Yield[3]	Gross Yield[3]

Class A	23.96%	20.83%	4.00%	3.95%
Institutional	24.39	20.83	4.51	4.45
Separate Account Institutional	24.45	20.83	4.56	4.50

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	19.34%	2.49%	2.90%	11/3/03
Institutional	24.39	3.62	3.92	11/3/03
Separate Account Institutional	24.45	3.69	3.97	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.97%
Institutional	0.42	0.63
Separate Account Institutional	0.37	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

TOP TEN INDUSTRY ALLOCATIONS8

	Percentage of Net Assets

	as of 3/31/10	as of 3/31/09

Banks	18.7%	12.2%
Pipelines	8.9	6.7
Media	8.3	7.9
Insurance	7.0	6.2
Energy	5.7	4.8
Real Estate Investment Trusts	5.4	5.4
Wirelines and Wireless Telecommunications	5.2	5.9
Electric	4.9	8.2
Food & Beverage	4.5	3.6
Health Care	4.3	0.6

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Credit Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced November 3, 2003)
Excluding sales charges	23.96%	3.27%	3.52%
Including sales charges	19.34%	2.49%	2.90%

Institutional (Commenced November 3, 2003)	24.39%	3.62%	3.92%

Separate Account Institutional (Commenced November 3, 2003)	24.45%	3.69%	3.97%

PORTFOLIO RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 35.39%, 34.47% and 35.84%, respectively. These returns compare to the 36.63% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency exposure to the Korean won contributed the most to its relative performance. Emerging market currencies have been underpinned by current account surpluses and strong growth rates relative to developed economies. In our view, they were not easily undermined and have anchored valuations. Country and issue selection provided mixed results.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund benefited from country and issue selection in Brazilian local debt. Brazil surprised the markets in March 2010 by holding interest rates steady. With a presidential election scheduled for October 2010, we believe rate increases are likely to be much less aggressive than what has been priced in by investors. Ukraine bonds, which also contributed to Fund results, rallied in response to peaceful elections and prospects of a renewed relationship with the IMF. In April 2009, the head of the IMF mission announced the team would recommend the disbursal of the second tranche of a $2.8 billion loan, a much larger amount than the originally scheduled $1.8 billion.

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Currency exposure to the South African rand dampened relative performance. The currency appreciated 5.58% in March 2010 despite a surprise rate cut from the nation’s central bank. Country and issue selection of Indonesia external debt also detracted. Indonesia local bonds outperformed on the back of overall stronger fundamentals, such as low fiscal debt, low volatility on GDP growth, and increased political stability. Moody’s Investors Service raised Indonesia’s foreign currency sovereign debt rating and confirmed the outlook as stable, citing the country’s strong macroeconomic management, growing policy credibility, and a smooth political transition in recent elections. Standard & Poor’s raised its country rating by one notch, from BB- to BB and many observers seem to believe the country is well on track to achieving investment grade status.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no substantial changes made in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period the Fund had overweighted positions relative to the Index in Chile and Brazil and underweighted positions in Malaysia, Thailand, and South Africa.

FUND BASICS

Local Emerging Markets Debt Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30–Day	30–Day
April 1, 2009–	Fund Total Return	J.P. Morgan GBI EM	Standardized	Standardized
March 31, 2010	(based on NAV1)	Global Diversified Index[2]	Net Yield[3]	Gross Yield[3]

Class A	35.39%	36.63%	4.97%	4.89%
Class C	34.47	36.63	4.44	4.36
Institutional	35.84	36.63	5.54	5.46

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan GBI EM Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ending 3/31/10	One Year	Since Inception	Inception Date

Class A	29.30%	-0.23%	2/15/08
Class C	34.47	1.30	2/15/08
Institutional	35.84	2.30	2/15/08

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.65%
Class C	2.10	2.40
Institutional	1.01	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATIONS6

	Percentage of Net Assets

	as of 3/31/10	as of 3/31/09

Turkey	9.3%	7.2%
Poland	8.3	4.4
Brazil	7.7	2.5
Hungary	7.4	4.4
Indonesia	6.9	4.8
Thailand	6.5	—
Mexico	5.5	10.9
South Africa	4.6	—
Egypt	3.7	—
Colombia	3.7	1.7

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table does not include repurchase agreements of 20.7% as of 3/31/10 and 44.0% as of 3/31/09.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI EM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Since Inception

Class A (Commenced February 15, 2008)
Excluding sales charges	35.39%	1.95%
Including sales charges	29.30%	–0.23%

Class C (Commenced February 15, 2008)
Excluding sales charges	34.47%	1.30%
Including sales charges	34.47%	1.30%

Institutional (Commenced February 15, 2008)	35.84%	2.30%

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs U.S. Mortgages Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of 11.84%, 12.11% and 12.17%, respectively. These returns compare to the 7.99% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection among government and agency securities contributed to the Fund’s relative performance, although selection within collateralized securities detracted modestly.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	The Fund’s cross-sector positioning contributed most to its results during the Reporting Period. In particular, its exposure to credit-sensitive MBS was beneficial. Nonagency residential mortgage-backed securities (RMBS), including adjustable-rate mortgages (ARMs), performed especially well. RMBS benefited from improved supply and demand technicals, the U.S. government’s Public-Private Investment Program (PPIP) coming on-line and a variety of housing market indicators that suggested overall activity was stabilizing.

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Issue selection in agency MBS detracted slightly. As the Fed’s purchase program drove spreads to extremely tight levels, we generally avoided the sectors, coupon stacks (i.e., a range of different coupons within a certain coupon type) and maturities within the agency MBS market where the Fed’s purchases were concentrated. On the other hand, the Fund was well-positioned for the announcements by government-sponsored mortgage lenders Freddie Mac and Fannie Mae that they would buy delinquent loans from pools of mortgage securities. The Fund benefited from its limited, or underweighted, exposures to the highest coupon pools.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Overall, the Fund’s duration and yield curve positioning contributed positively to relative performance. During the first half of the Reporting Period, the Fund’s short duration position in the longer-maturity end of the U.S. fixed income yield curve relative to the Index was advantageous. This was especially true during the second quarter of 2009, as interest rates rose during these months on improving financial conditions and a stabilization of macroeconomic data. In early 2010, the Fund benefited from a long duration bias in the long end of the curve, which we adopted as global risks increased, and the Fed continued to hold short-term rates at exceptionally low levels.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s overweight exposure in non-agency ARMs. In addition, we shifted the Fund from a short duration bias to a long duration bias. Where we found value, we purchased low loan balance paper, seasoned 15-year pass-through mortgage securities, select agency hybrid bonds and agency collateralized mortgage obligations (CMOs). Low loan

PORTFOLIO RESULTS

balance paper is a pool of residential mortgage loans on which homeowners have low remaining balances. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. Hybrid bonds typically are issued as loan capital, but the issuer retains the right to exchange or convert the bonds into convertible preference shares with similar conversion rights and income.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted allocations relative to the Index in government/ agency securities, non-agency ARMs and ABS. It was underweight relative to the Index in agency RMBS.

FUND BASICS

U.S. Mortgages Fund
as of March 31, 2010

PERFORMANCE REVIEW

			30–Day	30–Day
April 1, 2009–	Fund Total Return	Barclays Capital	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Securitized Bond Index[2]	Net Yield[3]	Gross Yield[3]

Class A	11.84%	7.99%	2.74%	2.57%
Institutional	12.11	7.99	3.19	3.01
Separate Account Institutional	12.17	7.99	3.24	3.07

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	7.66%	3.76%	3.78%	11/3/03
Institutional	12.11	4.93	4.81	11/3/03
Separate Account Institutional	12.17	4.98	4.85	11/3/03

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.91%
Institutional	0.42	0.57
Separate Account Institutional	0.37	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND SECTOR ALLOCATIONS6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.
[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary
March 31, 2010

The following graph shows the value, as of March 31, 2010, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November, 3, 2003 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced November 3, 2003)
Excluding sales charges	11.84%	4.56%	4.41%
Including sales charges	7.66%	3.76%	3.78%

Institutional (Commenced November 3, 2003)	12.11%	4.93%	4.81%

Separate Account Institutional (Commenced November 3, 2003)	12.17%	4.98%	4.85%

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 67.4%

Argentina – 3.7%
Republic of Argentina (B-/NR)
	$4,620,000	7.000%		03/28/11	$4,552,753
	230,000	7.000		09/12/13	204,777
	1,500,000	7.000		10/03/15	1,249,375
EUR	2,204,118	7.820		12/31/33	1,897,833
	$4,690,000	2.500	(a)	12/31/38	1,683,710
EUR	800,000	2.260	(a)	12/31/38	325,237
Republic of Argentina (NR/NR)(b)
	$11,690,000	3.169		12/15/35	894,285
EUR	41,040,000	2.840		12/15/35	3,713,856

					14,521,826

Brazil – 4.9%
Federal Republic of Brazil (BBB-/Baa3)
	$150,000	6.000		01/17/17	162,975
	5,768,889	8.000		01/15/18	6,723,640
	6,450,000	5.875		01/15/19	6,933,750
	1,000,000	8.875		10/14/19	1,287,500
	3,420,000	8.250		01/20/34	4,360,500

					19,468,365

Colombia – 1.8%
Republic of Colombia (BBB-/Ba1)
	2,800,000	7.375		03/18/19	3,228,400
	1,000,000	8.125		05/21/24	1,210,000
	480,000	7.375		09/18/37	537,600
	2,389,000	6.125		01/18/41	2,293,440

					7,269,440

Costa Rica – 1.1%
Republic of Costa Rica (BB+/Ba1)
	390,000	6.548		03/20/14	424,125
	2,937,000	9.995		08/01/20	3,876,840

					4,300,965

Dominican Republic – 0.3%
Dominican Republic (B/B2)
	960,000	8.625		04/20/27	1,017,600

El Salvador – 1.3%
Republic of El Salvador (BB/Ba1)
	560,000	7.375	(c)	12/01/19	610,400
	1,060,000	7.375		12/01/19	1,155,400
	2,570,000	8.250		04/10/32	2,839,850
	580,000	7.650		06/15/35	610,450

					5,216,100

Gabon – 0.8%
Republic of Gabon (BB-/NR)
	1,400,000	8.200		12/12/17	1,527,750
	1,380,000	8.200	(c)	12/12/17	1,505,925

					3,033,675

Georgia – 0.2%
Republic of Georgia (B/NR)
	740,000	7.500		04/15/13	765,900

Ghana – 0.5%
Republic of Ghana (B+/NR)
	1,680,000	8.500		10/04/17	1,835,400

Indonesia – 9.5%
Republic of Indonesia (BB/Ba2)
	4,650,000	6.750		03/10/14	5,126,625
	820,000	7.500		01/15/16	940,950
	500,000	6.875		01/17/18	555,000
	880,000	11.625		03/04/19	1,260,600
	18,230,000	5.875	(c)	03/13/20	18,868,050
	2,530,000	8.500		10/12/35	3,156,175
	2,798,000	7.750	(c)	01/17/38	3,238,685
	3,754,000	7.750		01/17/38	4,345,255

					37,491,340

Iraq – 0.9%
Republic of Iraq (NR/NR)
	4,340,000	5.800		01/15/28	3,493,700

Ivory Coast(d) – 0.5%
Republic of Ivory Coast (NR/NR)
EUR	1,000,000	4.000		03/30/18	130,235
	$1,662,000	4.000		03/31/18	1,071,990
EUR	5,196,500	2.900		03/31/18	615,243

					1,817,468

Lebanon – 1.9%
Republic of Lebanon (B/NR)
	$4,100,000	8.250		04/12/21	4,633,000
Republic of Lebanon MTN (B/NR)
	2,808,000	4.000		12/31/17	2,688,660

					7,321,660

Lithuania(c) – 0.4%
Republic of Lithuania (BBB/Baa1)
	1,600,000	7.375		02/11/20	1,748,000

Malaysia – 0.9%
Malaysia (A-/A3)
	3,500,000	7.500		07/15/11	3,757,888

Mexico – 3.1%
United Mexican States (BBB/Baa1)
	1,000,000	5.875		02/17/14	1,098,500
	420,000	5.625		01/15/17	448,350
	3,468,000	5.950		03/19/19	3,745,440
	3,200,000	5.125		01/15/20	3,227,200
	715,000	7.500		04/08/33	850,850
	229,000	6.750		09/27/34	251,900
	2,450,000	6.050		01/11/40	2,443,875

					12,066,115

Pakistan – 0.5%
Islamic Republic of Pakistan (B-/B3)
	1,070,000	6.875	(c)	06/01/17	984,400
	960,000	6.875		06/01/17	883,200

					1,867,600

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)

Panama – 2.9%
Republic of Panama (BB+/Ba1)
	$4,157,000	7.250%		03/15/15	$4,749,373
	1,412,000	5.200		01/30/20	1,419,060
	520,000	7.125		01/29/26	585,000
	1,873,000	8.875		09/30/27	2,425,535
	270,000	9.375	(e)	04/01/29	365,175
	1,750,000	6.700		01/26/36	1,859,375

					11,403,518

Peru – 2.1%
Republic of Peru (BBB-/Baa3)
	3,135,000	7.125		03/30/19	3,636,600
	1,436,000	7.350		07/21/25	1,669,350
	2,319,000	8.750		11/21/33	3,072,675

					8,378,625

Philippines – 5.9%
Republic of Philippines (BB-/Ba3)
	189,000	9.875		01/15/19	247,118
	689,000	8.375		06/17/19	839,753
	4,713,000	6.500		01/20/20	5,072,602
	1,000,000	9.500	(e)	10/21/24	1,310,000
	5,117,000	10.625		03/16/25	7,317,310
	2,343,000	9.500		02/02/30	3,122,048
	952,000	7.750		01/14/31	1,087,660
	703,000	6.375		10/23/34	688,096
Republic of Philippines (NR/Ba3)
	3,085,000	7.500		09/25/24	3,486,050

					23,170,637

Qatar – 1.8%
State of Qatar (AA-/Aa2)
	600,000	6.550	(c)	04/09/19	678,900
	4,850,000	5.250	(c)	01/20/20	5,034,300
	1,200,000	6.400		01/20/40	1,255,800

					6,969,000

Romania – 0.3%
Republic of Romania (BB+/Baa3)
EUR	889,000	6.500		06/18/18	1,276,254

Russia(a) – 7.0%
Russian Federation (BBB/Baa1)
	$23,800,400	7.500		03/31/30	27,400,210

Senegal – 0.3%
Republic of Senegal (B+/NR)
	1,330,000	8.750		12/22/14	1,339,975

Serbia(a) – 0.8%
Republic of Serbia (BB-/NR)
	2,990,000	6.750		11/01/24	2,982,525

South Africa – 1.8%
Republic of South Africa (BBB+/A3)
	880,000	6.500		06/02/14	972,400
	1,037,000	6.875		05/27/19	1,157,551

	4,220,000	5.500		03/09/20	4,251,650
	700,000	5.875		05/30/22	714,000

					7,095,601

Sri Lanka – 0.8%
Republic of Sri Lanka (B/NR)
	540,000	8.250		10/24/12	581,175
	1,074,000	7.400		01/22/15	1,122,330
	1,490,000	7.400	(c)	01/22/15	1,557,050

					3,260,555

Turkey – 4.2%
Republic of Turkey (BB/Ba2)
	4,185,000	5.625		03/30/21	4,111,763
	600,000	8.000		02/14/34	687,000
	830,000	6.875		03/17/36	836,225
	8,450,000	7.250		03/05/38	8,861,937
	2,117,000	6.750		05/30/40	2,082,599

					16,579,524

Ukraine – 2.5%
Ukraine Government (B-/B2)
EUR	3,620,000	4.950		10/13/15	4,339,302
	$5,170,000	6.580		11/21/16	4,924,425
	650,000	6.750		11/14/17	619,938

					9,883,665

United Arab Emirates – 0.5%
Dubai DOF Sukuk Ltd. (NR/NR)
	2,050,000	6.396		11/03/14	1,957,750

Uruguay – 2.2%
Republic of Uruguay (BB/Ba3)
	1,726,375	8.000		11/18/22	2,054,386
	2,050,000	7.875	(f)	01/15/33	2,378,000
	3,806,000	7.625		03/21/36	4,300,780

					8,733,166

Venezuela – 2.0%
Republic of Venezuela (BB-/B2)
	1,060,000	13.625		08/15/18	1,067,950
	3,450,000	7.750		10/13/19	2,466,750
	5,544,000	6.000		12/09/20	3,465,000
	1,640,000	7.650		04/21/25	1,078,300

					8,078,000

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $251,400,962)					$265,502,047

Corporate Obligations – 21.6%

Brazil – 1.3%
CCL Finance Ltd. (BB-/NR)
	$808,000	9.500%		08/15/14	$929,200
Companhia Energetica de Sao Paulo (NR/Ba2)
BRL	5,921,215	9.750		01/15/15	3,508,422

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Brazil – (continued)

Independencia International Ltd. (NR/NR)(c)
	$1,028,340	12.000%		12/30/16	$522,088

					4,959,710

Chile – 0.7%
Corporacion Nacional del Cobre (A/A1)
	2,690,000	6.150		10/24/36	2,758,703

Colombia – 0.8%
EEB International Ltd. (BB/NR)(c)
	690,000	8.750		10/31/14	765,900
TGI International Ltd. (BB/NR)
	760,000	9.500	(c)	10/03/17	845,500
	1,440,000	9.500		10/03/17	1,602,000

					3,213,400

Indonesia(c) – 0.6%
Adaro Indonesia PT (NR/Ba1)
	2,200,000	7.625		10/22/19	2,277,000

Ireland – 1.1%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba2)
	1,140,000	8.375		04/30/13	1,235,532
	500,000	9.125	(c)	04/30/18	564,400
	2,130,000	9.125		04/30/18	2,404,344

					4,204,276

Kazakhstan – 3.0%
KazMunaiGaz Finance Sub BV (BB+/Baa2)
	10,000	8.375	(c)	07/02/13	11,238
	500,000	8.375		07/02/13	561,875
	2,100,000	11.750	(c)	01/23/15	2,701,125
	6,750,000	11.750		01/23/15	8,682,187

					11,956,425

Luxembourg – 1.7%
Gaz Capital SA for Gazprom (BBB/Baa1)(e)
	3,140,000	9.250		04/23/12	3,728,750
Gazprom International SA for Gazprom (BBB+/NR)
	2,623,902	7.201		02/01/20	2,787,896

					6,516,646

Malaysia – 0.9%
Petronas Capital Ltd. (A-/A1)
	2,000,000	5.250	(c)	08/12/19	2,024,772
	1,630,000	5.250		08/12/19	1,650,189

					3,674,961

Mexico – 4.6%
Cemex Finance LLC (B/NR)(c)
	3,000,000	9.500		12/14/16	3,104,545
Controladora Mabe SA CV (BBB-/NR)
	300,000	7.875		10/28/19	316,875
	620,000	7.875	(c)	10/28/19	656,244
Pemex Project Funding Master Trust (BBB/Baa1)
	2,220,000	1.557	(b)	06/15/10	2,220,000
	5,546,000	5.750		03/01/18	5,690,196

Petroleos Mexicanos (BBB/Baa1)
	5,168,000	8.000		05/03/19	6,085,320

					18,073,180

Qatar – 2.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. II (A/Aa2)
	4,680,000	5.298		09/30/20	4,808,700
Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa2)(c)
	3,200,000	5.500		09/30/14	3,432,000

					8,240,700

South Africa – 0.6%
Peermont Proprietary Global Ltd. (B/B3)
EUR	1,910,000	7.750		04/30/14	2,450,755

Ukraine – 0.6%
NAK Naftogaz Ukraine (NR/NR)
	2,290,000	9.500		09/30/14	2,381,600

United Arab Emirates(c) – 0.4%
Dolphin Energy Ltd. (NR/A1)
	1,683,000	5.888		06/15/19	1,736,015

Venezuela – 3.2%
Petroleos de Venezuela SA (B+/NR)
	8,279,300	5.250		04/12/17	5,174,562
Petroleos de Venezuela SA (NR/NR)
	8,200,000	4.900		10/28/14	5,576,000
	2,830,000	5.000		10/28/15	1,775,825

					12,526,387

TOTAL CORPORATE OBLIGATIONS
(Cost $81,114,736)					$84,969,758

Structured Note(g)(h) – 1.1%

Egypt Treasury Bill (NR/NR)
EGP	25,800,000	0.000%		10/05/10	$4,459,005
(Cost $4,478,448)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $336,994,146)					$354,930,810

Short-term Investment(i) – 7.4%

Repurchase Agreement – 7.4%
Joint Repurchase Agreement Account II
	$29,400,000	0.019%		04/01/10	$29,400,000
Maturity Value: $29,400,016
(Cost $29,400,000)

TOTAL INVESTMENTS – 97.5%
(Cost $366,394,146)					$384,330,810

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%					9,680,000

NET ASSETS – 100.0%					$394,010,810

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $52,866,537, which represents approximately 13.4% of net assets as of March 31, 2010.

(d)	Security is currently in default/non-income producing.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Pay-in-kind securities.

(g)	The underlying security is issued by Deutsche Bank AG.

(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on pages 72-73.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
KWCDC	—	South Korean Won Certificate of Deposit
MTN	—	Medium-Term Note
NR	—	Not Rated

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Citibank NA	INR	Purchase	04/12/10	$4,517,584	$4,636,049	$118,465
	KRW	Purchase	07/12/10	3,302,878	3,311,398	8,520
Credit Suisse International (London)	BRL	Purchase	04/12/10	6,680,000	7,100,523	420,523
Deutsche Bank AG (London)	EUR	Sale	04/30/10	8,558,184	8,545,325	12,859
	IDR	Purchase	04/12/10	4,527,139	4,614,160	87,021
	INR	Purchase	07/12/10	3,364,402	3,410,263	45,861
	MXN	Purchase	06/16/10	3,566,476	3,647,927	81,451
	MYR	Sale	07/12/10	3,124,504	3,120,898	3,606
	RUB	Purchase	04/12/10	2,273,793	2,313,067	39,274
JPMorgan Securities, Inc.	MYR	Purchase	07/12/10	3,075,329	3,120,898	45,569
Morgan Stanley & Co.	ILS	Purchase	06/16/10	3,860,000	3,880,281	20,281
	MYR	Purchase	04/12/10	3,027,678	3,136,814	109,136
UBS AG (London)	BRL	Sale	04/12/10	2,569,666	2,551,836	17,830
	KRW	Purchase	04/12/10	4,541,627	4,570,354	28,727
	MXN	Purchase	06/16/10	3,860,000	3,906,507	46,507

TOTAL						$1,085,630

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Loss

Barclays Bank PLC	IDR	Sale	04/12/10	$4,582,853	$4,614,160	$(31,307)
		Purchase	07/12/10	4,544,251	4,533,073	(11,178)
Citibank NA	EUR	Sale	04/30/10	247,822	250,688	(2,866)
	KRW	Sale	04/12/10	3,311,602	3,322,748	(11,146)
Credit Suisse International (London)	EUR	Sale	04/30/10	625,933	627,546	(1,613)
Deutsche Bank AG (London)	INR	Sale	04/12/10	4,539,856	4,636,049	(96,193)
HSBC Bank PLC	KRW	Sale	04/12/10	1,227,000	1,247,606	(20,606)
JPMorgan Securities, Inc.	BRL	Purchase	04/12/10	888,000	887,367	(633)
		Sale	04/12/10	3,494,000	3,713,956	(219,956)
	MYR	Sale	04/12/10	3,083,108	3,136,814	(53,706)
UBS AG (London)	BRL	Sale	04/12/10	5,052,343	5,170,605	(118,262)
	RUB	Sale	04/12/10	2,215,434	2,313,066	(97,632)

TOTAL						$(665,098)

FORWARD FOREIGN CURRENCY EXCHANGE CROSS CONTRACTS WITH UNREALIZED GAIN (PURCHASE/SALE)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Gain

Credit Suisse International (London)	PLN/EUR	06/16/10	$3,816,213	$3,799,549	$16,664

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following items:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Gain (Loss)*

Credit Suisse International (London)	CLP	3,650,000	11/17/14	5.000%	6 month Chilean Interbank Camara Rate Average	$201,443
Deutsche Bank Securities, Inc.	KRW	2,601,578	07/06/11	3.620	3 month KWCDC	10,408
		4,346,604	07/07/11	3.626	3 month KWCDC	17,538
	CLP	2,000,000	02/02/15	5.160	6 month Chilean Interbank Camara Rate Average	89,381
JPMorgan Securities, Inc.		1,000,000	12/15/14	5.260	6 month Chilean Interbank Camara Rate Average	69,122

TOTAL						$387,892

*	There are no upfront payments on the swap contract(s), therefore, the unrealized gain/loss of the swap contract(s) is equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 93.1%

Aerospace – 0.7%
BE Aerospace, Inc. (BB/Ba3)
	$3,625,000	8.500%		07/01/18	$3,860,625
Esterline Technologies Corp. (B+/B1)
	4,270,000	7.750		06/15/13	4,344,725
Moog, Inc. (B+/Ba3)
	210,000	6.250		01/15/15	204,225
Sequa Corp. (CCC/Caa2)(a)
	9,250,000	11.750		12/01/15	9,250,000
	5,491,683	13.500	(b)	12/01/15	5,656,433
Spirit AeroSystems, Inc. (BB/B2)(a)
	3,000,000	7.500		10/01/17	3,067,500
TransDigm, Inc. (B-/B3)
	13,500,000	7.750		07/15/14	13,770,000
Vought Aircraft Industries, Inc. (CCC+/B3)
	2,750,000	8.000		07/15/11	2,760,313

					42,913,821

Agriculture – 0.8%
JBS USA LLC/JBS USA Finance, Inc. (B+/B1)(a)
	9,250,000	11.625		05/01/14	10,545,000
Smithfield Foods, Inc. (B+/Ba3)(a)
	3,000,000	10.000		07/15/14	3,363,750
Smithfield Foods, Inc. (B-/Caa1)
	2,000,000	7.000		08/01/11	2,045,000
	12,500,000	7.750		05/15/13	12,593,750
	13,500,000	7.750		07/01/17	13,331,250
Tereos Europe (BB/B1)
EUR	4,000,000	6.375		04/15/14	5,494,446

					47,373,196

Automotive – 1.8%
FCE Bank PLC (B/B1)
	10,000,000	7.125		01/16/12	13,759,335
	4,000,000	7.125		01/15/13	5,517,692
Ford Motor Credit Co. LLC (B-/B1)
	$8,185,000	7.875		06/15/10	8,256,619
	5,000,000	9.750		09/15/10	5,137,500
	3,125,000	8.625		11/01/10	3,210,938
	6,250,000	7.375		02/01/11	6,421,875
	12,000,000	9.875		08/10/11	12,690,000
	32,125,000	7.250		10/25/11	33,169,062
	7,000,000	7.000		10/01/13	7,210,000
	8,000,000	12.000		05/15/15	9,570,000
General Motors Corp. (NR/WR)(c)
	7,125,000	7.125		07/15/13	2,582,813
	2,000,000	7.700		04/15/16	710,000
	1,000,000	8.800	(d)	03/01/21	362,500
EUR	2,000,000	8.375		07/05/33	985,975
	$14,500,000	8.375		07/15/33	5,401,250

					114,985,559

Automotive Parts – 1.8%
Accuride Corp. (NR/NR)(b)
	1,527,270	7.500		02/26/20	3,444,406
Allison Transmission, Inc. (CCC+/Caa2)(a)
	4,500,000	11.000		11/01/15	4,803,750
	15,750,000	11.250	(b)	11/01/15	16,793,438

American Axle & Manufacturing Holdings, Inc. (B/B1)(a)
	12,000,000	9.250		01/15/17	12,750,000
ArvinMeritor, Inc. (CCC-/Caa2)
	5,000,000	10.625		03/15/18	5,212,500
Lear Corp. (BB-/B1)
	1,000,000	7.875		03/15/18	1,008,750
	1,375,000	8.125		03/15/20	1,393,906
Navistar International Corp. (BB-/B1)
	9,000,000	8.250		11/01/21	9,225,000
Tenneco, Inc. (B/B3)
	2,000,000	8.125		11/15/15	2,050,000
Tenneco, Inc. (CCC+/Caa2)
	2,750,000	8.625		11/15/14	2,798,125
The Goodyear Tire & Rubber Co. (B+/B1)
	3,000,000	8.625		12/01/11	3,112,500
	1,950,000	9.000		07/01/15	2,013,375
	8,625,000	10.500		05/15/16	9,315,000
	6,950,000	8.750		08/15/20	6,811,000
TRW Automotive, Inc. (B/B3)
EUR	7,000,000	6.375		03/15/14	9,076,371
	$7,000,000	7.000	(a)	03/15/14	6,930,000
	3,750,000	8.875	(a)	12/01/17	3,900,000
UCI Holdco, Inc. (CCC/Caa3)(b)(e)
	4,080,706	8.257		12/15/13	3,820,888
United Components, Inc. (B-/Caa2)
	5,596,000	9.375		06/15/13	5,568,020

					110,027,029

Building Materials – 2.1%
Associated Materials, Inc. (CCC-/Caa2)(f)
	13,500,000	11.250		03/01/14	13,905,000
Atrium Cos., Inc. (D/WR)(a)(c)
	7,801,452	15.000		12/15/12	117,022
Calcipar SA (B+/B1)(e)
EUR	7,521,000	1.900		07/01/14	7,771,055
CPG International, Inc. (B-/Caa1)
	$5,500,000	10.500		07/01/13	5,527,500
Grohe Holding GMBH (B-/B3)(e)
EUR	13,000,000	3.559		01/15/14	15,714,818
Grohe Holding GMBH (CCC/Caa1)
	24,500,000	8.625		10/01/14	30,526,389
Heating Finance PLC (B/B2)
GBP	2,000,000	7.875		03/31/14	2,938,789
HeidelbergCement AG (BB-/B1)
EUR	3,500,000	8.000		01/31/17	4,922,277
	4,250,000	7.500		04/03/20	5,654,160
Legrand France SA (BBB/Baa2)
	$4,175,000	8.500		02/15/25	4,824,741
Nortek, Inc. (NR/NR)
	4,017,777	11.000		12/01/13	4,319,110
Owens Corning, Inc. (BBB-/Ba1)
	8,630,000	6.500		12/01/16	9,092,623
	3,750,000	7.000		12/01/36	3,697,742
PLY Gem Industries, Inc. (CCC+/Caa1)
	10,000,000	11.750		06/15/13	10,575,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Building Materials – (continued)

Texas Industries, Inc. (B/B3)
	$7,250,000	7.250%		07/15/13	$7,123,125
USG Corp. (B+/Caa1)
	3,000,000	6.300		11/15/16	2,700,000
USG Corp. (BB/B1)(a)
	3,250,000	9.750		08/01/14	3,469,375

					132,878,726

Capital Goods – 1.9%
Altra Holdings, Inc. (B+/B1)(a)
	5,000,000	8.125		12/01/16	5,100,000
Amsted Industries, Inc. (BB-/B1)(a)
	4,000,000	8.125		03/15/18	3,985,000
Baldor Electric Co. (B/B3)
	14,500,000	8.625		02/15/17	15,261,250
Briggs & Stratton Corp. (BB-/Ba3)
	2,500,000	8.875		03/15/11	2,612,500
Mueller Water Products, Inc. (B-/B3)
	8,870,000	7.375		06/01/17	8,027,350
Nexans SA (BB+/NR)
EUR	7,000,000	5.750		05/02/17	9,346,771
RBS Global & Rexnord Corp. (B-/Caa2)
	$20,440,000	9.500		08/01/14	21,308,700
	8,000,000	8.875		09/01/16	7,380,000
RBS Global & Rexnord Corp. (CCC+/Caa3)
	17,500,000	11.750		08/01/16	18,768,750
SPX Corp. (BB/Ba2)
	1,000,000	7.625		12/15/14	1,047,500
Terex Corp. (B/Caa1)
	7,875,000	8.000		11/15/17	7,697,813
Terex Corp. (BB-/B2)
	12,375,000	10.875		06/01/16	13,829,062
VAC Finanzierung GMBH (CC/Ca)
EUR	4,000,000	9.250		04/15/16	2,701,301

					117,065,997

Chemicals – 3.3%
Airgas, Inc. (BBB-/Ba1)(a)
	5,750,000	7.125		10/01/18	6,325,000
Basell AF SCA (NR/WR)(c)
	10,625,000	8.375	(a)	08/15/15	2,576,562
EUR	2,250,000	8.375		08/15/15	683,767
Cognis GMBH (B-/B2)(e)
	20,375,000	2.650		09/15/13	26,349,924
Cognis GMBH (CCC/Caa2)
	19,000,000	9.500		05/15/14	26,432,230
Equistar Chemicals LP (NR/WR)(c)
	$2,000,000	7.550		02/15/26	1,850,000
Hexion Finance Escrow LLC/Hexion Escrow Corp. (CCC+/B3)(a)
	10,750,000	8.875		02/01/18	10,588,750
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/Caa1)
	6,750,000	9.750		11/15/14	6,893,437

Huntsman International LLC (CCC+/B3)
EUR	2,500,000	6.875		11/15/13	3,444,159
	6,000,000	7.875		11/15/14	6,060,000
	4,000,000	8.625	(a)	03/15/20	4,035,000
Invista (B/Ba3)(a)
	1,600,000	9.250		05/01/12	1,620,000
KRATON Polymers LLC/Capital Corp. (CCC/Caa1)
	8,225,000	8.125		01/15/14	8,142,750
MacDermid, Inc. (CCC/Caa2)(a)
	9,250,000	9.500		04/15/17	9,504,375
Momentive Performance Materials, Inc. (CCC-/B3)(a)
	5,541,000	12.500		06/15/14	6,233,625
Momentive Performance Materials, Inc. (CCC-/Caa2)
EUR	3,750,000	9.000		12/01/14	4,837,017
	$5,041,000	9.750		12/01/14	5,041,000
	643,630	10.125	(b)	12/01/14	638,803
Momentive Performance Materials, Inc. (CCC-/Caa3)
	2,310,000	11.500		12/01/16	2,125,200
Nalco Co. (B/B2)
	7,500,000	8.875		11/15/13	7,734,375
EUR	11,500,000	9.000		11/15/13	15,959,624
Rhodia S.A. (BB-/B1)(e)
	6,750,000	3.434		10/15/13	8,750,392
Rockwood Specialties Group, Inc. (B-/B3)
	21,810,000	7.625		11/15/14	29,752,264
SPCM SA (B+/B3)
	3,250,000	8.250		06/15/13	4,467,310
The Mosaic Co. (BBB-/Baa2)(a)
	$1,125,000	7.375		12/01/14	1,202,344
	3,385,000	7.625		12/01/16	3,689,650

					204,937,558

Conglomerates – 1.0%
Blount, Inc. (B/B2)
	6,750,000	8.875		08/01/12	6,825,937
Bombardier, Inc. (BB+/Ba2)
	9,500,000	6.750	(a)	05/01/12	10,283,750
Bombardier, Inc. (BB+/Ba2)
	4,500,000	6.300	(a)	05/01/14	4,668,750
	1,320,000	8.000	(a)	11/15/14	1,382,700
EUR	2,000,000	7.250	(a)	11/15/16	2,863,379
	3,500,000	7.250		11/15/16	5,010,913
Park-Ohio Industries, Inc. (CCC+/Caa2)
	$5,000,000	8.375		11/15/14	4,425,000
Polypore, Inc. (B-/B3)
	4,750,000	8.750		05/15/12	4,750,000
EUR	10,500,000	8.750		05/15/12	14,110,921
TriMas Corp. (B-/Caa1)(a)
	8,750,000	9.750		12/15/17	9,056,250

					63,377,600

Construction Machinery – 0.4%
Case New Holland, Inc. (BB+/Ba3)
	1,500,000	7.750	(a)	09/01/13	1,556,250
	3,750,000	7.125		03/01/14	3,806,250
	953,000	7.250		01/15/16	962,530

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Construction Machinery – (continued)

Douglas Dynamics LLC (B-/B3)(a)
	$1,750,000	7.750%		01/15/12	$1,758,750
Dresser-Rand Group, Inc. (BB-/B1)
	10,106,000	7.375		11/01/14	10,207,060
The Manitowoc Co., Inc. (BB-/Caa1)
	5,000,000	9.500		02/15/18	5,175,000

					23,465,840

Consumer Products – Household & Leisure – 2.0%
Affinion Group, Inc. (B-/B3)
	6,250,000	10.125		10/15/13	6,406,250
Affinion Group, Inc. (B-/Caa1)
	4,625,000	11.500		10/15/15	4,740,625
Ames True Temper (B-/B3)(e)
	2,000,000	4.251		01/15/12	1,895,000
Central Garden & Pet Co. (B/B2)
	5,500,000	8.250		03/01/18	5,582,500
Easton-Bell Sports, Inc. (CCC+/B3)(a)
	2,000,000	9.750		12/01/16	2,107,500
Elizabeth Arden, Inc. (B/B1)
	3,395,000	7.750		01/15/14	3,403,488
FGI Holding Co., Inc. (B-/B3)(a)(b)
	6,250,000	11.250		10/01/15	6,218,750
Freedom Group, Inc. (B/Ba3)(a)
	7,250,000	10.250		08/01/15	7,650,000
Harry & David Holdings, Inc. (CCC-/Ca)
	2,000,000	9.000		03/01/13	1,515,000
Jarden Corp. (B/B3)
	15,250,000	7.500		05/01/17	15,459,687
	1,875,000	7.500		01/15/20	1,893,750
Jarden Corp. (BB-/B1)
	4,125,000	8.000		05/01/16	4,320,938
Sealy Mattress Co. (BB-/Ba3)(a)
	1,350,000	10.875		04/15/16	1,512,000
Sealy Mattress Co. (CCC+/Caa1)
	13,650,000	8.250		06/15/14	13,581,750
Simmons Bedding Co. (NR/WR)(c)
	2,375,000	7.875		01/15/14	—
	4,500,000	10.000	(f)	12/15/14	84,375
Solo Cup Co. (CCC+/Caa2)
	6,375,000	8.500		02/15/14	6,215,625
Spectrum Brands, Inc. (CCC/Caa2)(b)
	3,797,461	12.000		08/28/19	4,025,309
Visant Corp. (BB-/B1)
	8,125,000	7.625		10/01/12	8,145,312
Visant Holding Corp. (B/B3)
	16,750,000	8.750		12/01/13	17,126,875
	10,000,000	10.250	(f)	12/01/13	10,275,000

					122,159,734

Consumer Products – Industrial(a) – 0.0%
JohnsonDiversey, Inc. (B-/B3)
	2,500,000	8.250		11/15/19	2,587,500

Consumer Products – Non Durable – 1.1%
Belvedere SA (NR/WR)(c)
EUR	4,500,000	0.000		05/15/13	1,094,027
Church & Dwight Co., Inc. (BB+/Ba2)
	1,250,000	6.000		12/15/12	1,271,875
Constellation Brands, Inc. (BB/Ba3)
	3,875,000	8.375		12/15/14	4,189,844
	6,000,000	7.250		09/01/16	6,165,000
	12,000,000	7.250		05/15/17	12,345,000
Sally Holdings LLC (B-/Caa1)
	16,000,000	10.500		11/15/16	17,440,000
Sally Holdings LLC (B/B3)
	14,250,000	9.250		11/15/14	15,140,625
Yankee Acquisition Corp. (B-/B3)
	7,500,000	8.500		02/15/15	7,687,500
Yankee Acquisition Corp. (CCC+/Caa1)
	875,000	9.750		02/15/17	903,437

					66,237,308

Defense – 0.7%
Alliant Techsystems, Inc. (BB-/B1)
	6,250,000	6.750		04/01/16	6,265,625
Communications & Power Industries, Inc. (B-/B3)
	2,000,000	8.000		02/01/12	1,985,000
L-3 Communications Corp. (BB+/Ba2)
	2,500,000	6.125		07/15/13	2,546,875
	6,000,000	6.125		01/15/14	6,097,500
	9,000,000	5.875		01/15/15	9,146,250
	15,500,000	6.375		10/15/15	15,810,000

					41,851,250

Emerging Markets – 1.1%
Cemex Finance LLC (B/NR)(a)
	15,000,000	9.500		12/14/16	15,522,725
Digicel Group Ltd. (NR/Caa1)(a)
	23,250,000	8.875		01/15/15	22,785,000
	7,071,000	9.125	(b)	01/15/15	7,017,968
	4,750,000	10.500		04/15/18	4,953,684
Digicel SA (NR/B1)(a)
	3,875,000	12.000		04/01/14	4,398,125
Orascom Telecom Finance SCA (CCC/Caa1)(a)
	14,750,000	7.875		02/08/14	14,012,500

					68,690,002

Energy – Coal – 0.7%
Arch Western Finance LLC (BB-/B1)
	5,420,000	6.750		07/01/13	5,447,100
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. (BB-/B1)(a)
	2,125,000	8.250		12/15/17	2,167,500
Foundation PA Coal Co. (BB/Ba3)
	1,650,000	7.250		08/01/14	1,674,750
Massey Energy Co. (BB-/B2)
	6,000,000	6.875		12/15/13	6,075,000
Massey Energy Co. (BB-/NR)
	3,000,000	3.250		08/01/15	2,909,964

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Energy – Coal – (continued)

Peabody Energy Corp. (BB+/Ba1)
	$4,250,000	6.875%	03/15/13	$4,292,500
	1,000,000	5.875	04/15/16	1,000,000
	16,500,000	7.375	11/01/16	17,490,000

				41,056,814

Energy – Exploration & Production – 5.1%
Antero Resources Finance Corp. (B/Caa1)(a)
	2,250,000	9.375	12/01/17	2,317,500
Chesapeake Energy Corp. (BB/Ba3)
	10,500,000	9.500	02/15/15	11,445,000
	10,750,000	6.375	06/15/15	10,575,312
	10,000,000	6.625	01/15/16	9,837,500
	13,125,000	6.875	01/15/16	13,026,562
EUR	4,500,000	6.250	01/15/17	5,895,589
	$13,125,000	6.500	08/15/17	12,764,062
	6,250,000	7.250	12/15/18	6,250,000
Cimarex Energy Co. (BB/Ba3)
	6,000,000	7.125	05/01/17	6,120,000
Comstock Resources, Inc. (B/B2)
	11,250,000	8.375	10/15/17	11,475,000
CONSOL Energy, Inc. (BB/B1)(a)
	7,750,000	8.000	04/01/17	7,972,813
	6,875,000	8.250	04/01/20	7,081,250
Continental Resources, Inc. (BB/B1)(a)
	2,125,000	7.375	10/01/20	2,135,625
Denbury Resources, Inc. (BB/B1)
	1,375,000	9.750	03/01/16	1,512,500
Encore Acquisition Co. (NR/B1)
	5,250,000	9.500	05/01/16	5,683,125
EXCO Resources, Inc. (B/B3)
	3,000,000	7.250	01/15/11	3,007,500
Forest Oil Corp. (BB-/B1)
	10,125,000	8.500	02/15/14	10,732,500
KCS Energy, Inc. (B/B3)
	2,375,000	7.125	04/01/12	2,380,938
Martin Midstream Partners & Finance (B+/B3)(a)
	3,500,000	8.875	04/01/18	3,552,500
Newfield Exploration Co. (BB+/Ba3)
	5,125,000	6.625	09/01/14	5,278,750
	12,750,000	6.625	04/15/16	12,973,125
	7,625,000	7.125	05/15/18	7,701,250
	6,500,000	6.875	02/01/20	6,532,500
NFR Energy LLC/NFR Energy Finance Corp. (B/Caa1)(a)
	13,000,000	9.750	02/15/17	12,967,500
OPTI Canada, Inc. (B/Caa3)
	8,000,000	7.875	12/15/14	7,480,000
Pioneer Drilling Co. (B/B3)(a)
	5,250,000	9.875	03/15/18	5,171,250
Pioneer Natural Resources Co. (BB+/Ba1)
	2,750,000	5.875	07/15/16	2,696,216
	4,000,000	6.650	03/15/17	4,003,001
Pioneer Natural Resources Co. (BB+/NR)(d)
	20,533,000	2.875	01/15/38	23,534,514
Plains Exploration & Production Co. (BB-/B1)
	8,250,000	7.750	06/15/15	8,425,312

Plains Exploration & Production Co. (BB-/B1) – (continued)
	2,250,000	10.000	03/01/16	2,486,250
	9,000,000	7.000	03/15/17	8,887,500
	5,000,000	7.625	06/01/18	5,050,000
	2,000,000	8.625	10/15/19	2,120,000
	4,750,000	7.625	04/01/20	4,702,500
Quicksilver Resources, Inc. (B-/B3)
	7,375,000	7.125	04/01/16	7,024,688
Quicksilver Resources, Inc. (B/B2)
	2,750,000	8.250	08/01/15	2,805,000
	9,500,000	11.750	01/01/16	10,877,500
Range Resources Corp. (BB/Ba3)
	4,500,000	6.375	03/15/15	4,533,750
	8,625,000	8.000	05/15/19	9,207,187
SandRidge Energy, Inc. (B+/B3)(a)
	6,625,000	9.875	05/15/16	6,840,313
	2,500,000	8.000	06/01/18	2,375,000
	1,000,000	8.750	01/15/20	980,000
Southwestern Energy Co. (BB+/Ba2)
	5,000,000	7.500	02/01/18	5,425,000
Stone Energy Corp. (BB-/Caa1)
	4,250,000	8.625	02/01/17	4,186,250
Whiting Petroleum Corp. (BB/B1)
	4,000,000	7.250	05/01/13	4,050,000
	4,000,000	7.000	02/01/14	4,080,000

				316,159,632

Energy – Refining – 0.1%
Petroplus Finance Ltd. (B/B2)(a)
	4,500,000	7.000	05/01/17	3,865,500
Tesoro Corp. (BB+/Ba1)
	2,250,000	9.750	06/01/19	2,351,250

				6,216,750

Energy – Services – 0.6%
Aquilex Holdings LLC/Aquilex Finance Corp. (B-/B3)(a)
	1,625,000	11.125	12/15/16	1,748,906
Compagnie Generale de Geophysique-Veritas (BB/Ba3)
	6,250,000	7.500	05/15/15	6,234,375
	2,500,000	9.500	05/15/16	2,642,887
Expro Finance Luxembourg SCA (B+/B1)(a)
	15,625,000	8.500	12/15/16	15,779,590
Helix Energy Solutions Group, Inc. (B/B3)(a)
	4,500,000	9.500	01/15/16	4,646,250
Key Energy Services, Inc. (BB-/B1)
	6,875,000	8.375	12/01/14	6,960,937

				38,012,945

Entertainment & Leisure – 1.4%
GWR Operating Partnership LLP (BB-/B3)(a)
	7,875,000	10.875	04/01/17	7,717,500
HRP Myrtle Beach Operations LLC (NR/WR)(a)(c)
	1,750,000	0.000	04/01/12	175
MU Finance PLC (NR/NR)(a)
	6,000,000	8.375	02/01/17	5,970,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Entertainment & Leisure – (continued)

MU Finance PLC (NR/NR)(a) – (continued)
GBP	22,000,000	8.750%		02/01/17	$32,717,279
Regal Cinemas Corp. (B-/NR)
	$1,500,000	8.625		07/15/19	1,578,750
Universal City Development Partners Ltd. (CCC+/B3)(a)
	11,000,000	8.875		11/15/15	11,165,000
	3,625,000	10.875		11/15/16	3,797,188
WMG Acquisition Corp. (B/B1)
	7,750,000	7.375		04/15/14	7,459,375
WMG Acquisition Corp. (BB/Ba2)(a)
	8,750,000	9.500		06/15/16	9,362,500
WMG Holdings Corp. (B/B1)(f)
	5,000,000	9.500		12/15/14	5,050,000

					84,817,767

Environmental – 0.3%
Allied Waste North America, Inc. (BBB/Baa3)
	3,875,000	6.375		04/15/11	4,063,906
Allied Waste North America, Inc. Series B (BBB/Baa3)
	5,250,000	6.875		06/01/17	5,722,500
Waste Services (B-/Caa1)
	8,000,000	9.500		04/15/14	8,240,000
WCA Waste Corp. (B-/B3)
	2,500,000	9.250		06/15/14	2,518,750

					20,545,156

Finance – 7.6%
Bank of America Corp. (A-/A3)
	6,500,000	5.420		03/15/17	6,420,166
Bank of America Corp. (BB/Ba3)(e)
	3,500,000	8.000		12/29/49	3,571,155
Citigroup, Inc. (A-/Baa1)
	10,500,000	5.000		09/15/14	10,495,129
	2,375,000	4.875		05/07/15	2,343,446
CIT Group, Inc. (NR/NR)
	5,970,708	7.000		05/01/13	5,806,513
	14,662,605	7.000		05/01/14	13,856,162
	36,300,105	7.000		05/01/15	33,849,848
	22,905,217	7.000		05/01/16	21,101,431
	24,641,191	7.000		05/01/17	22,700,697
CNG Holdings, Inc. (B/B3)(a)
	7,250,000	12.250		02/15/15	7,032,500
ETrade Financial Corp. (CCC+/B3)
	5,750,000	7.375		09/15/13	5,527,187
GE Capital Trust II (A+/Aa3)(e)
	16,750,000	5.500		09/15/67	19,223,514
GE Capital Trust IV (A+/Aa3)(e)
	12,125,000	4.625		09/15/66	13,674,492
GMAC Canada Ltd. (B/B3)
GBP	500,000	6.625		12/17/10	764,349
EUR	4,000,000	6.000		05/23/12	5,389,636
GMAC Canada Ltd. (NR/B3)
CAD	7,250,000	6.000		05/25/10	7,146,164
GMAC LLC (B/B3)
	$2,431,000	5.750	(a)	05/21/10	2,427,961

GMAC LLC (B/B3) – (continued)
EUR	2,875,000	5.750		09/27/10	3,890,917
	3,536,000	5.750		09/27/10	3,536,000
	20,000,000	7.250		03/02/11	20,350,000
	2,652,000	5.375		06/06/11	2,632,110
	41,750,000	6.875		09/15/11	42,530,625
	7,500,000	6.625		05/15/12	7,575,000
	8,000,000	6.875		08/28/12	8,080,000
	7,000,000	6.750		12/01/14	6,947,500
	10,000,000	8.300	(a)	02/12/15	10,500,000
	9,000,000	8.000		11/01/31	8,595,000
International Lease Finance Corp. (BB+/B1)
	3,125,000	5.250		01/10/13	2,953,125
	20,561,000	6.375		03/25/13	20,098,377
	4,445,000	5.875		05/01/13	4,200,525
	13,435,000	5.625		09/20/13	12,628,900
	10,885,000	6.625		11/15/13	10,558,450
	4,000,000	8.625	(a)	09/15/15	4,040,000
	10,500,000	8.750	(a)	03/15/17	10,552,500
Lloyds Banking Group PLC (C/B3)(a)(e)
	21,000,000	5.920		10/01/49	12,388,273
	13,000,000	6.413		10/01/49	7,675,971
Lloyds Banking Group PLC (CC/B3)(a)(c)(e)
	10,900,000	6.267		11/14/49	6,430,130
National Money Mart Co. (B+/B2)(a)
	13,500,000	10.375		12/15/16	14,293,125
NCO Group, Inc. (CCC+/Caa1)
	7,250,000	11.875		11/15/14	6,615,625
SLM Corp. (BBB-/Ba1)
	7,500,000	0.409	(e)	07/26/10	7,439,254
	1,375,000	4.500		07/26/10	1,381,862
EUR	1,625,000	0.850	(e)	12/15/10	2,150,911
GBP	3,000,000	5.375		12/15/10	4,552,391
	$1,875,000	5.450		04/25/11	1,898,713
EUR	5,000,000	4.750		03/17/14	6,205,504
	$2,000,000	8.450		06/15/18	2,018,903
Wells Fargo Capital XIII (A-/Ba1)(e)
	28,125,000	7.700		03/26/49	28,968,750
Wells Fargo Capital XV (A-/Ba1)(e)
	2,000,000	9.750		09/26/49	2,240,000

					465,258,791

Finance Insurance(a) – 0.1%
HUB International Holdings, Inc. (CCC+/B3)
	7,250,000	9.000		12/15/14	7,068,750

Food – 1.9%
Dean Foods Co. (B/B2)
	15,000,000	7.000		06/01/16	14,700,000
Del Monte Corp. (BB/Ba3)
	1,500,000	6.750		02/15/15	1,545,000
	6,750,000	7.500	(a)	10/15/19	7,104,375
Dole Food Co. (NR/WR)
	963,000	8.875		03/15/11	963,000
Dole Food Co., Inc. (B+/B2)
	10,075,000	13.875		03/15/14	12,140,375

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Food – (continued)

Foodcorp Ltd. (B-/B2)
EUR	7,000,000	8.875%		06/15/12	$9,644,590
M-Foods Holdings, Inc. (B-/B3)(a)
	$3,250,000	9.750		10/01/13	3,339,375
Michael Foods, Inc. (B-/B3)
	7,500,000	8.000		11/15/13	7,668,750
Pinnacle Foods Finance LLC (CCC+/Caa2)
	20,500,000	9.250		04/01/15	21,115,000
	13,000,000	10.625		04/01/17	13,780,000
TreeHouse Foods, Inc. (BB-/Ba2)
	3,625,000	7.750		03/01/18	3,770,000
Tyson Foods, Inc. (BB/Ba3)
	11,250,000	10.500		03/01/14	13,303,125
Wm. Wrigley Jr. Co. (NR/WR)
	6,000,000	4.300		07/15/10	6,056,601

					115,130,191

Gaming – 5.0%
Ameristar Casinos, Inc. (BB-/B2)
	9,500,000	9.250		06/01/14	9,951,250
Boyd Gaming Corp. (B+/B3)
	3,250,000	6.750		04/15/14	2,843,750
	1,000,000	7.125		02/01/16	830,000
Buffalo Thunder Development Authority (NR/WR)(a)(c)
	2,500,000	9.375		12/15/14	337,500
CCM Merger, Inc. (CCC+/Caa3)(a)
	4,500,000	8.000		08/01/13	3,802,500
Chukchansi Economic Development Authority (B+/B3)(a)
	6,220,000	8.000		11/15/13	5,038,200
Circus & Eldorado (B-/Caa2)
	3,000,000	10.125		03/01/12	2,625,000
Cirsa Capital Luxembourg SA (B+/B3)
EUR	1,750,000	7.875		07/15/12	2,422,729
Cirsa Finance Luxembourg SA (B+/B2)
	7,000,000	8.750		05/15/14	9,620,008
Codere Finance Luxembourg SA (B/B2)
	16,500,000	8.250		06/15/15	21,840,018
Galaxy Entertainment Finance Co. Ltd. (B/B3)(a)
	$1,500,000	9.875		12/15/12	1,556,250
Harrah’s Operating Co., Inc. (B-/Caa1)
	14,750,000	11.250		06/01/17	15,893,125
Harrah’s Operating Co., Inc. (CCC-/NR)
	39,769,000	10.000		12/15/18	33,107,693
Isle of Capri Casinos, Inc. (CCC+/Caa1)
	3,068,000	7.000		03/01/14	2,626,975
Las Vegas Sands Corp. (B-/B3)
	1,500,000	6.375		02/15/15	1,417,500
Mashantucket Pequot Tribe (D/WR)(a)(c)
	4,000,000	8.500		11/15/15	1,010,000
MGM Mirage, Inc. (B/B1)
	11,750,000	13.000		11/15/13	13,688,750
	1,875,000	10.375	(a)	05/15/14	2,043,750
	4,750,000	11.125	(a)	11/15/17	5,331,875
	2,250,000	9.000	(a)	03/15/20	2,306,250

MGM Mirage, Inc. (CCC+/Caa1)
	2,000,000	8.500		09/15/10	2,007,500
	2,500,000	6.750		09/01/12	2,350,000
	9,500,000	6.750		04/01/13	8,597,500
	5,500,000	5.875		02/27/14	4,620,000
	21,500,000	6.625		07/15/15	17,630,000
	15,750,000	7.500		06/01/16	13,249,687
MGM Mirage, Inc. (CCC-/Caa3)
	5,125,000	8.375		02/01/11	5,125,000
Mohegan Tribal Gaming Authority (CCC+/B2)
	250,000	6.125		02/15/13	213,750
Mohegan Tribal Gaming Authority (CCC+/Caa2)
	3,000,000	8.000		04/01/12	2,760,000
	1,555,000	7.125		08/15/14	1,201,238
MTR Gaming Group, Inc. (B/B2)
	6,000,000	12.625		07/15/14	5,880,000
Peermont Proprietary Global Ltd. (B/B3)
EUR	15,500,000	7.750		04/30/14	19,888,328
Peninsula Gaming LLC (B/B3)(a)
	$5,000,000	10.750		08/15/17	4,825,000
Penn National Gaming, Inc. (BB-/B1)
	4,300,000	6.750		03/01/15	4,267,750
Pinnacle Entertainment, Inc. (B/Caa1)
	4,750,000	8.250		03/15/12	4,666,875
	12,875,000	7.500		06/15/15	11,104,687
Pinnacle Entertainment, Inc. (BB/B2)(a)
	5,375,000	8.625		08/01/17	5,280,938
Pokagon Gaming Authority (B+/B2)(a)
	2,620,000	10.375		06/15/14	2,737,900
River Rock Entertainment (B+/B2)
	2,000,000	9.750		11/01/11	1,880,000
San Pasqual Casino (BB-/B2)(a)
	3,375,000	8.000		09/15/13	3,229,375
Scientific Games International, Inc. (BB-/B1)
	5,625,000	9.250		06/15/19	5,948,438
	2,000,000	9.250	(a)	06/15/19	2,115,000
Seneca Gaming Corp. (BB/Ba2)
	6,550,000	7.250		05/01/12	6,451,750
Shingle Springs Tribal Gaming Authority (CCC/Caa2)(a)
	9,000,000	9.375		06/15/15	7,470,000
Snoqualmie Entertainment Authority (CCC/Caa3)(a)
	7,250,000	9.125		02/01/15	5,582,500
Station Casinos, Inc. (D/WR)(c)
	2,500,000	6.000		04/01/12	181,250
	11,625,000	6.500		02/01/14	14,531
	13,000,000	6.875		03/01/16	97,500
	2,000,000	7.750		08/15/16	145,000
Tropicana Entertainment LLC (NR/WR)(c)
	2,000,000	9.625		12/15/14	3,000
Turning Stone Casino Resort Enterprise (B+/B1)(a)
	2,950,000	9.125		09/15/14	2,964,750
Wynn Las Vegas LLC (BB+/Ba3)
	16,000,000	6.625		12/01/14	16,080,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Gaming – (continued)

Yonkers Racing Corp. (B+/B1)(a)
	$5,000,000	11.375%		07/15/16	$5,387,500

					312,249,870

Health Care – Medical Products – 3.6%
Accellent, Inc. (B+/B1)(a)
	6,750,000	8.375		02/01/17	6,851,250
Accellent, Inc. (CCC+/Caa2)
	7,625,000	10.500		12/01/13	7,777,500
Bausch & Lomb, Inc. (B/Caa1)
	22,000,000	9.875		11/01/15	23,155,000
Bio-Rad Laboratories, Inc. (NR/Ba2)
	3,250,000	8.000		09/15/16	3,477,500
Boston Scientific Corp. (BBB-/Ba1)
	3,975,000	5.450		06/15/14	3,994,875
	9,125,000	6.400		06/15/16	9,216,250
Catalent Pharma Solutions, Inc. (B-/Caa1)
EUR	10,000,000	9.750		04/15/17	11,885,724
Catalent Pharma Solutions, Inc. (B/Caa1)(b)
	$27,303,593	9.500		04/15/15	26,962,298
CONMED Corp. (B/B1)(d)
	9,500,000	2.500		11/15/24	9,025,228
DJO Finance LLC/DJO Finance Corp. (B-/B3)
	14,750,000	10.875		11/15/14	16,040,625
DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
	2,024,000	11.750		11/15/14	2,150,500
Fresenius (BB+/Ba2)
	6,625,000	6.875		07/15/17	6,868,986
Fresenius US Finance II, Inc. (BB/Ba1)
EUR	2,000,000	8.750		07/15/15	3,169,174
	$9,750,000	9.000	(a)	07/15/15	10,895,625
Hologic, Inc. (BB-/NR)(d)(g)
	32,763,000	2.000		12/15/37	29,454,756
Inverness Medical Innovations, Inc. (B-/B2)
	4,000,000	7.875		02/01/16	3,940,000
Inverness Medical Innovations, Inc. (B-/B3)
	9,000,000	9.000		05/15/16	9,225,000
Talecris Biotherapeutics Holdings Corp. (BB/B1)(a)
	3,625,000	7.750		11/15/16	3,661,250
The Cooper Companies, Inc. (BB/Ba3)
	8,670,000	7.125		02/15/15	8,615,813
VWR Funding, Inc. (B-/Caa1)(b)
	21,917,187	10.250		07/15/15	23,177,425
Wright Medical Group, Inc. (NR/NR)
	6,750,000	2.625		12/01/14	6,032,475

					225,577,254

Health Care – Pharmaceutical – 0.2%
Angiotech Pharmaceuticals, Inc. (CC/C)
	1,750,000	7.750		04/01/14	1,050,000
Elan Finance PLC/Elan Finance Corp. (B/B2)
	1,500,000	8.875		12/01/13	1,563,750
Mylan, Inc. (BB-/NR)
	7,030,000	1.250		03/15/12	7,847,589

					10,461,339

Health Care – Services – 5.2%
Alliance HealthCare Services, Inc. (B/B3)(a)
	2,250,000	8.000		12/01/16	2,098,125
Community Health Systems, Inc. (B/B3)
	21,000,000	8.875		07/15/15	21,630,000
CRC Health Corp. (CCC/Caa1)
	3,250,000	10.750		02/01/16	2,900,625
DaVita, Inc. (B+/B1)
	5,875,000	6.625		03/15/13	5,919,063
DaVita, Inc. (B/B2)
	7,750,000	7.250		03/15/15	7,905,000
HCA, Inc. (B-/Caa1)
GBP	752,000	8.750		11/01/10	1,166,835
	$6,250,000	6.300		10/01/12	6,257,813
	7,500,000	6.250		02/15/13	7,500,000
	11,670,000	6.750		07/15/13	11,684,587
	2,500,000	5.750		03/15/14	2,375,000
	9,000,000	6.375		01/15/15	8,527,500
	4,750,000	6.500		02/15/16	4,560,000
HCA, Inc. (BB-/B2)
	14,000,000	9.125		11/15/14	14,735,000
	13,000,000	9.250		11/15/16	13,780,000
	24,545,000	9.625	(b)	11/15/16	26,293,831
	2,500,000	9.875	(a)	02/15/17	2,731,250
HCA, Inc. (BB/Ba3)(a)
	12,625,000	8.500		04/15/19	13,571,875
	7,500,000	7.875		02/15/20	7,818,750
	16,750,000	7.250		09/15/20	17,001,250
LifePoint Hospitals, Inc. (B/B1)(d)
	10,375,000	3.250		08/15/25	10,130,347
LifePoint Hospitals, Inc. (B/NR)
	24,750,000	3.500		05/15/14	24,783,907
Psychiatric Solutions, Inc. (B-/B3)
	3,417,000	7.750		07/15/15	3,476,798
Select Medical Corp. (B-/B3)
	7,000,000	7.625		02/01/15	6,685,000
Senior Housing Properties Trust (BBB-/Ba1)
	1,600,000	7.875		04/15/15	1,580,000
Tenet Healthcare Corp. (BB-/B2)(a)
	7,000,000	9.000		05/01/15	7,525,000
	4,375,000	10.000		05/01/18	4,900,000
	8,625,000	8.875		07/01/19	9,336,562
Tenet Healthcare Corp. (CCC+/Caa2)
	13,000,000	7.375		02/01/13	13,130,000
	1,250,000	9.250		02/01/15	1,318,750
U.S. Oncology, Inc. (B/Ba3)
	32,250,000	9.125		08/15/17	33,701,250
U.S. Oncology, Inc. (CCC+/B3)
	1,875,000	10.750		08/15/14	1,952,344
United Surgical Partners International, Inc. (CCC+/Caa1)
	5,250,000	8.875		05/01/17	5,460,000
Vanguard Health Holding Co. II (CCC+/B3)(a)
	18,250,000	8.000		02/01/18	17,793,750
Ventas Realty LP (BBB-/Baa3)
	1,750,000	6.500		06/01/16	1,785,000

					322,015,212

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Home Construction – 0.6%
D. R. Horton, Inc. (BB-/Ba3)
	$7,750,000	5.375%		06/15/12	$7,924,375
	2,915,000	5.625		09/15/14	2,900,425
	6,000,000	5.250		02/15/15	5,805,000
	5,500,000	5.625		01/15/16	5,300,625
KB HOME (BB-/B1)
	2,000,000	6.250		06/15/15	1,915,000
Meritage Homes Corp. (B+/B1)
	5,750,000	6.250		03/15/15	5,491,250
Pulte Homes, Inc. (BB/B1)
	2,000,000	5.250		01/15/14	1,970,000
	7,250,000	5.200		02/15/15	6,960,000

					38,266,675

Lodging – 0.8%
Felcor Lodging LP (NR/B2)
	6,500,000	10.000		10/01/14	6,678,750
Gaylord Entertainment Co. (B-/Caa2)
	9,500,000	6.750		11/15/14	9,143,750
Host Hotels & Resorts LP (BB+/Ba1)
	6,000,000	6.750		06/01/16	6,007,500
Host Hotels & Resorts LP (BB+/NR)
	5,000,000	6.875		11/01/14	5,056,250
Host Marriott LP (BB+/Ba1)
	9,250,000	7.125		11/01/13	9,411,875
	8,250,000	6.375		03/15/15	8,198,437
Starwood Hotels & Resorts Worldwide, Inc. (BB/Ba1)
	4,250,000	7.875		10/15/14	4,609,752

					49,106,314

Media – 1.4%
DIRECTV Holdings LLC (BBB-/Baa3)
	4,250,000	6.375		06/15/15	4,404,062
	31,500,000	7.625		05/15/16	35,280,000
DISH DBS Corp. (BB-/Ba3)
	9,875,000	7.000		10/01/13	10,282,344
EchoStar DBS Corp. (BB-/Ba3)
	3,500,000	6.375		10/01/11	3,648,750
	4,500,000	6.625		10/01/14	4,533,750
	7,000,000	7.750		05/31/15	7,350,000
	6,525,000	7.125		02/01/16	6,647,344
Lamar Media Corp. (B+/B1)
	5,750,000	7.250		01/01/13	5,778,750
	10,500,000	6.625		08/15/15	10,106,250
Lamar Media Corp. (BB/Ba3)
	1,250,000	9.750		04/01/14	1,368,750

					89,400,000

Media – Broadcasting & Radio – 1.3%
Bonten Media Acquisition Co. (CCC/Caa2)(a)(b)
	3,849,567	9.000		06/01/15	1,838,168
Clear Channel Communications, Inc. (CCC-/Ca)
	6,000,000	5.750		01/15/13	4,680,000
	10,000,000	5.500		09/15/14	6,350,000
	5,750,000	5.500		12/15/16	2,990,000
CMP Susquehanna Corp. (D/Ca)(c)
	480,000	9.875		05/15/14	—

Fox Acquisition Sub LLC (CCC/Caa3)(a)
	1,250,000	13.375		07/15/16	1,190,625
Liberty Media LLC (BB-/B1)
	4,000,000	5.700		05/15/13	4,010,000
Liberty Media LLC (BB-/B1)
	2,120,000	8.250		02/01/30	1,974,250
LIN Television Corp. (CCC+/B3)
	9,760,000	6.500		05/15/13	9,498,400
Local TV Finance LLC (CCC/Caa3)(a)(b)
	5,512,500	9.250		06/15/15	3,610,687
Radio One, Inc. (CCC-/Caa3)
	2,250,000	6.375		02/15/13	1,845,000
Sinclair Television Group, Inc. (B-/B2)(a)
	8,250,000	9.250		11/01/17	8,703,750
Umbrella Acquisition, Inc. (CCC/Caa2)(a)(b)
	27,693,906	9.750		03/15/15	23,955,229
Univision Communications, Inc. (B-/B2)(a)
	1,875,000	12.000		07/01/14	2,067,188
XM Satellite Radio, Inc. (BB-/B2)(a)
	5,500,000	11.250		06/15/13	5,953,750

					78,667,047

Media – Cable – 3.5%
Adelphia Communications Corp. (NR/NR)(c)
	2,000,000	10.250		06/15/49	25,000
Atlantic Broadband Finance LLC (B-/Caa1)
	4,500,000	9.375		01/15/14	4,533,750
Cablevision Systems Corp. (B+/B1)
	12,000,000	8.000		04/15/12	12,780,000
	10,750,000	8.625	(a)	09/15/17	11,327,812
CCH II LLC/CCH II Capital Corp. (B/B2)
	4,491,939	13.500		11/30/16	5,435,246
CCO Holdings LLC/CCO Holdings Capital Corp. (B/B2)
	14,250,000	8.750		11/15/13	14,641,875
Charter Communications Operating LLC (BB-/B1)(a)
	13,500,000	8.000		04/30/12	14,343,750
	7,000,000	8.375		04/30/14	7,192,500
	10,000,000	10.875		09/15/14	11,187,500
CSC Holdings, Inc. (BB/Ba3)
	1,194,000	6.750		04/15/12	1,249,223
	10,500,000	8.500	(a)	04/15/14	11,195,625
	16,600,000	8.500	(a)	06/15/15	17,616,750
	11,000,000	8.625	(a)	02/15/19	12,031,250
CSC Holdings, Inc. Series B (BB/Ba3)
	7,000,000	7.625		04/01/11	7,323,750
Frontier Vision (NR/NR)(c)
	2,000,000	11.000		10/15/49	—
GCI, Inc. (BB-/B2)(a)
	3,000,000	8.625		11/15/19	3,067,500
Rainbow National Services LLC (BB/B1)(a)
	1,909,000	10.375		09/01/14	1,994,905
UPC Holding BV (B-/B2)
EUR	13,750,000	7.750		01/15/14	18,942,873
	10,625,000	8.625		01/15/14	14,766,830
	11,875,000	8.000		11/01/16	15,718,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Media – Cable – (continued)

Virgin Media Finance PLC (B/B1)
	$16,750,000	9.500%		08/15/16	$18,278,437
	11,000,000	8.375		10/15/19	11,385,000
Virgin Media Finance PLC (B/WR)
EUR	803,908	8.750		04/15/14	1,121,088

					216,158,859

Media – Diversified – 0.6%
Quebecor Media, Inc. (B/B2)
	$9,260,000	7.750		03/15/16	9,398,900
Sun Media Corp. (B+/Ba2)
	5,000,000	7.625		02/15/13	4,900,000
Videotron Ltee (BB-/Ba2)
	6,625,000	6.875		01/15/14	6,724,375
	1,000,000	6.375		12/15/15	1,010,000
	9,000,000	9.125		04/15/18	10,012,500
CAD	3,000,000	7.125	(a)	01/15/20	3,019,820

					35,065,595

Metals – 1.0%
AK Steel Corp. (BB-/Ba3)
	$3,625,000	7.750		06/15/12	3,647,656
Aleris International, Inc. (D/WR)(c)
	8,500,000	9.000		12/15/14	850
	16,000,000	10.000		12/15/16	1,600
Essar Steel Algoma, Inc. (B+/B3)(a)
	10,000,000	9.375		03/15/15	10,059,226
FMG Finance Pty Ltd. (B/B2)(a)
	5,000,000	10.625		09/01/16	5,762,500
Freeport-McMoRan Copper & Gold, Inc. (BBB-/Ba2)
	7,000,000	8.250		04/01/15	7,595,000
	7,000,000	8.375		04/01/17	7,770,000
Freeport-McMoRan Copper & Gold, Inc. (BBB-/WR)(e)
	2,500,000	3.881		04/01/15	2,525,000
Noranda Aluminium Acquisition Corp. (CCC/Caa1)(b)(e)
	7,020,462	5.274		05/15/15	5,371,618
Noranda Aluminium Holding Corp. (CCC/Caa2)(b)(e)
	2,404,074	7.024		11/15/14	1,667,607
SGL Carbon SE (BBB-/Ba1)(e)
EUR	1,500,000	1.912		05/16/15	1,823,378
Steel Dynamics, Inc. (BB+/Ba2)
	$7,750,000	7.375		11/01/12	8,079,375
	7,000,000	7.750		04/15/16	7,210,000
Tube City IMS Corp. (B-/Caa1)
	3,500,000	9.750		02/01/15	3,403,750

					64,917,560

Packaging – 3.9%
Ardagh Glass Finance PLC (B/B3)(a)
EUR	3,500,000	8.750		02/01/20	4,987,277
Ball Corp. (BB+/Ba1)
	$3,000,000	6.625		03/15/18	3,075,000
	2,250,000	6.750		09/15/20	2,272,500
Berry Plastics Corp. (B/B1)(e)
	6,500,000	5.001		02/15/15	6,207,500

Berry Plastics Holding Corp. (CCC/Caa1)
	8,875,000	4.132	(e)	09/15/14	7,676,875
	10,902,000	8.875		09/15/14	10,683,960
Berry Plastics Holding Corp. (CCC/Caa2)
	8,000,000	10.250		03/01/16	7,540,000
Beverage Packaging Holdings II SA/Luxembourg (B-/Caa1)
EUR	9,250,000	8.000		12/15/16	12,680,920
	22,375,000	9.500		06/15/17	32,034,053
Clondalkin Acquisition (B+/B1)(e)
	$1,000,000	2.650		12/15/13	1,283,118
Clondalkin Industries BV (B-/Caa1)
	2,500,000	8.000		03/15/14	3,275,327
Consol Specialty Glass Ltd. (BB-/B1)
	7,750,000	7.625		04/15/14	10,366,006
Crown Americas LLC (BB-/B1)
	$10,625,000	7.750		11/15/15	11,103,125
	7,500,000	7.625	(a)	05/15/17	7,818,750
Gerresheimer Holdings GMBH (BB+/B1)
EUR	4,800,000	7.875		03/01/15	6,726,239
Graham Packaging Co., Inc. (CCC+/Caa1)
	$22,250,000	9.875		10/15/14	23,000,937
Graphic Packaging International, Inc. (B-/B3)
	15,000,000	9.500		08/15/13	15,375,000
	4,000,000	9.500		06/15/17	4,260,000
Greif, Inc. (BB+/Ba2)
	2,000,000	7.750		08/01/19	2,065,000
Impress Holdings BV (B+/Ba3)(e)
	1,000,000	3.376	(a)	09/15/13	972,500
EUR	6,000,000	3.809		09/15/13	7,921,565
Impress Holdings BV (B-/B3)
	15,000,000	9.250		09/15/14	21,374,044
OI European Group BV (BB+/Ba3)
	750,000	6.875		03/31/17	1,020,585
Owens-Brockway Glass Container, Inc. (BB+/Ba3)
	$2,500,000	8.250		05/15/13	2,525,000
EUR	4,750,000	6.750		12/01/14	6,543,902
	$1,000,000	6.750		12/01/14	1,021,250
	5,000,000	7.375		05/15/16	5,262,500
Plastipak Holdings, Inc. (B/B3)(a)
	4,000,000	8.500		12/15/15	4,080,000
Pregis Corp. (CCC+/Caa2)
	7,000,000	12.375		10/15/13	7,070,000
Reynolds Group Issuer, Inc. (BB-/B1)(a)
	2,375,000	7.750		10/15/16	2,452,188
Sealed Air Corp. (BB+/Baa3)(a)
	5,500,000	7.875		06/15/17	5,965,827
Stichting Participatie Impress Cooperatieve UA (NR/NR)(b)
EUR	1,235,848	17.000		09/29/49	1,829,442
Tekni-Plex, Inc. (NR/WR)
	$2,500,000	10.875		08/15/12	2,331,250

					242,801,640

Paper – 1.9%
Boise Cascade LLC (B+/Caa1)
	3,882,000	7.125		10/15/14	3,581,145

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Paper – (continued)

Domtar Corp. (BB-/Ba3)
	$8,750,000	10.750%	06/01/17	$10,554,687
Georgia-Pacific Corp. (BB+/Ba2)(a)
	16,250,000	7.000	01/15/15	16,859,375
	12,250,000	7.125	01/15/17	12,648,125
Georgia-Pacific Corp. (BB/Ba3)
	7,250,000	8.125	05/15/11	7,621,562
	1,000,000	9.500	12/01/11	1,095,000
	1,500,000	7.700	06/15/15	1,597,500
Georgia-Pacific Corp. (BB/Ba3)
	1,250,000	8.000	01/15/24	1,328,125
	2,750,000	7.750	11/15/29	2,750,000
Georgia-Pacific LLC (BB+/Ba2)(a)
	6,000,000	8.250	05/01/16	6,525,000
Jefferson Smurfit Corp. (D/WR)(c)
	6,000,000	8.250	10/01/12	5,355,000
	1,750,000	7.500	06/01/13	1,553,125
Lecta SA (B+/B2)(e)
EUR	4,875,000	3.287	02/15/14	5,333,381
NewPage Corp. (CCC-/Caa2)
	$5,375,000	10.000	05/01/12	3,742,344
PE Paper Escrow GmbH (BB/Ba2)(a)
	7,250,000	12.000	08/01/14	8,063,970
Smurfit Kappa Acquisitions (BB/Ba2)(a)
EUR	2,250,000	7.750	11/15/19	3,168,120
Smurfit Kappa Funding PLC (B/B2)
	6,000,000	7.750	04/01/15	8,387,539
	3,500,000	7.750	04/01/15	3,425,625
Smurfit-Stone Container Enterprises, Inc. (D/WR)(c)
	8,500,000	8.000	03/15/17	7,586,250
Stone Container Finance (D/WR)(c)
	2,250,000	7.375	07/15/14	2,070,000
Verso Paper Holdings LLC, Inc. (BB-/Ba2)(a)
	2,375,000	11.500	07/01/14	2,570,938
Verso Paper Holdings LLC, Inc. (CCC+/Caa1)
	4,000,000	11.375	08/01/16	3,460,000

				119,276,811

Printing – 0.2%
SGS International, Inc. (B-/B3)
	5,750,000	12.000	12/15/13	6,044,688
Valassis Communications, Inc. (B-/B3)
	6,500,000	8.250	03/01/15	6,686,875

				12,731,563

Publishing – 1.4%
Cengage Learning Acquisitions, Inc. (CCC+/Caa2)(a)
	21,000,000	10.500	01/15/15	19,897,500
Dex One Corp. (CCC+/B3)
	1,371,318	12.000	01/29/17	1,398,744
Morris Publishing Group LLC (NR/NR)
	1,615,926	10.000	09/01/14	1,494,731
Nielsen Finance LLC Co. (B-/Caa1)
	3,500,000	11.625	02/01/14	3,955,000
EUR	1,500,000	9.000	08/01/14	2,025,976
	$23,000,000	10.000	08/01/14	24,035,000
	5,000,000	11.500	05/01/16	5,650,000

Nielsen Finance LLC Co. (CCC+/Caa1)(f)
	19,000,000	12.500	08/01/16	18,097,500
The Nielsen Co. (CCC+/Caa1)(f)
EUR	5,000,000	11.125	08/01/16	6,297,408
Truvo Subsidiary Corp. (C/Ca)
	16,750,000	8.500	12/01/14	1,696,755

				84,548,614

Real Estate – 0.4%
CB Richard Ellis Group, Inc. (B+/Ba3)
	$6,375,000	11.625	06/15/17	7,124,062
Developers Diversified Realty Corp. (BB/Baa3)
	4,875,000	7.500	04/01/17	4,931,906
ProLogis (BBB-/Baa2)
	1,250,000	7.375	10/30/19	1,283,153
ProLogis (BBB-/NR)(d)
	5,125,000	2.250	04/01/37	5,005,142
	3,500,000	1.875	11/15/37	3,260,859
Realogy Corp. (C/Ca)
	2,500,000	10.500	04/15/14	2,156,250
	2,142,768	11.000 (b)	04/15/14	1,760,879

				25,522,251

Restaurants – 0.6%
NPC International, Inc. (CCC+/Caa1)
	12,002,000	9.500	05/01/14	11,971,995
OSI Restaurant Partners, Inc. (CCC/Caa3)
	7,750,000	10.000	06/15/15	7,575,625
Seminole Hard Rock Entertainment, Inc. (BB/B1)(a)(e)
	7,475,000	2.757	03/15/14	6,578,000
Wendy’s/Arby’s Restaurants LLC (B+/B2)
	8,375,000	10.000	07/15/16	9,003,125

				35,128,745

Retailers – 1.6%
AutoNation, Inc. (BB+/Ba2)
	745,000	7.000	04/15/14	765,488
Edcon Holdings Proprietary Ltd. (CCC+/Caa1)(e)
EUR	3,500,000	6.150	06/15/15	3,155,457
Edcon Proprietary Ltd. (B+/B2)(e)
	12,375,000	3.900	06/15/14	12,786,439
General Nutrition Centers, Inc. (CCC+/Caa1)(b)(e)
	$12,625,000	5.750	03/15/14	11,946,406
Macy’s Retail Holdings, Inc. (BB/Ba2)
	7,750,000	5.350	03/15/12	8,098,750
	3,500,000	5.875	01/15/13	3,661,875
	15,125,000	5.900	12/01/16	15,125,000
Michaels Stores, Inc. (CCC/Caa2)
	6,375,000	10.000	11/01/14	6,709,687
Michaels Stores, Inc. (CCC/Caa3)
	11,500,000	11.375	11/01/16	12,420,000
Neiman-Marcus Group, Inc. (B-/Caa2)(b)
	8,162,442	9.000	10/15/15	8,346,097
Neiman-Marcus Group, Inc. (CCC+/Caa3)
	14,500,000	10.375	10/15/15	15,007,500

				98,022,699

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Retailers – Food & Drug – 0.6%
Ahold Lease USA, Inc. (BBB/Baa3)(f)
	$801,164	7.820%		01/02/20	$889,293
	1,957,431	8.620		01/02/25	2,258,386
Ingles Markets, Inc. (BB-/B1)
	6,000,000	8.875		05/15/17	6,262,500
Rite Aid Corp. (B+/B3)
	2,750,000	9.750		06/12/16	2,942,500
Rite Aid Corp. (B-/Caa2)
	6,500,000	7.500		03/01/17	6,110,000
Rite Aid Corp. (CCC/Caa3)
	750,000	8.625		03/01/15	639,375
	5,250,000	9.375		12/15/15	4,488,750
	5,000,000	9.500		06/15/17	4,187,500
Supervalu, Inc. (B+/Ba3)
	5,000,000	7.500		11/15/14	5,050,000
	5,500,000	8.000		05/01/16	5,555,000

					38,383,304

Services Cyclical – Business Services – 1.8%
ACCO Brands Corp. (B-/Caa2)
	8,500,000	7.625		08/15/15	7,968,750
ACCO Brands Corp. (BB-/B2)(a)
	3,500,000	10.625		03/15/15	3,823,750
Carlson Wagonlit BV (CCC-/Caa2)(e)
EUR	11,655,000	6.415		05/01/15	14,167,648
Cornell Co., Inc. (B+/B2)
	$1,500,000	10.750		07/01/12	1,522,500
Corrections Corp. of America (BB/Ba2)
	1,125,000	6.250		03/15/13	1,141,875
	3,500,000	7.750		06/01/17	3,683,750
Garda World Security Corp. (B/B3)(a)
	3,000,000	9.750		03/15/17	3,074,164
Great Lakes Dredge & Dock Co. (B-/B3)
	6,000,000	7.750		12/15/13	6,045,000
GXS Worldwide, Inc. (B/B2)(a)
	2,500,000	9.750		06/15/15	2,412,500
Iron Mountain, Inc. (B+/B2)
	1,500,000	6.625		01/01/16	1,492,500
	4,625,000	8.000		06/15/20	4,763,750
ISS Financing PLC (B/NR)
EUR	4,500,000	11.000		06/15/14	6,777,640
ISS Global A/S (B/NR)
	1,235,000	4.750		09/18/10	1,684,723
ISS Holdings A/S (B/Caa1)
	12,015,000	8.875		05/15/16	16,633,767
Savcio Holdings Ltd. (B+/B2)
	2,000,000	8.000		02/15/13	2,660,782
Sitel LLC/Sitel Finance Corp. (B-/Caa2)(a)
	$10,000,000	11.500		04/01/18	10,100,000
West Corp. (B-/Caa1)
	11,500,000	9.500		10/15/14	11,816,250
	14,250,000	11.000		10/15/16	15,105,000

					114,874,349

Services Cyclical – Consumer Services – 0.1%
Service Corp. International (BB-/B1)
	1,750,000	6.750		04/01/16	1,723,750
Service Corp. International (BB-/B1)
	2,125,000	7.000		06/15/17	2,093,125
	4,000,000	7.625		10/01/18	4,050,000

					7,866,875

Services Cyclical – Rental Equipment – 1.5%
Ahern Rentals, Inc. (CCC+/Caa3)
	487,333	9.250		08/15/13	283,871
Ashtead Capital, Inc. (B+/B2)(a)
	3,000,000	9.000		08/15/16	3,045,000
Ashtead Holdings PLC (B+/B2)(a)
	2,000,000	8.625		08/01/15	2,017,500
Europcar Groupe SA (B+/B3)(e)
EUR	4,250,000	4.162		05/15/13	5,223,641
Europcar Groupe SA (B/Caa1)
	3,250,000	8.125		05/15/14	4,284,263
Hertz Corp. (CCC+/B2)
	2,250,000	7.875		01/01/14	3,004,927
	$10,725,000	8.875		01/01/14	10,966,313
Hertz Corp. (CCC+/B3)
	10,250,000	10.500		01/01/16	10,967,500
Maxim Crane Works LP (B/Caa1)(a)
	9,500,000	12.250		04/15/15	9,242,550
RSC Equipment Rental, Inc. (B-/Caa2)
	20,750,000	9.500		12/01/14	20,594,375
RSC Equipment Rental, Inc. (BB-/B1)(a)
	5,250,000	10.000		07/15/17	5,617,500
United Rentals North America, Inc. (B/B3)
	6,500,000	10.875		06/15/16	7,085,000
United Rentals North America, Inc. (CCC+/Caa1)
	7,000,000	7.750		11/15/13	6,737,500
	5,750,000	7.000		02/15/14	5,318,750

					94,388,690

Technology – Hardware – 0.8%
Avago Technologies (B+/Ba3)
	7,120,000	11.875		12/01/15	7,956,600
Freescale Semiconductor, Inc. (CCC/Caa2)
	2,500,000	8.875		12/15/14	2,381,250
	16,325,187	9.125	(b)	12/15/14	15,151,928
Lucent Technologies, Inc. (B/B1)
	10,500,000	6.450		03/15/29	7,402,500
NXP BV/NXP Funding LLC (CCC+/C)
	1,500,000	3.001	(e)	10/15/13	1,413,750
EUR	3,000,000	3.434	(e)	10/15/13	3,727,795
	$4,875,000	7.875		10/15/14	4,753,125
Seagate Technology International (BB+/Ba1)(a)
	4,250,000	10.000		05/01/14	4,871,562

					47,658,510

Technology – Software/Services – 3.1%
Expedia, Inc. (BBB-/Ba1)
	4,000,000	8.500		07/01/16	4,375,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Technology – Software/Services – (continued)

First Data Corp. (B-/Caa1)
	$42,500,000	9.875%		09/24/15	$36,975,000
	36,788,149	10.550	(b)	09/24/15	31,315,912
First Data Corp. (CCC+/Caa2)
	5,535,000	11.250		03/31/16	4,428,000
Sabre Holdings Corp. (CCC+/Caa1)
	9,000,000	8.350		03/15/16	8,595,000
Serena Software, Inc. (CCC+/Caa1)
	6,076,000	10.375		03/15/16	5,848,150
Sungard Data Systems, Inc. (B-/Caa1)
	35,500,000	10.250		08/15/15	37,363,750
Sungard Data Systems, Inc. (B/Caa1)
	15,001,000	9.125		08/15/13	15,376,025
	11,000,000	10.625		05/15/15	11,990,000
Travelport, Inc. (CCC+/B3)
EUR	2,000,000	5.283	(e)	09/01/14	2,539,223
	$18,000,000	9.875		09/01/14	18,810,000
Travelport, Inc. (CCC/Caa1)
	11,000,000	11.875		09/01/16	12,045,000

					189,661,060

Telecommunications – 2.9%
BCM Ireland Finance Ltd. (CCC/B3)(e)
EUR	3,000,000	5.662		08/15/16	2,876,886
Cincinnati Bell, Inc. (B-/B2)
	$2,750,000	8.750		03/15/18	2,777,500
Citizens Communications Co. (BB/Ba2)
	8,500,000	6.250		01/15/13	8,585,000
Frontier Communications Corp. (BB/Ba2)
	16,250,000	6.625		03/15/15	15,884,375
	3,250,000	8.125		10/01/18	3,241,875
Level 3 Financing, Inc. (CCC/Caa1)
	10,250,000	9.250		11/01/14	10,019,375
	6,000,000	10.000	(a)	02/01/18	5,760,000
New Communications Holdings, Inc. (BB/Ba2)(a)
	3,250,000	7.875		04/15/15	3,331,250
	4,250,000	8.250		04/15/17	4,297,813
	4,250,000	8.500		04/15/20	4,313,750
Nordic Telephone Co. Holdings (BB-/B1)
EUR	1,336,053	6.165	(e)	05/01/16	1,804,540
	28,500,000	8.250		05/01/16	41,476,788
	$8,000,000	8.875	(a)	05/01/16	8,520,000
Qwest Communications International, Inc. (B+/Ba3)
	3,000,000	7.500		02/15/14	3,048,750
	6,750,000	8.000	(a)	10/01/15	7,197,187
	9,750,000	7.125	(a)	04/01/18	10,091,250
Qwest Communications International, Inc. Series B (B+/Ba3)
	1,750,000	7.500		02/15/14	1,780,625
Qwest Corp. (BBB-/Ba1)
	9,000,000	8.875		03/15/12	9,810,000
	1,450,000	7.500		10/01/14	1,580,500
	2,000,000	8.375		05/01/16	2,250,000
tw telecom holdings, inc. (B-/B2)(a)
	2,750,000	8.000		03/01/18	2,798,125

Windstream Corp. (B+/Ba3)
	13,000,000	8.125		08/01/13	13,585,000
	8,750,000	8.625		08/01/16	8,914,062
Windstream Corp. (B+/Ba3)
	5,000,000	7.875		11/01/17	4,912,500
	950,000	7.000		03/15/19	888,250

					179,745,401

Telecommunications – Cellular – 3.9%
American Tower Corp. (BB+/Baa3)
	4,500,000	7.000		10/15/17	5,028,750
CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa3)(a)
	9,750,000	7.750		05/01/17	10,481,250
Clearwire Communications LLC/Clearwire Finance, Inc. (B-/Caa1)(a)
	19,875,000	12.000		12/01/15	20,345,625
Crown Castle International Corp. (B-/B1)
	10,250,000	9.000		01/15/15	11,095,625
Hellas Telecommunications III (NR/Caa3)
EUR	7,250,000	9.500		10/15/13	2,937,665
Hellas Telecommunications Luxembourg V (NR/Caa1)(e)
	1,253,403	4.684		10/15/12	1,218,895
Nextel Communications, Inc. (BB-/Ba2)
	$11,125,000	6.875		10/31/13	10,846,875
	3,000,000	5.950		03/15/14	2,805,000
	16,500,000	7.375		08/01/15	15,633,750
SBA Telecommunications, Inc. (BB-/Ba2)(a)
	2,500,000	8.000		08/15/16	2,656,250
Sprint Capital Corp. (BB-/Ba3)
	8,000,000	7.625		01/30/11	8,200,000
	19,750,000	8.375		03/15/12	20,540,000
	46,125,000	6.900		05/01/19	42,319,687
	18,250,000	8.750		03/15/32	16,858,437
Sprint Nextel Corp. (BB-/Ba3)
	14,250,000	6.000		12/01/16	12,860,625
Wind Acquisition Finance SA (B+/B2)
EUR	26,000,000	11.000		12/01/15	37,750,681
	$12,750,000	12.000	(a)	12/01/15	13,722,187
	1,500,000	11.750	(a)	07/15/17	1,665,000
Wind Acquisition Holdings Finance SA (B-/B3)(b)
EUR	4,000,000	12.250		07/15/17	5,238,363

					242,204,665

Telecommunications – Satellites – 2.7%
Inmarsat Finance PLC (BB+/Ba2)(a)
	$1,500,000	7.375		12/01/17	1,559,167
Intelsat Bermuda Ltd. (CCC+/Caa2)
	19,000,000	11.250		06/15/16	20,615,000
Intelsat Bermuda Ltd. (CCC+/Caa3)
	12,000,000	11.250	(g)	02/04/17	12,690,000
	34,000,000	11.500	(b)	02/04/17	34,850,000
Intelsat Corp. (BB-/B3)
	7,250,000	9.250		08/15/14	7,449,375
	9,625,000	9.250		06/15/16	10,106,250
Intelsat Intermediate Holding Co. Ltd. (CCC+/NR)(f)
	13,250,000	9.500		02/01/15	13,697,187

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Telecommunications – Satellites – (continued)

Intelsat Jackson Holdings Ltd. (B+/B3)
	$10,125,000	9.500%	06/15/16	$10,808,438
Intelsat Jackson Holdings SA (CCC+/Caa2)
	2,000,000	11.500	06/15/16	2,150,000
Intelsat Ltd. (CCC+/Caa3)
	10,500,000	7.625	04/15/12	10,736,250
Intelsat Subsidiary Holding Co. Ltd. (B+/B3)
	16,000,000	8.500	01/15/13	16,260,000
	24,750,000	8.875	01/15/15	25,492,500

				166,414,167

Textiles & Apparel – 0.2%
Propex Fabrics, Inc. (NR/WR)(c)
	2,500,000	10.000	12/01/12	250
Quiksilver, Inc. (CCC/Caa2)
	12,395,000	6.875	04/15/15	11,465,375
Warnaco, Inc. (BB+/Ba2)
	1,378,000	8.875	06/15/13	1,414,173

				12,879,798

Tobacco(a) – 0.1%
Alliance One International, Inc. (B+/B2)
	6,250,000	10.000	07/15/16	6,492,188

Transportation – 0.4%
Commercial Barge Line Co. (B+/B2)
	11,500,000	12.500	07/15/17	12,075,000
RailAmerica, Inc. (BB-/B1)
	10,913,000	9.250	07/01/17	11,635,986
Stena AB (BB+/Ba2)
EUR	500,000	6.125	02/01/17	638,183
Teekay Corp. (BB/B1)
	$1,750,000	8.500	01/15/20	1,824,375
United Air Lines, Inc. (B+/B3)(a)
	1,375,000	9.875	08/01/13	1,443,750

				27,617,294

Utilities – Distribution – 0.4%
AmeriGas Partners LP (NR/Ba3)
	3,750,000	7.250	05/20/15	3,806,250
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (NR/Ba3)
	7,500,000	7.125	05/20/16	7,593,750
Ferrellgas Finance LP (B+/Ba3)
	438,000	6.750	05/01/14	434,715
Ferrellgas Partners LP/Ferellgas Partners Finance Corp. (B-/B2)
	4,625,000	8.625	06/15/20	4,625,000
Inergy LP/Inergy Finance Corp. (B+/B1)
	4,300,000	6.875	12/15/14	4,321,500
	5,000,000	8.250	03/01/16	5,150,000

				25,931,215

Utilities – Electric – 3.2%
Calpine Construction Finance Co. LP and CCFC Finance Corp. (BB-/B1)(a)
	4,500,000	8.000	06/01/16	4,601,250

Dynegy Holdings, Inc. (B/B3)
	3,000,000	8.750	02/15/12	3,052,500
	4,500,000	7.500	06/01/15	3,735,000
	2,500,000	8.375	05/01/16	2,068,750
	1,500,000	7.125	05/15/18	1,076,250
	6,000,000	7.750	06/01/19	4,575,000
Edison Mission Energy (B/B2)
	9,625,000	7.750	06/15/16	7,026,250
	11,125,000	7.000	05/15/17	7,731,875
	7,000,000	7.200	05/15/19	4,812,500
Elwood Energy LLC (BB/Ba1)
	1,893,930	8.159	07/05/26	1,818,173
Intergen NV (BB-/Ba3)(a)
	4,500,000	9.000	06/30/17	4,668,750
Ipalco Enterprises, Inc. (BB+/Ba1)
	1,500,000	8.625	11/14/11	1,599,375
Midwest Generation LLC (BB-/Ba1)
	3,807,990	8.560	01/02/16	3,884,150
Mirant Americas Generation LLC (B-/B3)
	7,750,000	8.300	05/01/11	7,963,125
Mirant Mid-Atlantic LLC (BB/Ba1)
	2,236,320	9.125	06/30/17	2,364,908
Mirant North America LLC (B-/B1)
	10,500,000	7.375	12/31/13	10,526,250
NiSource Finance Corp. (BBB-/Baa3)
	5,000,000	6.150	03/01/13	5,435,702
	2,000,000	5.400	07/15/14	2,123,610
	1,500,000	10.750	03/15/16	1,905,419
	7,275,000	6.400	03/15/18	7,795,111
	3,250,000	6.800	01/15/19	3,532,293
	5,000,000	5.450	09/15/20	4,946,818
NRG Energy, Inc. (BB-/B1)
	21,725,000	7.250	02/01/14	21,915,094
	21,125,000	7.375	02/01/16	20,913,750
	2,500,000	7.375	01/15/17	2,471,875
Orion Power Holdings, Inc. (BB/Ba3)
	3,500,000	12.000	05/01/10	3,517,500
RRI Energy, Inc. (B+/B2)
	5,750,000	7.625	06/15/14	5,333,125
	6,375,000	7.875	06/15/17	5,769,375
The AES Corp. (BB-/B1)
	5,250,000	9.375	09/15/10	5,394,375
	8,000,000	7.750	10/15/15	8,120,000
	13,250,000	9.750 (a)	04/15/16	14,376,250
	10,000,000	8.000	10/15/17	10,125,000
	6,000,000	8.000	06/01/20	5,985,000

				201,164,403

Utilities – Pipelines – 1.7%
Crosstex Energy/Crosstex Energy Finance Corp. (B+/B3)(a)
	6,045,000	8.875	02/15/18	6,211,237
El Paso Corp. (BB-/Ba3)
	4,000,000	12.000	12/12/13	4,670,000
	5,000,000	8.250	02/15/16	5,325,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Utilities – Pipelines – (continued)

El Paso Corp. (BB-/Ba3) – (continued)
$10,500,000	7.000%		06/15/17	$10,710,000
3,500,000	7.250		06/01/18	3,570,000
2,000,000	7.800		08/01/31	1,957,500
El Paso Natural Gas Co. (BB/Baa3)
2,625,000	8.625		01/15/22	3,179,841
2,375,000	7.500		11/15/26	2,584,365
3,500,000	8.375		06/15/32	4,118,943
Enterprise Products Operating LP (BB/Ba1)(e)
3,750,000	8.375		08/01/66	3,811,419
3,285,000	7.034		01/15/68	3,087,912
Mark West Energy Partners LP/Mark West Energy Finance Corp. Series B (BB-/B1)
8,750,000	8.500		07/15/16	8,870,312
Regency Energy Partners LP (B/B1)
6,598,000	8.375		12/15/13	6,853,672
9,000,000	9.375	(a)	06/01/16	9,562,500
Southern Star Central Corp. (BB+/Ba2)
1,000,000	6.750		03/01/16	985,000
Targa Resources Partners LP (B/B2)
3,034,000	8.250		07/01/16	3,094,680
7,625,000	11.250	(a)	07/15/17	8,578,125
Tennessee Gas Pipeline Co. (BB/Baa3)
3,000,000	7.000		10/15/28	3,164,697
3,000,000	8.375		06/15/32	3,511,332
1,500,000	7.625		04/01/37	1,668,794
The Williams Cos., Inc. (BB+/Baa3)
6,665,000	7.875		09/01/21	7,846,071
741,000	7.500		01/15/31	814,263

				104,175,663

TOTAL CORPORATE OBLIGATIONS
(Cost $5,492,643,222)				$5,772,193,546

Senior Term Loans(i) – 0.1%

Real Estate – 0.0%
Realogy Corp. (CCC-/Caa1)
$997,443	3.250%		10/10/13	$878,896

Services Cyclical – Rental Equipment – 0.1%
Ahern Rentals, Inc. (CCC+/Ca)
3,375,000	16.000		12/15/12	3,341,250

TOTAL SENIOR TERM LOANS
(Cost $4,234,084)				$4,220,146

Shares	Rate	Value

Preferred Stocks – 0.1%

CMP Susquehanna Radio Holdings Corp.(a)(e)
111,942	0.000%	$—
GMAC, Inc.(a)
7,813	7.000	5,955,459
Lucent Technologies Capital Trust I
1,000	7.750	796,000
Pliant Corp.(b)
2,796	13.000	420
Spanish Broadcasting Systems, Inc.(b)(d)
3,074	10.750	15

TOTAL PREFERRED STOCKS
(Cost $8,894,040)$6,751,894

Shares	Description	Value

Common Stocks – 1.1%

1,069,090	Accuride Corp.(c)	$1,405,853
1,996,917	Adelphia Recovery Trust Series ACC-1(c)	69,892
2,731	APP China Group Ltd.(c)	—
24,334	Axiohm Transaction Solutions, Inc.(c)	243
42,605	Charter Communications, Inc.(c)	1,469,873
513,939	CIT Group, Inc.(c)	20,023,063
97,046	Dex One Corp.(c)	2,709,524
71,283	Lear Corp.(c)	5,656,306
6,252	Masonite Worldwide Holdings(c)	269,149
546,767	Nortek, Inc.(c)	21,870,680
1,656	Nycomed(c)	22
3,874	Panolam Holdings Co.(c)	39
567,500	Parmalat SpA(a)	1,556,880
351	Pliant Corp.(c)	4
33,975	Polymer Group, Inc.(c)	550,395
2,500	Port Townsend Holdings Co., Inc.(c)	—
20,372	Smurfit Kappa Funding PLC(c)	167,844
444,042	Spectrum Brands, Inc.(c)	12,157,870
8,648	Viasystems Group, Inc.	187,921
1,051	Zemex Minerals Group, Inc.(c)	—

TOTAL COMMON STOCKS
(Cost $83,307,757)		$68,095,558

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

	Expiration
Units	Date	Value

Warrants(c) – 0.0%

Atrium Corp.
3,385	12/31/12	$—
Avecia Group PLC (Ordinary)(a)
40,000	07/01/10	400
Avecia Group PLC (Preferred)(a)
40,000	07/01/10	400
CNB Capital Trust I(a)
127,920	03/23/19	—
Equistar Chemicals LP
59,971	04/15/10	—
Lear Corp.
26,419	11/09/14	1,921,982
Masonite Worldwide Holdings
30,311	06/09/14	109,120
22,734	06/09/16	82,411
Nortek, Inc.
11,520	12/07/14	115
Parmalat SpA
650	12/31/15	1,780

TOTAL WARRANTS
(Cost $1,601,966)		$2,116,208

Shares	Description	Value

Special Purpose Entity(c) – 0.0%

526,991	Adelphia Recovery Trust
(Cost $63,727)		$42,159

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $5,590,744,796)		$5,853,419,511

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 4.9%

Repurchase Agreement – 4.9%
Joint Repurchase Agreement Account II
$302,400,000	0.019%	04/01/10	$302,400,000
Maturity Value: $302,400,160
(Cost $302,400,000)

TOTAL INVESTMENTS – 99.3%
(Cost $5,893,144,796)			$6,155,819,511

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			41,289,706

NET ASSETS – 100.0%			$6,197,109,217

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,127,326,903, which represents approximately 18.2% of net assets as of March 31, 2010.

(b)	Pay-in-kind securities.

(c)	Security is currently in default and/or non-income producing.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(f)	Issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2010.

(h)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on pages 72-73.

(i)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the Senior Term Loans will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2010. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
NR	—	Not Rated
WR	—	Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
March 31, 2010

As a % of
Net Assets

Investments Industry Classifications†

Aerospace	0.7%
Agriculture	0.8
Automotive	3.9
Building Materials	2.5
Capital Goods	1.9
Chemicals	3.3
Conglomerates	1.2
Construction Machinery	0.4
Consumer Products	3.1
Defense	0.7
Emerging Markets	1.1
Energy	6.5
Entertainment & Leisure	1.4
Environmental	0.3
Finance	8.0
Food	1.9
Gaming	5.0
Health Care	9.0
Home Construction	0.6
Lodging	0.8
Media	6.8
Metals	1.0
Packaging	3.9
Paper	1.9
Printing	0.2
Publishing	1.4
Real Estate	0.4
Restaurants	0.6
Retailers	2.2
Services Cyclical	3.5
Short-term Investments#	5.6
Technology	3.9
Telecommunications	9.5
Textiles & Apparel	0.2
Tobacco	0.1
Transportation	0.4
Utilities	5.3

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

				Value on
		Contract	Expiration	Settlement	Current	Unrealized
Counterparty	Currency	Type	Date	Date	Value	Gain

Deutsche Bank AG (London)	GBP	Sale	05/19/10	$29,630,911	$28,468,225	$1,162,686
Citibank NA	EUR	Sale	05/19/10	24,601,842	24,388,296	213,546
Deutsche Bank AG (London)		Sale	05/19/10	11,112,526	11,105,563	6,963
UBS AG (London)		Sale	05/19/10	729,077,663	719,333,447	9,744,216

TOTAL						$11,127,411

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 91.2%

Banks – 18.7%
ANZ Capital Trust II(a)(b)
	$2,575,000	5.360%		01/29/49	$2,510,548
Astoria Financial Corp.(b)
	325,000	5.750		10/15/12	329,929
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	3,100,000	3.850		01/22/15	3,132,358
Citigroup, Inc.
	6,200,000	5.500		04/11/13	6,514,842
	5,625,000	6.375		08/12/14	6,001,326
Credit Agricole SA(a)(b)(c)
	1,350,000	8.375		10/13/49	1,457,055
Discover Bank
	5,275,000	8.700		11/18/19	5,764,744
Fifth Third Bank(c)
	2,200,000	0.360		05/17/13	2,054,642
First Niagara Financial Group, Inc.(b)
	2,650,000	6.750		03/19/20	2,677,968
HSBC Bank USA NA
	4,550,000	6.000		08/09/17	4,888,970
	1,790,000	5.625		08/15/35	1,644,796
HSBC Capital Funding LP(a)(b)(c)
	1,050,000	4.610		06/27/49	971,389
JPMorgan Chase & Co.
	11,325,000	6.400		10/02/17	12,503,858
JPMorgan Chase Capital Co. Series T(b)
	1,650,000	6.550		09/29/36	1,548,393
JPMorgan Chase Capital XXV
	1,300,000	6.800		10/01/37	1,294,054
KeyBank NA
	2,375,000	5.500		09/17/12	2,496,674
Lloyds TSB Bank PLC(a)
	5,200,000	4.375		01/12/15	5,126,066
Manufacturers & Traders Trust Co.(b)(c)
	3,525,000	1.751		04/01/13	3,432,486
	1,495,000	5.585		12/28/20	1,374,358
Merrill Lynch & Co., Inc.
	1,250,000	6.400		08/28/17	1,314,922
	13,100,000	6.875		04/25/18	14,140,390
MUFG Capital Finance 1 Ltd.
	3,025,000	6.346		07/25/49	2,964,500
Northern Trust Co.
	1,625,000	6.500		08/15/18	1,839,192
PNC Bank NA
	1,000,000	4.875		09/21/17	994,906
	925,000	6.000		12/07/17	984,224
Resona Bank Ltd.(a)(b)(c)
	1,475,000	5.850		04/15/49	1,392,288
Royal Bank of Scotland Group PLC(a)
	3,375,000	4.875		08/25/14	3,396,668
Santander Issuances SA Unipersonal(a)(b)(c)
	700,000	5.805		06/20/16	698,443
Sovereign Bank
	4,600,000	5.125		03/15/13	4,715,193
	455,000	1.959	(b)(c)	08/01/13	449,121

US Bank NA
EUR	2,400,000	4.375		02/28/17	$3,250,363
Wachovia Corp.
	$14,919,000	5.500		05/01/13	16,132,672

					117,997,338

Brokerage – 3.0%
Ameriprise Financial, Inc.(b)
	2,175,000	5.300		03/15/20	2,200,319
Morgan Stanley & Co.
	4,250,000	4.750		04/01/14	4,339,577
	8,375,000	6.250	(b)	08/28/17	8,798,654
	3,250,000	7.300	(b)	05/13/19	3,594,681

					18,933,231

Chemicals(b) – 2.9%
Airgas, Inc.
	2,925,000	4.500		09/15/14	3,018,764
The Dow Chemical Co.
	9,525,000	7.600		05/15/14	10,899,189
	925,000	5.900		02/15/15	1,002,088
	3,000,000	8.550		05/15/19	3,628,655

					18,548,696

Consumer Products(b) – 0.9%
Whirlpool Corp.
	2,675,000	8.000		05/01/12	2,950,392
	2,050,000	8.600		05/01/14	2,382,058

					5,332,450

Distributors(a)(b) – 0.6%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
	2,300,000	6.750		09/30/19	2,570,968
Southern Star Central Gas Pipeline, Inc.
	1,100,000	6.000		06/01/16	1,132,328

					3,703,296

Electric(b) – 4.9%
Arizona Public Service Co.
	525,000	6.250		08/01/16	564,844
	6,115,000	8.750		03/01/19	7,457,512
Commonwealth Edison Co.
	2,000,000	6.150		09/15/17	2,210,258
	1,025,000	5.900		03/15/36	1,040,414
Enel Finance International SA(a)
	3,400,000	5.700		01/15/13	3,677,522
	4,525,000	5.125		10/07/19	4,472,112
FirstEnergy Corp. Series C
	1,533,000	7.375		11/15/31	1,583,146
MidAmerican Energy Holdings Co.
	2,665,000	5.750		04/01/18	2,807,071
Nevada Power Co.
	2,425,000	7.125		03/15/19	2,730,726
Progress Energy, Inc.
	1,575,000	7.050		03/15/19	1,771,209
	1,000,000	7.000		10/30/31	1,096,032

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Electric(b) – (continued)

Public Service Co. of Oklahoma
$1,650,000	6.625%		11/15/37	$1,738,166

				31,149,012

Energy(b) – 5.7%
Cenovus Energy, Inc.(a)
6,300,000	6.750		11/15/39	6,832,760
Dolphin Energy Ltd.(a)
544,500	5.888		06/15/19	561,652
Petro-Canada
4,675,000	6.050		05/15/18	5,033,175
Transocean, Inc.
2,425,000	6.000		03/15/18	2,639,736
16,350,000	1.500	(e)	12/15/37	15,961,687
Valero Logistics
2,000,000	6.050		03/15/13	2,148,048
XTO Energy, Inc.
2,350,000	6.750		08/01/37	2,751,382

				35,928,440

Entertainment – 0.3%
Time Warner Entertainment Co.
1,290,000	8.375		03/15/23	1,565,080

Environmental(b) – 2.0%
Allied Waste North America, Inc.
3,700,000	5.750		02/15/11	3,839,238
2,450,000	6.375		04/15/11	2,569,438
Republic Services, Inc.(a)
3,750,000	5.000		03/01/20	3,677,280
Waste Management, Inc.
800,000	7.375		03/11/19	927,178
1,403,000	7.375		05/15/29	1,577,493

				12,590,627

Food & Beverage – 4.5%
Anheuser-Busch InBev Worldwide, Inc.(a)(b)
3,300,000	7.750		01/15/19	3,924,961
4,925,000	8.200		01/15/39	6,323,016
Bacardi Ltd.(a)(b)
1,200,000	7.450		04/01/14	1,372,040
450,000	8.200		04/01/19	539,377
Kraft Foods, Inc.
1,900,000	6.125		08/23/18	2,070,542
7,250,000	5.375		02/10/20	7,326,554
6,575,000	6.500		02/09/40	6,772,831

				28,329,321

Health Care – Medical Products – 3.6%
Agilent Technologies, Inc.(b)
6,226,000	5.500		09/14/15	6,670,587
Boston Scientific Corp.(b)
4,325,000	4.500		01/15/15	4,140,670
3,200,000	6.000		01/15/20	3,010,966
CareFusion Corp.
2,650,000	6.375		08/01/19	2,897,915

Life Technologies Corp.(b)
6,000,000	4.400		03/01/15	6,041,730

				22,761,868

Health Care – Services(b) – 0.7%
CIGNA Corp.
4,250,000	6.350		03/15/18	4,578,270

Life Insurance – 3.2%
Nationwide Life Global Funding I(a)
2,450,000	5.450		10/02/12	2,523,919
Prudential Financial, Inc.
3,375,000	3.875		01/14/15	3,376,877
Reinsurance Group of America, Inc.(b)(c)
1,950,000	6.750		12/15/65	1,787,053
Symetra Financial Corp.(a)(b)
1,600,000	6.125		04/01/16	1,544,902
725,000	8.300	(c)	10/15/37	593,322
The Hartford Financial Services Group, Inc.(b)
1,850,000	6.625		03/30/40	1,820,313
The Northwestern Mutual Life Insurance Co.(a)(b)
8,325,000	6.063		03/30/40	8,354,704

				20,001,090

Media – Cable – 5.9%
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375		03/15/13	2,554,652
1,350,000	9.455		11/15/22	1,803,828
Comcast Corp.(b)
7,150,000	5.300		01/15/14	7,687,473
Cox Communications, Inc.(a)(b)
2,000,000	6.250		06/01/18	2,139,951
2,025,000	8.375		03/01/39	2,496,387
DIRECTV Holdings LLC(b)
4,825,000	7.625		05/15/16	5,404,000
3,000,000	5.875	(a)	10/01/19	3,130,620
Rogers Communications, Inc.(b)
2,500,000	6.800		08/15/18	2,843,872
Time Warner Cable, Inc.(b)
1,300,000	5.400		07/02/12	1,395,551
1,075,000	8.750		02/14/19	1,333,195
6,325,000	4.875		03/15/20	6,179,727

				36,969,256

Media – Non Cable(b) – 2.4%
CBS Corp.
3,650,000	8.875		05/15/19	4,409,214
News America, Inc.
725,000	6.650		11/15/37	761,180
Reed Elsevier Capital, Inc.
5,005,000	8.625		01/15/19	6,244,018
WPP Finance UK
3,450,000	8.000		09/15/14	3,964,009

				15,378,421

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Metals & Mining – 2.4%
Anglo American Capital PLC(a)(b)
$1,578,000	9.375%		04/08/14	$1,895,527
1,750,000	9.375		04/08/19	2,228,996
ArcelorMittal
1,500,000	5.375	(b)	06/01/13	1,596,619
2,875,000	9.850		06/01/19	3,654,438
Freeport-McMoRan Copper & Gold, Inc.(b)
4,725,000	8.375		04/01/17	5,244,750
Xstrata Canada Corp.(b)
500,000	7.250		07/15/12	547,242

				15,167,572

Noncaptive-Financial – 1.9%
General Electric Capital Corp.
3,650,000	6.875		01/10/39	3,936,926
SLM Corp.
8,075,000	5.400		10/25/11	8,162,003

				12,098,929

Paper(b) – 0.3%
International Paper Co.
225,000	7.950		06/15/18	262,877
1,450,000	7.500		08/15/21	1,641,976

				1,904,853

Pharmaceuticals(b) – 1.4%
Watson Pharmaceuticals, Inc.
8,425,000	5.000		08/15/14	8,794,661

Pipelines – 8.9%
Buckeye Partners LP(b)
2,100,000	5.500		08/15/19	2,125,098
CenterPoint Energy Resources Corp. Series B(b)
2,500,000	7.875		04/01/13	2,862,645
DCP Midstream LLC(a)(b)
7,110,000	9.750		03/15/19	9,114,856
Energy Transfer Partners LP(b)
275,000	5.650		08/01/12	295,097
7,852,000	5.950		02/01/15	8,561,714
Enterprise Products Operating LLC(b)
2,350,000	5.600		10/15/14	2,547,229
1,575,000	6.650		04/15/18	1,746,646
3,973,000	7.550		04/15/38	4,543,892
Magellan Midstream Partners LP(b)
3,200,000	6.550		07/15/19	3,544,182
Northwest Pipeline GP(b)
2,025,000	6.050		06/15/18	2,179,654
ONEOK Partners LP(b)
1,025,000	6.150		10/01/16	1,100,745
Southern Natural Gas Co.(a)(b)
700,000	5.900		04/01/17	729,417
Tennessee Gas Pipeline Co.(b)
1,460,000	7.000		10/15/28	1,540,152
2,125,000	8.375		06/15/32	2,487,194

The Williams Cos., Inc.
825,000	6.375	(a)	10/01/10	847,456
691,000	7.875	(b)	09/01/21	813,449
408,000	8.750	(b)	03/15/32	494,454
TransCanada PipeLines Ltd.(b)(c)
3,425,000	6.350		05/15/67	3,231,245
Williams Partners LP(a)(b)
1,800,000	3.800		02/15/15	1,796,771
5,750,000	5.250		03/15/20	5,761,719

				56,323,615

Property/Casualty Insurance – 3.8%
Ace Capital Trust II(b)
250,000	9.700		04/01/30	298,665
ACE INA Holdings, Inc.(b)
1,500,000	6.700		05/15/36	1,675,050
Arch Capital Group Ltd.(b)
1,245,000	7.350		05/01/34	1,263,669
Aspen Insurance Holdings Ltd.(b)
1,025,000	6.000		08/15/14	1,077,704
Axis Specialty Finance LLC(b)
4,000,000	5.875		06/01/20	3,947,172
CNA Financial Corp.(b)
1,025,000	5.850		12/15/14	1,039,128
Endurance Specialty Holdings Ltd.(b)
1,350,000	7.000		07/15/34	1,278,747
Marsh & McLennan Cos., Inc.(b)
1,000,000	5.150		09/15/10	1,016,467
QBE Insurance Group Ltd.(a)
647,000	9.750		03/14/14	786,309
855,000	5.647	(b)(c)	07/01/23	796,597
The Travelers Cos., Inc.(b)(c)
1,300,000	6.250		03/15/37	1,261,000
Transatlantic Holdings, Inc.(b)
3,725,000	8.000		11/30/39	3,780,881
White Mountains Reinsurance Group Ltd.(a)(b)
1,725,000	6.375		03/20/17	1,695,802
Willis North America, Inc.(b)
1,500,000	7.000		09/29/19	1,559,297
ZFS Finance USA Trust I(a)(b)(c)
1,375,000	6.150		12/15/65	1,347,500
ZFS Finance USA Trust II(a)(b)(c)
1,275,000	6.450		12/15/65	1,217,625

				24,041,613

Real Estate Investment Trusts(b) – 5.4%
Arden Realty LP(d)
1,160,000	5.200		09/01/11	1,210,517
Developers Diversified Realty Corp.
2,750,000	7.500		04/01/17	2,782,101
Duke Realty LP
2,825,000	6.750		03/15/20	2,875,279
Health Care Property Investors, Inc.
5,075,000	5.950		09/15/11	5,294,788
Pan Pacific Retail Properties, Inc.
1,350,000	5.950		06/01/14	1,409,533

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trusts(b) – (continued)

Post Apartment Homes LP
$3,000,000	6.300%	06/01/13	$3,158,533
ProLogis(e)
8,000,000	2.250	04/01/37	7,812,904
Simon Property Group LP
2,375,000	10.350	04/01/19	2,986,244
3,500,000	5.650	02/01/20	3,413,316
WEA Finance LLC(a)
1,625,000	7.125	04/15/18	1,757,993
Westfield Capital Corp.(a)
1,500,000	4.375	11/15/10	1,523,340

			34,224,548

Retailers(b) – 0.7%
CVS Caremark Corp.
800,000	6.250	06/01/27	830,753
Nordstrom, Inc.
3,350,000	6.750	06/01/14	3,761,712

			4,592,465

Technology – Hardware(b) – 0.2%
Fiserv, Inc.
1,175,000	6.125	11/20/12	1,277,446

Tobacco – 1.2%
Altria Group, Inc.
1,950,000	9.700	11/10/18	2,394,585
BAT International Finance PLC(a)(b)
4,032,000	9.500	11/15/18	5,221,545

			7,616,130

Transportation(b) – 0.5%
CSX Corp.
3,150,000	6.250	03/15/18	3,393,534

Wireless Telecommunications – 3.3%
AT&T, Inc.(b)
1,675,000	5.800	02/15/19	1,784,127
2,300,000	6.400	05/15/38	2,364,708
Cellco Partnership/Verizon Wireless Capital LLC(b)
4,600,000	8.500	11/15/18	5,739,232
New Cingular Wireless Services, Inc.(b)
900,000	8.750	03/01/31	1,162,185
Qtel International Finance Ltd.
2,200,000	7.875	06/10/19	2,542,628
Telecom Italia Capital SA(b)
6,990,000	5.250	10/01/15	7,157,005

			20,749,885

Wirelines Telecommunications(b) – 1.9%
Qwest Corp.
3,975,000	8.375	05/01/16	4,471,875

Telecom Italia Capital SA
1,500,000	6.200	07/18/11	1,577,726
5,700,000	4.950	09/30/14	5,835,732

			11,885,333

TOTAL CORPORATE OBLIGATIONS
(Cost $551,559,436)			$575,836,980

Mortgage-Backed Obligations – 1.3%

Collateralized Mortgage Obligations – 1.3%
Countrywide Alternative Loan Trust Series 2007-06, Class A4
$1,200,000	5.750%	04/25/47	$700,854
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
2,217,747	5.750	07/25/37	1,591,026
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
1,723,855	6.000	08/25/37	1,253,460
Residential Asset Securitization Trust Series 2007-06, Class 1A3
1,243,792	6.000	04/25/37	756,310
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1
2,049,500	5.993	11/25/35	1,710,195
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
1,521,915	0.506	11/25/45	1,158,475
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
1,529,286	6.000	06/25/37	1,062,124

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $8,622,529)			$8,232,444

Foreign Debt Obligations – 2.5%

Sovereign – 2.1%
Federal Republic of Brazil
$820,000	8.250%	01/20/34	$1,045,500
4,000,000	7.125	01/20/37	4,554,000
Ontario Province of Canada
1,400,000	4.100	06/16/14	1,495,606
Republic of Peru
1,000,000	6.550	03/14/37	1,070,000
State of Qatar
600,000	5.150	04/09/14	642,000
Swedish Export Credit
800,000	3.250	09/16/14	816,968
United Mexican States
3,800,000	6.050	01/11/40	3,790,500

			13,414,574

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Foreign Debt Obligations – (continued)

Supranational – 0.4%
North American Development Bank
$2,400,000	4.375%	02/11/20	$2,369,554

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $15,334,652)			$15,784,128

Municipal Debt Obligations – 2.5%

California – 1.2%
California State GO Bonds Build America Taxable Series 2009
$1,375,000	7.500%	04/01/34	$1,420,168
2,700,000	7.550	04/01/39	2,794,149
California State GO Bonds Build America Taxable Series 2010
675,000	7.625	03/01/40	702,790
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	2,787,936

			7,705,043

Illinois – 1.2%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	1,817,902
Illinois State GO Bonds Build America Series 2010
5,950,000	6.630	02/01/35	5,861,345

			7,679,247

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	407,901

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $15,882,165)			$15,792,191

Shares	Rate	Value

Preferred Stock(b)(c) – 0.2%

JPMorgan Chase & Co.
1,225,000	7.900%	$1,305,973
(Cost $1,225,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $592,623,782)		$616,951,716

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(f) – 1.3%

Repurchase Agreement – 1.3%
Joint Repurchase Agreement Account II
$7,900,000	0.019%	04/01/10	$7,900,000
Maturity Value: $7,900,004
(Cost $7,900,000)

TOTAL INVESTMENTS – 99.0%
(Cost $600,523,782)			$624,851,716

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			6,212,033

NET ASSETS – 100.0%			$631,063,749

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $111,274,089, which represents approximately 17.6% of net assets as of March 31, 2010.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on pages 72-73.

Investment Abbreviations:
GO	—	General Obligation
RB	—	Revenue Bond

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Deutsche Bank AG (London)	EUR	Sale	04/30/10	$3,034,911	$3,030,351	$4,560

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(1)	December 2010	$(247,925)	$(703)
2 Year U.S. Treasury Notes	321	June 2010	69,641,953	(51,300)
5 Year U.S. Treasury Notes	267	June 2010	30,663,281	(48,640)
10 Year U.S. Treasury Notes	(249)	June 2010	(28,946,250)	167,495
30 Year U.S. Treasury Bonds	291	June 2010	33,792,375	(53,385)

TOTAL				$13,467

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

			Rates		Credit		Upfront
		Notional	received		Spread at		Payments made
	Referenced	Amount	(paid) by	Termination	March 31, 2010	Market	(received) by	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(a)	Value	the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$51,000	(1.000)%	06/20/15	88	$(302,994)	$(326,302)	$23,308
Protection Sold:
Deutsche Bank Securities, Inc.	MetLife Inc. 5.00%, 06/15/15	800	1.000	03/20/15	191	(32,487)	(47,896)	15,409
		425	1.000	03/20/15	191	(17,258)	(24,928)	7,670
		600	1.000	03/20/15	191	(24,365)	(24,020)	(345)

TOTAL						$(377,104)	$(423,146)	$46,042

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
March 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 63.5%

Argentina(a) – 0.8%
Republic of Argentina (NR/NR)
EUR	30,100,000	2.840%		12/15/35	$2,723,857
ARS	229,000,000	3.720		12/15/35	3,848,985

					6,572,842

Brazil – 7.7%
Brazil Notas do Tesouro Nacional (NR/Baa3)
BRL	18,106,909	6.000		05/15/15	10,023,879
	101,811,000	10.000		01/01/17	51,371,540

					61,395,419

Colombia – 3.7%
Republic of Colombia (BB+/Ba1)
COP	8,071,000,000	12.000		10/22/15	5,174,835
	38,695,000,000	9.850		06/28/27	23,846,570

					29,021,405

Hungary – 7.4%
Hungary Government Bond (BBB-/Baa1)
HUF	4,964,000,000	7.250		06/12/12	26,031,355
	6,006,000,000	8.000		02/12/15	32,796,702

					58,828,057

Israel – 3.5%
Israel Government Bond – Shahar (NR/NR)
ILS	98,200,000	7.000		04/29/11	27,873,932

Malaysia – 2.6%
Malaysia Government Bond (NR/A3)
MYR	68,700,000	3.741		02/27/15	21,018,577

Mexico – 5.5%
Mexican Bonos (A/Baa1)
MXN	384,381,000	10.000		12/05/24	36,585,486
	91,239,329	4.000		11/15/40	7,139,235

					43,724,721

Peru – 1.9%
Peru Government Bond (BBB+/Baa3)
PEN	21,218,000	9.910		05/05/15	9,374,145
	13,804,000	8.200		08/12/26	5,688,708

					15,062,853

Poland – 8.3%
Poland Government Bond (A/A2)
PLN	75,800,000	0.000	(b)	07/25/12	23,905,419
	100,975,000	5.250		04/25/13	35,981,296
	18,508,000	3.000		08/24/16	6,409,705

					66,296,420

South Africa – 4.6%
Republic of South Africa (A+/A3)
ZAR	216,360,000	13.500		09/15/15	36,807,028

Thailand – 6.5%
Thailand Government Bond (NR/Baa1)
THB	1,490,300,000	3.625		05/22/15	46,309,730
	180,000,000	4.125		11/18/16	5,688,007

					51,997,737

Turkey – 9.3%
Turkey Government Bond (BB+/NR)
TRY	19,707,103	10.000		02/15/12	15,029,466
Turkey Government Bond (NR/Ba2)
	64,475,000	16.000		03/07/12	47,833,207
Turkey Government Bond (NR/NR)
	17,000,000	11.000		08/06/14	11,505,452

					74,368,125

Uruguay – 1.7%
Republic of Uruguay (BB-/Ba3)
UYU	246,431,258	5.000		09/14/18	13,441,260
	8,470,972	3.700		06/26/37	408,490

					13,849,750

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $495,264,316)					$506,816,866

Foreign Debt Obligation – 0.2%

Supranational – 0.2%
International Bank Reconstruction & Development (AAA/Aaa)
UYU	31,735,926	3.400%		04/15/17	$1,598,582
(Cost $1,613,792)

Structured Notes – 10.6%

Egypt Treasury Bills (NR/NR)(b)
EGP	60,500,000	0.000	%(c)	04/06/10	$10,973,729
	66,059,993	0.000	(d)	05/25/10	11,846,046
	5,100,000	0.000	(e)	05/25/10	914,545
	32,000,000	0.000	(c)	08/03/10	5,623,538
Republic of Indonesia (BB+/Ba2)
IDR	35,000,000,000	10.750	(e)	05/15/16	4,240,618
	46,000,000,000	10.000	(a)(e)	07/15/17	5,415,862
	140,000,000,000	10.000	(f)	07/17/17	16,466,289
	249,000,000,000	10.000	(g)	07/17/17	29,265,949

TOTAL STRUCTURED NOTES
(Cost $82,653,581)					$84,746,576

Corporate Obligations – 0.7%

Germany – 0.2%
Kreditanstalt fuer Wiederaufbau (AAA/Aaa)
NGN	255,000,000	8.500%		01/18/11	$1,706,009

Philippines – 0.2%
JPMorgan Chase & Co. (A+/Aa3)
PHP	52,000,000	6.000		10/10/12	1,159,327

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)

Russia – 0.3%
Red Arrow International Leasing PLC (BBB/Baa2)
RUB	70,598,562	8.375%	06/30/12	$2,404,003

TOTAL CORPORATE OBLIGATIONS
(Cost $6,311,318)				$5,269,339

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $585,843,007)				$598,431,363

Short-term Investment(h) – 20.7%

Repurchase Agreement – 20.7%
Joint Repurchase Agreement Account II
	$165,300,000	0.019%	04/01/10	$165,300,000
Maturity Value: $165,300,087
(Cost $165,300,000)

TOTAL INVESTMENTS – 95.7%
(Cost $751,143,007)				$763,731,363

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.3%				34,351,235

NET ASSETS – 100.0%				$798,082,598

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	The underlying security is issued by Deutsche Bank AG.

(d)	The underlying security is issued by Citigroup Inc.

(e)	The underlying security is issued by HSBC Corp.

(f)	The underlying security is issued by Barclays Bank PLC.

(g)	The underlying security is issued by JPMorgan Chase.

(h)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on pages 72-73.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
BUBOR	—	Budapest Interbank Offered Rate
JIBAR	—	Johannesburg Interbank Agreed Rate
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated
WIBOR	—	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Bank of America NA	BRL	Purchase	04/12/10	$7,707,000	$8,140,686	$433,686
	HUF	Sale	06/16/10	10,107,136	10,082,627	24,509
	INR	Purchase	04/12/10	6,153,000	6,369,714	216,714
	KRW	Purchase	04/12/10	4,910,000	5,027,156	117,156
Barclays Bank PLC	BRL	Purchase	04/12/10	3,708,000	3,937,268	229,268
	IDR	Purchase	04/12/10	7,717,000	7,938,360	221,360
	KRW	Purchase	04/12/10	3,235,914	3,277,933	42,019
	PHP	Purchase	04/12/10	6,184,929	6,312,044	127,115
	RUB	Purchase	04/12/10	28,087,848	28,788,022	700,174
	RUB	Purchase	07/12/10	4,690,000	4,698,234	8,234
	TRY	Purchase	06/16/10	13,921,000	14,034,852	113,852
Citibank NA	CNY	Sale	06/14/10	3,528,848	3,508,559	20,289
	IDR	Purchase	04/12/10	11,908,000	12,298,743	390,743
	INR	Purchase	04/12/10	10,304,000	10,623,782	319,782
	KRW	Purchase	07/12/10	29,967,695	30,044,997	77,302
	MYR	Purchase	04/12/10	7,469,000	7,813,958	344,958
Credit Suisse International (London)	RUB	Purchase	04/12/10	7,847,000	8,020,285	173,285
Deutsche Bank AG (London	MYR	Purchase	04/08/10	5,840,000	6,012,821	172,821
	CLP	Purchase	04/12/10	2,314,000	2,322,266	8,266
		Sale	04/12/10	1,677,000	1,623,215	53,785
	IDR	Purchase	04/12/10	11,037,000	11,434,764	397,764
	INR	Purchase	04/12/10	17,273,487	17,745,643	472,156
	INR	Purchase	07/12/10	31,969,045	32,404,825	435,780
	KRW	Sale	04/12/10	6,107,160	6,100,739	6,421
	MXN	Purchase	06/16/10	42,374,702	43,342,453	967,751
	MYR	Purchase	04/12/10	10,840,000	11,169,546	329,546
	MYR	Purchase	07/12/10	5,960,000	6,047,586	87,586
	PHP	Purchase	07/12/10	20,395,246	20,623,002	227,756
	ZAR	Purchase	06/17/10	12,175,000	12,383,047	208,047
HSBC Bank PLC	BRL	Purchase	04/12/10	22,689,000	23,855,285	1,166,285
		Sale	04/12/10	11,874,470	11,779,422	95,048
	EUR	Sale	06/16/10	20,515,469	20,270,112	245,357
	HUF	Sale	06/16/10	14,505,748	14,466,917	38,831
	IDR	Purchase	04/12/10	9,876,000	10,115,651	239,651
	INR	Purchase	04/12/10	7,313,000	7,593,970	280,970
	KRW	Purchase	04/12/10	14,503,000	14,786,930	283,930
	MXN	Purchase	06/16/10	19,905,315	20,263,530	358,215
	MYR	Purchase	04/12/10	10,070,000	10,547,820	477,820
	MYR	Purchase	07/12/10	5,894,206	5,981,005	86,799
	PHP	Purchase	04/12/10	11,827,000	12,107,644	280,644
	RUB	Purchase	04/12/10	4,579,000	4,587,807	8,807
JPMorgan Securities, Inc.	BRL	Purchase	04/12/10	2,747,000	2,919,931	172,931
	MYR	Purchase	07/12/10	35,088,070	35,607,991	519,921
Merrill Lynch International	RUB	Purchase	04/12/10	2,393,000	2,485,471	92,471
Morgan Stanley & Co.	MXN	Purchase	06/16/10	4,774,000	4,850,476	76,476
	MYR	Purchase	04/12/10	6,040,525	6,258,263	217,738
	PHP	Purchase	04/12/10	2,327,000	2,408,252	81,252
	PLN	Purchase	06/16/10	23,042,238	23,471,181	428,943

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Gain

Royal Bank of Canada	BRL	Purchase	04/12/10	$16,479,560	$17,082,916	$603,356
	JPY	Sale	06/16/10	11,621,095	11,273,709	347,386
	PLN	Purchase	06/16/10	3,908,000	3,940,567	32,567
Royal Bank of Scotland PLC		Purchase	06/16/10	8,297,000	8,430,811	133,811
	TRY	Purchase	06/16/10	10,613,000	10,735,809	122,809
State Street Bank	BRL	Purchase	04/01/10	4,788,091	4,829,227	41,136
	HUF	Purchase	06/16/10	6,253,000	6,301,830	48,830
	KRW	Purchase	04/12/10	7,589,000	7,811,954	222,954
UBS AG (London)	INR	Purchase	04/12/10	5,119,000	5,351,193	232,193
	KRW	Purchase	04/12/10	10,958,987	11,028,304	69,317
	ZAR	Purchase	06/17/10	17,802,732	18,182,969	380,237

TOTAL						$14,314,810

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Value on	Current	Unrealized
Counterparty	Currency	Type	Date	Settlement Date	Value	Loss

Barclays Bank PLC	IDR	Sale	04/12/10	$27,819,389	$28,009,434	$(190,045)
	IDR	Purchase	07/12/10	27,585,057	27,517,205	(67,852)
	RUB	Sale	04/12/10	10,062,000	10,498,600	(436,600)
	TRY	Sale	06/16/10	19,472,139	19,808,675	(336,536)
Citibank NA	IDR	Purchase	07/12/10	9,685,000	9,609,011	(75,989)
	KRW	Sale	04/12/10	30,046,849	30,147,979	(101,130)
Deutsche Bank AG (London)	CLP	Purchase	04/12/10	6,180,909	5,770,605	(410,304)
		Sale	04/12/10	6,431,359	6,469,656	(38,297)
	CNY	Purchase	06/14/10	3,557,159	3,508,559	(48,600)
	IDR	Sale	04/12/10	2,000,000	2,052,699	(52,699)
	INR	Sale	04/12/10	32,115,885	32,672,213	(556,328)
	KRW	Sale	04/12/10	2,097,000	2,131,290	(34,290)
	KRW	Purchase	07/12/10	6,087,510	6,079,900	(7,610)
	MXN	Sale	06/16/10	6,941,512	7,045,192	(103,680)
	MYR	Sale	07/12/10	7,802,653	7,924,929	(122,276)
	PHP	Sale	04/12/10	20,559,867	20,827,941	(268,074)
	RUB	Sale	04/12/10	7,631,000	7,665,737	(34,737)
HSBC Bank PLC	BRL	Sale	04/12/10	4,628,000	4,883,001	(255,001)
	INR	Sale	04/12/10	9,443,000	9,820,897	(377,897)
	KRW	Sale	04/12/10	9,316,000	9,653,008	(337,008)
	MYR	Sale	04/08/10	5,910,361	6,012,821	(102,460)
JPMorgan Securities, Inc.	IDR	Sale	04/12/10	11,400,000	11,725,386	(325,386)
	KRW	Purchase	04/12/10	6,105,000	6,100,739	(4,261)
	MYR	Sale	04/12/10	35,176,821	35,789,587	(612,766)
	TRY	Sale	06/16/10	5,568,000	5,625,125	(57,125)
Morgan Stanley & Co.	INR	Sale	04/12/10	5,000,000	5,191,193	(191,193)
Royal Bank of Canada	BRL	Sale	04/12/10	35,606,000	37,595,838	(1,989,838)
	MXN	Sale	06/16/10	6,043,000	6,135,102	(92,102)
	TRY	Purchase	06/16/10	6,960,000	6,952,886	(7,114)
	ZAR	Sale	06/17/10	12,578,853	12,862,845	(283,992)
UBS AG (London)	BRL	Purchase	04/12/10	13,765,251	13,669,739	(95,512)

TOTAL						$(7,616,702)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Gain (Loss)*

Deutsche Bank Securities, Inc.	ZAR	375,000	02/01/12	7.363%	3 month JIBAR	$346,542
	HUF	6,920,000	02/15/12	6.390	6 month BUBOR	495,353
	PLN	92,758	03/12/12	4.800	6 month WIBOR	217,422
	CLP	20,000,000	03/19/12	2.650	6 month Chilean Interbank Camara Rate Average	59,127
	PLN	150,000	03/22/12	4.750	6 month WIBOR	199,766
	CLP	1,800,000	11/18/14	5.040	6 month Chilean Interbank Camara Rate Average	104,637
		3,900,000	02/02/15	5.160	6 month Chilean Interbank Camara Rate Average	174,321
JPMorgan Securities, Inc.	HUF	3,910,000	02/06/12	6.350	6 month BUBOR	271,464
	ZAR	300,000	02/18/12	7.390	3 month JIBAR	280,488
	CLP	2,145,000	12/15/14	5.260	6 month Chilean Interbank Camara Rate Average	147,557

TOTAL						$2,296,677

*	There are no upfront payments on the swaps contract(s), therefore, the unrealized gain/loss of the swap contract(s) is equal to their market value.

TOTAL RETURN SWAP CONTRACT

	Notional
	Amount	Reference	Termination	Financing	Unrealized
Counterparty	(000s)	Security	Date	Fee#	Gain (Loss)*

Deutsche Bank Securities, Inc.	IDR 89,000,000	Republic of Indonesia 10.750%, 05/23/16	05/23/16	6 month LIBOR +0.200%	$532,344

*	There is no upfront payment on the swaps contract(s), therefore, the unrealized gain/loss of the swap contract(s) is equal to their market value.

#	The Fund receives semi-annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 92.1%

Collateralized Mortgage Obligations – 7.7%
Adjustable Rate Non-Agency(a) – 1.9%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$334,052	3.151%	04/25/35	$290,254
American Home Mortgage Investment Trust Series 2004-3, Class 1A
13,419	0.616	10/25/34	12,230
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
351,116	2.925	04/25/34	314,234
Bear Stearns Alt-A Trust Series 2004-3, Class A1
109,176	0.886	04/25/34	81,525
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,386,881	2.883	07/25/35	945,297
Countrywide Alternative Loan Trust Series 2005-16, Class A1
1,083,289	2.108	06/25/35	548,072
Countrywide Alternative Loan Trust Series 2005-38, Class A1
301,803	1.963	09/25/35	179,363
Countrywide Home Loan Trust Series 2003-52, Class A1
394,597	3.421	02/19/34	334,711
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
426,916	3.527	11/20/34	350,356
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
777,055	0.510	10/20/45	448,917
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
445,672	0.477	01/19/36	257,576
Impac CMB Trust Series 2004-08, Class 1A
115,161	0.966	10/25/34	54,303
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,385,991	5.008	07/25/35	1,209,689
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,459,310	1.203	01/25/47	511,492
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,351,219	2.841	10/25/34	1,091,065
Mortgage IT Trust Series 2005-5, Class A1
1,036,980	0.506	12/25/35	688,641
Sequoia Mortgage Trust Series 2004-09, Class A2
445,265	1.128	10/20/34	352,284
Structured Adjustable Rate Mortgage Loan Series 2004-19, Class 2A2
149,253	2.748	01/25/35	77,959
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
596,477	2.735	05/25/34	548,574
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
254,361	2.581	09/25/34	222,532

			8,519,074

Interest Only(b) – 0.2%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
8,805	5.500	04/25/33	135
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
67,341	5.500	06/25/33	3,748

CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
62,066	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
176,723	5.250	07/25/33	11,141
FHLMC REMIC Series 2575, Class IB
41,389	5.500	08/15/30	532
FHLMC Series 256, Class 56
9,516,723	4.500	05/15/23	980,083
FNMA REMIC Series 2004-47, Class EI(a)(c)
907,667	0.000	06/25/34	6,368
FNMA REMIC Series 2004-62, Class DI(a)(c)
395,373	0.000	07/25/33	2,561
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
28,624	0.120	08/25/33	41
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
9,987	0.320	07/25/33	37
Washington Mutual Mortgage Pass-Through Certificates Series 2003-S3, Class 1A41
2,272	5.500	06/25/33	2

			1,004,648

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
18,093	25.740	10/16/31	22,549
GNMA Series 2001-51, Class SB
17,648	25.740	10/16/31	25,087
GNMA Series 2001-59, Class SA
27,063	25.578	11/16/24	37,494

			85,130

Planned Amortization Class – 1.2%
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	5,277,920

Regular Floater(a) – 1.9%
FHLMC REMIC Series 3013, Class XH(c)
24,249	0.000	08/15/35	23,599
FHLMC REMIC Series 3038, Class XA(c)
35,595	0.000	09/15/35	30,923
FHLMC REMIC Series 3313, Class AU(c)
23,434	0.000	04/15/37	22,747
FHLMC REMIC Series 3325, Class SX(c)
443,688	0.000	06/15/37	418,942
FHLMC REMIC Series 3342, Class FT
3,977,073	0.680	07/15/37	3,915,956
FNMA REMIC Series 2006-81, Class LF(c)
34,738	0.000	09/25/36	33,958
FNMA REMIC Series 2008-22, Class FD
3,748,320	1.086	04/25/48	3,756,925

			8,203,050

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – 2.3%
FHLMC REMIC Series 2042, Class N
$482,080	6.500%	03/15/28	$523,604
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,066,556
FHLMC REMIC Series 2770, Class TW
7,300,000	4.500	03/15/19	7,627,046
FNMA REMIC Series 2000-16, Class ZG
735,716	8.500	06/25/30	829,419

			10,046,625

Sequential Floating Rate(a)(d) – 0.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A
961,138	0.798	02/25/48	963,998

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$34,100,445

Commercial Mortgage-Backed Securities – 12.6%
Interest Only(a)(b)(d) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
4,052,829	1.371	03/13/40	45,856
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
3,161,115	1.105	01/15/38	26,550
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
3,763,424	1.665	02/11/36	51,888

			124,294

Sequential Fixed Rate – 12.6%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A4
4,000,000	5.115	10/10/45	4,112,037
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.350	09/10/47	5,207,714
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class A4
2,000,000	5.928	05/10/45	2,072,351
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2
6,000,000	6.460	10/15/36	6,384,807
Commercial Mortgage Pass Through Certificates Series 2005-LP5, Class A4
3,000,000	4.982	05/10/43	3,103,902
Credit Suisse Mortgage Capital Certificates Trust Series 2006-C4, Class A3
825,000	5.467	09/15/39	789,518
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
5,000,000	5.332	11/10/45	5,177,224
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
3,500,000	5.335	08/12/37	3,638,788

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4
2,000,000	5.038	03/15/46	2,069,992
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
2,000,000	4.954	09/15/30	2,053,434
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	2,074,907
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,640,000	5.156	02/15/31	3,718,018
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A4
3,000,000	5.417	02/12/39	3,098,269
Morgan Stanley Capital I Series 2006-IQ11, Class A4
5,000,000	5.766	10/15/42	5,188,584
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
4,000,000	5.209	10/15/44	4,214,595
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
3,000,000	5.740	05/15/43	3,101,855

			56,005,995

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$56,130,289

Federal Agencies – 71.8%
Adjustable Rate FHLMC(a) – 0.9%
292,333	2.923	04/01/33	303,570
3,650,267	3.849	08/01/35	3,762,166

			4,065,736

Adjustable Rate FNMA(a) – 1.4%
12,870	2.509	07/01/22	13,204
25,564	3.078	07/01/27	26,344
61,247	3.078	11/01/27	63,119
8,508	3.078	01/01/31	8,791
9,810	3.078	06/01/32	10,134
36,600	2.509	08/01/32	37,769
1,411,945	2.108	05/01/33	1,451,637
81,213	2.509	05/01/33	83,879
465,232	2.942	06/01/33	484,085
259,950	3.380	12/01/33	269,733
550,219	3.171	08/01/34	571,441
2,775,234	2.694	02/01/35	2,881,457
27,007	3.078	11/01/35	27,842
135,160	3.078	12/01/37	139,321
54,698	3.078	01/01/38	56,390
49,521	3.078	11/01/40	51,159

			6,176,305

Adjustable Rate GNMA(a) – 0.7%
63,410	4.375	06/20/23	65,616
29,936	3.625	07/20/23	30,808
31,671	3.625	08/20/23	32,596
82,504	3.625	09/20/23	84,917

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)

$23,520	4.375%	03/20/24	$24,265
204,765	4.375	04/20/24	212,302
25,305	4.375	05/20/24	26,203
210,870	4.375	06/20/24	218,400
117,829	3.625	07/20/24	121,347
163,219	3.625	08/20/24	168,101
51,509	3.625	09/20/24	53,051
61,286	3.125	11/20/24	62,943
52,603	3.125	12/20/24	54,534
41,836	4.375	01/20/25	43,188
20,674	4.375	02/20/25	21,343
71,521	4.375	05/20/25	74,114
54,936	3.625	07/20/25	56,616
25,507	4.375	02/20/26	26,351
1,496	3.625	07/20/26	1,543
76,038	4.375	01/20/27	78,594
26,380	4.375	02/20/27	27,268
206,988	4.375	04/20/27	214,744
23,552	4.375	05/20/27	24,436
23,655	4.375	06/20/27	24,569
7,720	3.125	11/20/27	7,948
33,074	3.125	12/20/27	34,054
65,435	4.375	01/20/28	67,668
23,026	4.250	02/20/28	23,787
24,594	4.375	03/20/28	25,435
128,487	3.625	07/20/29	132,685
53,842	3.625	08/20/29	55,549
16,367	3.625	09/20/29	16,903
63,803	3.125	10/20/29	65,695
81,662	3.125	11/20/29	84,086
18,946	3.125	12/20/29	19,496
27,227	4.250	01/20/30	28,129
14,246	4.250	02/20/30	14,719
55,014	4.250	03/20/30	56,838
80,383	4.375	04/20/30	83,511
200,423	4.375	05/20/30	208,223
16,604	4.375	06/20/30	17,232
167,716	3.625	07/20/30	173,197
29,013	3.625	09/20/30	29,962
55,499	2.875	10/20/30	57,010
262,134	2.750	12/20/34	269,811

			3,219,787

FHLMC – 17.7%
67,968	5.000	12/01/12	72,439
15,926	4.000	02/01/14	16,452
281,649	4.000	03/01/14	290,950
53,171	4.000	04/01/14	54,927
64,605	4.000	05/01/14	66,411
2,281	7.000	04/01/15	2,416
8,945	7.000	02/01/16	9,715
30,803	6.000	03/01/16	32,974
2,178	5.000	09/01/16	2,305
23,310	5.000	11/01/16	24,797
1,502	5.000	12/01/16	1,598
86,402	5.000	01/01/17	92,085

141,963	5.000	02/01/17	151,353
114,542	5.000	03/01/17	122,124
213,072	5.000	04/01/17	227,677
5,367	5.000	05/01/17	5,701
9,798	5.000	08/01/17	10,471
556,053	5.000	09/01/17	594,162
618,740	5.000	10/01/17	661,239
363,202	5.000	11/01/17	388,162
387,209	5.000	12/01/17	413,820
454,165	5.000	01/01/18	485,273
1,052,420	5.000	02/01/18	1,123,751
1,036,595	5.000	03/01/18	1,107,404
879,121	5.000	04/01/18	939,191
93,756	4.500	05/01/18	98,730
616,087	5.000	05/01/18	657,259
146,479	5.000	06/01/18	156,459
137,988	5.000	07/01/18	147,386
80,974	5.000	08/01/18	86,487
55,678	5.000	09/01/18	59,469
195,725	5.000	10/01/18	209,053
208,846	5.000	11/01/18	223,067
132,483	5.000	12/01/18	141,505
111,904	5.000	01/01/19	119,531
18,137	5.000	02/01/19	19,352
26,401	5.000	03/01/19	28,149
450,768	4.000	04/01/19	467,121
561,420	5.500	04/01/20	606,371
3,176,413	5.500	05/01/21	3,430,030
2,245,319	4.500	08/01/23	2,294,518
168,526	7.000	04/01/31	187,927
2,046,909	7.000	09/01/31	2,292,533
685,444	7.000	04/01/32	765,769
1,964,564	7.000	05/01/32	2,194,786
800,437	6.000	05/01/33	870,850
49,049	5.500	12/01/33	52,071
857,532	5.000	12/01/35	889,622
869,634	5.500	01/01/36	921,108
2,138	5.500	02/01/36	2,265
15,610	6.000	04/01/37	16,953
4,694	6.000	07/01/37	5,102
210,321	6.000	09/01/37	228,624
78,068	6.000	07/01/38	85,057
219,455	6.000	12/01/38	239,103
109,562	6.000	01/01/39	119,371
2,575,448	5.000	03/01/39	2,666,595
3,833,843	4.500	05/01/39	3,854,959
157,674	5.000	05/01/39	163,426
28,532	5.000	06/01/39	29,573
1,187,245	5.000	07/01/39	1,229,389
536,951	5.000	08/01/39	556,153
10,409,559	4.500	09/01/39	10,463,559
6,834,544	5.000	09/01/39	7,079,633
6,501,527	4.500	10/01/39	6,533,363
15,112,265	5.000	10/01/39	15,656,369
2,088,727	5.000	11/01/39	2,164,279
593,206	5.000	12/01/39	614,849

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$2,000,000	5.500%	TBA-30yr	(e)	$2,111,876
1,000,000	6.000	TBA-30yr	(e)	1,072,969

				78,710,017

FNMA – 42.3%
35,231	4.000	06/01/13		36,087
47,661	4.000	07/01/13		48,996
67,338	4.000	08/01/13		68,998
133,249	4.000	09/01/13		136,579
3,243	5.500	09/01/13		3,497
279,690	4.000	10/01/13		286,771
7,079	5.500	02/01/14		7,633
222,315	4.000	04/01/14		228,310
1,544	5.500	04/01/14		1,665
3,334	5.500	04/01/16		3,586
4,278	5.500	08/01/16		4,602
53,211	5.500	11/01/16		57,245
86,888	5.000	12/01/16		90,888
43,591	5.500	12/01/16		46,856
60,846	5.500	01/01/17		65,458
15,412	5.000	02/01/17		16,124
126,408	5.000	04/01/17		132,312
39,127	5.000	05/01/17		40,960
4,486	5.500	05/01/17		4,837
176,556	5.000	06/01/17		184,855
22,019	5.500	07/01/17		23,742
3,255	5.500	09/01/17		3,509
1,913,292	5.000	11/01/17		2,042,407
1,434,315	5.000	12/01/17		1,530,132
2,795,915	5.000	01/01/18		2,982,025
39,925	5.500	01/01/18		43,031
868,102	5.000	02/01/18		927,012
31,307	5.500	02/01/18		33,837
3,541	6.000	02/01/18		3,866
5,294,895	5.000	03/01/18		5,655,001
2,908,781	5.000	04/01/18		3,106,406
54,917	5.500	04/01/18		59,448
1,863,337	5.000	05/01/18		1,987,372
10,692	5.500	05/01/18		11,552
42,716	6.000	05/01/18		46,641
2,379,788	5.000	06/01/18		2,539,544
127,434	5.000	07/01/18		136,053
2,655,092	4.000	08/01/18		2,757,371
57,650	5.000	09/01/18		61,521
52,336	5.000	10/01/18		55,851
358,661	5.000	11/01/18		383,062
244,999	6.000	11/01/18		267,509
296,337	7.000	11/01/18		325,424
399,267	4.000	12/01/18		414,647
434,499	6.000	12/01/18		474,417
345,389	6.000	01/01/19		377,122
9,352	5.500	02/01/19		10,102
43,553	5.500	04/01/19		47,058
114,320	6.000	04/01/19		120,710
200,105	4.000	05/01/19		207,333
10,069	5.500	05/01/19		10,879

25,418	6.000	05/01/19		27,753
57,136	5.500	07/01/19		61,735
140,565	5.500	08/01/19		151,878
70,048	5.500	09/01/19		75,687
834,679	6.000	09/01/19		903,777
953,442	4.000	10/01/19		987,881
147,912	5.500	10/01/19		159,818
51,708	5.500	11/01/19		55,870
36,854	5.500	12/01/19		39,821
249,074	5.500	02/01/20		269,123
1,036,465	6.000	12/01/20		1,122,268
63,436	5.500	01/01/21		68,542
504,906	6.000	04/01/21		545,882
414,855	6.000	07/01/21		448,550
347,019	6.000	08/01/21		375,182
339,357	6.000	09/01/21		366,920
97,168	7.000	09/01/21		109,137
127,149	6.000	10/01/21		137,468
181,021	6.000	11/01/21		195,724
217,369	6.000	01/01/22		235,020
281,172	7.000	06/01/22		315,923
136,048	7.000	07/01/22		152,862
63,845	6.000	03/01/23		68,991
86,922	4.500	04/01/23		90,414
19,685	5.000	07/01/23		20,789
326,986	6.000	08/01/23		352,760
20,764	6.000	11/01/23		22,400
2,091	7.000	01/01/29		2,355
985	5.500	04/01/29		1,048
3,451	7.000	09/01/29		3,877
6,642	7.000	02/01/30		7,445
61,963	7.000	08/01/31		68,654
3,688	7.000	03/01/32		4,121
2,668	7.000	04/01/32		2,981
10,482	7.000	05/01/32		11,713
23,902	7.000	06/01/32		26,711
3,553	7.000	07/01/32		3,971
156,490	6.000	01/01/33		169,138
5,130	6.000	02/01/33		5,545
754,699	5.500	04/01/33		799,745
112,825	6.000	06/01/33		121,926
37,163	6.000	07/01/33		40,160
188,895	5.000	08/01/33		196,274
10,370	5.000	09/01/33		10,775
19,444	5.500	09/01/33		20,601
92,277	6.000	09/01/33		99,706
19,436	6.000	10/01/33		21,001
11,798	5.000	11/01/33		12,259
11,815	5.000	01/01/34		12,277
144,383	5.500	02/01/34		152,844
32,896	5.500	03/01/34		34,824
37,722	5.500	04/01/34		39,931
650	5.500	06/01/34		687
173,845	5.500	07/01/34		183,991
31,396	5.500	08/01/34		33,235
93,977	5.500	10/01/34		99,339

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$3,635,106	6.000%	10/01/34		$3,915,631
63,991	6.000	11/01/34		68,863
963,086	5.500	12/01/34		1,018,012
1,537,333	6.000	12/01/34		1,654,375
16,956	5.000	03/01/35		17,540
24,993	5.000	04/01/35		25,860
1,071,694	6.000	04/01/35		1,165,198
29,245	5.500	06/01/35		31,026
202,136	5.000	07/01/35		209,139
58,796	5.500	07/01/35		62,227
85,115	5.000	08/01/35		88,048
44,672	5.500	08/01/35		47,287
148,240	5.000	09/01/35		153,348
32,819	5.500	09/01/35		34,732
51,349	5.000	10/01/35		53,119
540,245	6.000	10/01/35		581,997
63,586	5.000	11/01/35		65,777
15,604	5.500	12/01/35		16,494
15,139	6.000	12/01/35		16,230
774	5.500	02/01/36		818
36,173	5.500	04/01/36		38,230
19,786	6.000	04/01/36		21,125
28,767	5.000	07/01/36		29,803
1,967,745	6.000	09/01/36		2,111,406
800,552	6.000	12/01/36		859,248
643,513	6.000	01/01/37		687,485
30,225	5.500	02/01/37		31,920
98,368	5.500	04/01/37		104,026
7,873	5.500	05/01/37		8,317
24,002	6.000	05/01/37		25,455
485,323	5.000	06/01/37		500,812
2,706	5.500	06/01/37		2,859
48,746	5.500	07/01/37		51,496
112,298	6.000	07/01/37		119,092
12,954	5.500	08/01/37		13,684
161,771	6.000	08/01/37		171,560
650,280	6.000	09/01/37		691,847
72,577	6.000	10/01/37		77,217
567,169	6.500	10/01/37		617,395
419,019	6.000	11/01/37		445,803
1,507	5.500	12/01/37		1,593
70,112	6.000	12/01/37		74,594
138,955	6.000	01/01/38		147,762
2,917	5.500	02/01/38		3,083
3,827,998	5.000	03/01/38		3,960,141
38,026	5.500	03/01/38		40,196
16,080	6.000	03/01/38		17,108
165,414	5.500	04/01/38		174,976
40,654	5.500	05/01/38		42,974
9,489	5.500	06/01/38		10,031
10,732	5.500	07/01/38		11,344
13,189	5.500	08/01/38		13,941
8,145	5.500	09/01/38		8,609
71,515	6.000	10/01/38		75,843
4,127	5.500	12/01/38		4,362
7,413,419	5.000	01/01/39		7,677,524

1,938,865	6.500	01/01/39		2,116,556
201,451	5.000	02/01/39		208,575
61,323	5.500	02/01/39		64,916
59,430	5.000	03/01/39		61,494
165,038	5.000	04/01/39		170,770
313,632	4.500	05/01/39		314,944
654,942	5.000	05/01/39		678,020
879,232	4.500	06/01/39		883,181
185,324	5.000	06/01/39		191,882
482,076	4.500	07/01/39		484,448
598,460	5.000	07/01/39		619,710
728,374	4.500	08/01/39		731,748
2,825,364	5.000	08/01/39		2,921,854
97,904	4.500	09/01/39		98,420
1,472,206	5.000	09/01/39		1,523,331
3,001,466	4.500	10/01/39		3,014,870
3,647,899	5.000	10/01/39		3,769,223
495,669	4.500	11/01/39		498,283
4,718,253	5.000	11/01/39		4,885,184
2,898,244	5.000	12/01/39		2,998,890
7,177,388	5.000	01/01/40		7,426,684
1,782,231	5.000	02/01/40		1,844,123
519,979	5.000	03/01/40		538,036
21,000,000	4.500	TBA-30yr	(e)	21,246,099
12,000,000	5.500	TBA-30yr	(e)	12,600,002
34,000,000	6.000	TBA-30yr	(e)	36,273,750
15,000,000	6.500	TBA-30yr	(e)	16,204,883

				188,128,610

GNMA – 8.8%
956	6.000	12/15/23		1,031
16,765	6.000	03/15/26		18,086
24,226	6.000	04/15/26		26,134
1,414,008	5.500	05/15/38		1,506,139
3,643,210	5.500	01/15/39		3,874,340
2,244,623	6.000	01/15/39		2,426,161
605,651	5.500	02/15/39		643,220
6,253,273	5.500	03/15/39		6,641,169
3,359,556	5.000	04/15/39		3,506,259
959,131	4.500	05/15/39		972,919
4,012,713	5.000	05/15/39		4,185,892
2,051,740	4.500	06/15/39		2,081,234
3,868,878	5.000	06/15/39		4,035,298
977,468	4.500	07/15/39		991,519
963,936	5.000	07/15/39		1,004,903
97,766	4.500	10/15/39		99,172
7,114,576	5.000	10/15/39		7,419,665

				39,433,141

TOTAL FEDERAL AGENCIES				$319,733,596

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $406,185,090)				$409,964,330

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures – 1.5%

FHLB
$2,200,000	4.500%	09/13/19	$2,262,324
1,700,000	5.625	03/14/36	1,779,946
Tennessee Valley Authority(f)
2,800,000	5.375	04/01/56	2,790,826

TOTAL AGENCY DEBENTURES
(Cost $6,868,423)			$6,833,096

Asset-Backed Securities – 2.5%

Home Equity – 0.5%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)(d)
$570,000	1.496%	10/25/37	$246,178
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
1,100,000	1.676	10/25/37	434,850
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
28,991	0.490	10/15/28	23,191
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
138,600	0.490	06/15/29	97,342
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
68,103	0.450	12/15/29	35,481
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
607,050	0.520	02/15/34	296,123
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
61,221	0.520	12/15/33	32,181
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
232,081	0.510	02/15/34	106,218
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
383,193	0.470	04/15/35	162,675
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
475,455	7.000	09/25/37	280,443
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
553,726	7.000	09/25/37	263,429
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
215,436	0.726	03/25/34	139,764

			2,117,875

Student Loans(a) – 2.0%
Brazos Higher Education Authority VRDN RB for Student Loan Revenue Series 2004 I-A-2
2,350,462	0.444	06/27/22	2,315,381
College Loan Corp. Trust Series 2004-1, Class A3
1,750,000	0.409	04/25/21	1,744,179
Nelnet Student Loan Corp. Series 2004-2A, Class A3
1,218,583	0.352	11/25/15	1,216,253

SLM Student Loan Trust Series 2006-7, Class A4
2,250,000	0.319	04/25/22	2,221,388
South Carolina Student Loan Corp. Series 2005, Class A2
1,500,000	0.372	12/01/20	1,410,622

			8,907,823

TOTAL ASSET-BACKED SECURITIES
(Cost $13,344,797)			$11,025,698

U.S. Treasury Obligations – 3.9%

United States Treasury Bonds
$100,000	4.625%	02/15/40	$98,563
United States Treasury Inflation Protected Securities
4,689,047	0.875	04/15/10	4,690,144
United States Treasury Notes
4,800,000	1.375	03/15/13	4,771,872
4,500,000	2.375	03/31/16	4,352,346
900,000	3.000	02/28/17	885,867
2,500,000	2.750	02/15/19	2,320,508

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,168,268)			$17,119,300

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $443,566,578)			$444,942,424

Short-term Investment(g) – 19.8%

Repurchase Agreement – 19.8%
Joint Repurchase Agreement Account II
$88,000,000	0.019%	04/01/10	$88,000,000
Maturity Value: $88,000,046
(Cost $88,000,000)

TOTAL INVESTMENTS – 119.8%
(Cost $531,566,578)			$532,942,424

LIABILITIES IN EXCESS OF OTHER ASSETS – (19.8)%			(87,949,993)

NET ASSETS – 100.0%			$444,992,431

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,769,320, which represents approximately 0.4% of net assets as of March 31, 2010.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $89,509,579 which represents approximately 20.1% of net assets as of March 31, 2010.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on March 31, 2010. Additional information appears on pages 72-73.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corporation
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	3	September 2010	$745,988	$10,663
Eurodollars	(1)	December 2010	(247,925)	(703)
2 Year U.S. Treasury Notes	77	June 2010	16,705,391	12,143
5 Year U.S. Treasury Notes	(70)	June 2010	(8,039,063)	(14,767)
10 Year U.S. Treasury Notes	87	June 2010	10,113,750	(92,510)
30 Year U.S. Treasury Bonds	17	June 2010	1,974,125	(28,848)

TOTAL				$(114,022)

SWAP CONTRACTS — At March 31, 2010, the Fund had outstanding swap contracts with the following terms(a):

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	$2,400	06/16/17	3 month LIBOR	3.250%	$30,569	$61,367	$(30,798)
	6,000	06/16/30	3 month LIBOR	4.250	180,110	(83,214)	263,324
Citibank NA	7,500	06/16/17	3 month LIBOR	3.250	95,529	90,872	4,657
Credit Suisse First Boston Corp.	3,000	06/16/17	3.250%	3 month LIBOR	(38,212)	(29,820)	(8,392)
	5,800	06/16/17	3.250	3 month LIBOR	(73,876)	(42,050)	(31,826)
	6,000	06/17/30	4.250	3 month LIBOR	(176,706)	(176,706)	—
Deutsche Bank Securities, Inc.	2,600	06/16/17	3 month LIBOR	3.250	33,117	29,825	3,292
	7,600	06/16/17	3 month LIBOR	3.250	96,804	194,180	(97,376)

TOTAL					$147,335	$44,454	$102,881

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)
March 31, 2010

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Emerging Markets Debt	$29,400,000

High Yield	302,400,000

Investment Grade Credit	7,900,000

Local Emerging Markets Debt	165,300,000

U.S. Mortgages	88,000,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$380,000,000	0.030%	04/01/10	$380,000,317

Barclays Capital, Inc.	1,203,200,000	0.030	04/01/10	1,203,201,003

BNP Paribas Securities Co.	1,000,000,000	0.005	04/01/10	1,000,000,139

BNP Paribas Securities Co.	2,000,000,000	0.010	04/01/10	2,000,000,556

Citigroup Global Markets, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

Credit Suisse Securities (USA) LLC	875,000,000	0.020	04/01/10	875,000,486

Deutsche Bank Securities, Inc.	1,450,000,000	0.030	04/01/10	1,450,001,208

JPMorgan Securities	950,000,000	0.005	04/01/10	950,000,132

JPMorgan Securities	335,000,000	0.020	04/01/10	335,000,186

Merrill Lynch & Co., Inc.	850,000,000	0.030	04/01/10	850,000,708

Morgan Stanley & Co.	2,250,000,000	0.020	04/01/10	2,250,001,250

RBS Securities, Inc.	1,500,000,000	0.020	04/01/10	1,500,000,833

UBS Securities LLC	500,000,000	0.010	04/01/10	500,000,139

UBS Securities LLC	58,900,000	0.020	04/01/10	58,900,033

Wells Fargo Securities LLC	3,750,000,000	0.020	04/01/10	3,750,002,083

TOTAL				$18,602,109,906

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Bank	0.000% to 3.750%	06/11/10 to 06/13/14

Federal Home Loan Mortgage Corp.	0.179 to 13.250	04/30/10 to 04/01/40

Federal National Mortgage Association	0.000 to 12.750	04/01/10 to 03/01/50

Federal National Mortgage Association Interest-Only Stripped Security	0.000	01/15/16

Government National Mortgage Association	3.500 to 6.500	09/15/18 to 03/20/40

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Interest-Only Stripped Securities	0.000	04/15/10 to 02/15/16

U.S. Treasury Notes	0.875 to 4.625	12/15/10 to 03/31/17

The aggregate market value of the collateral, including accrued interest, was $19,008,833,377.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2010

Emerging Markets
Debt Fund

Assets:

Investments in securities, at value (identified cost $336,994,146, $5,590,744,796, $592,623,782, $585,843,007 and $443,566,578, respectively)	$354,930,810
Repurchase agreement, at value which equals cost	29,400,000
Cash	1,692,845
Foreign currencies, at value (identified cost $15,276, $34,604, $0, $1,206,882 and $0, respectively)	15,427
Receivables:
Fund shares sold	5,556,870
Interest at value, net of allowances	5,222,027
Investment securities sold, at value	1,855,787
Forward foreign currency exchange contracts, at value	1,102,294
Due from broker — collateral for swap contracts	965,000
Swap contracts, at value (includes upfront payments made (received) of $0, $0, $0, $0 and $293,030, respectively)	387,892
Reimbursement from investment adviser	62,542
Due from broker — variation margin, at value	—
Due from broker — upfront payment	—
Foreign tax reclaims, at value	—
Other assets, at value	2,339

Total assets	401,193,833

Liabilities:

Payables:
Investment securities purchased, at value	4,781,275
Fund shares redeemed	668,619
Forward foreign currency exchange contracts, at value	665,098
Due to broker — collateral for swap contracts	400,000
Amounts owed to affiliates	307,207
Income distributions	268,128
Due to broker — collateral for forward foreign currency exchange contracts	—
Swap contracts, at value (includes upfront payments received of $0, $0, $423,146, $0 and $248,576, respectively)	—
Accrued expenses	92,696

Total liabilities	7,183,023

Net Assets:

Paid-in capital	393,808,454
Accumulated undistributed (distribution in excess of) net investment income	2,677,440
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(21,221,499)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	18,746,415

NET ASSETS	$394,010,810

Net Assets:
Class A	$105,352,371
Class B	—
Class C	10,628,753
Institutional	278,029,686
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Total Net Assets	$394,010,810

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	8,783,242
Class B	—
Class C	886,867
Institutional	23,159,792
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$11.99
Class B	—
Class C	11.98
Institutional	12.00
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

(a)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds (NAV per share multiplied by 1.0471), Investment Grade Credit and U.S. Mortgages Funds (NAV per share multiplied by 1.0390) is $12.55, $7.40, $9.75, $9.50 and $10.38, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$5,853,419,511	$616,951,716	$598,431,363	$444,942,424

302,400,000	7,900,000	165,300,000	88,000,000
4,692,694	175,756	389,366	207,725
34,842	—	1,206,738	—

24,368,466	869,183	23,056,346	507,650
124,384,424	9,256,881	12,938,029	1,411,947
4,103,948	8,708,900	1,044,839	271,827,673
11,127,411	4,560	14,314,810	—
—	—	—	—
—	—	2,829,021	436,129
367,703	31,892	48,392	65,327
—	162,950	—	46,694
—	750,040	—	176,706
17,612	—	74,723	—
48,399	5,408	825	3,783

6,324,965,010	644,817,286	819,634,452	807,626,058

89,161,838	10,078,452	11,353,487	361,427,012
18,612,979	1,688,547	783,655	390,233
—	—	7,616,702	—
—	650,240	600,000	—
4,094,480	245,271	658,940	144,374
13,726,830	622,362	398,467	220,744
1,750,000	—	—	—
—	377,104	—	288,794
509,666	91,561	140,603	162,470

127,855,793	13,753,537	21,551,854	362,633,627

6,146,549,111	631,830,684	786,028,463	468,691,458
1,214,937	499,799	(4,411,909)	81,523
(223,632,794)	(25,659,274)	(5,744,895)	(25,145,255)
272,977,963	24,392,540	22,210,939	1,364,705

$6,197,109,217	$631,063,749	$798,082,598	$444,992,431

$1,339,958,038	$167,773,691	$419,456,128	$12,791,218
60,648,761	—	—	—
111,997,499	—	935,793	—
4,655,676,704	190,478,323	377,690,677	62,949,856
22,638,593	—	—	—
—	272,811,735	—	369,251,357
785,657	—	—	—
5,403,965	—	—	—

$6,197,109,217	$631,063,749	$798,082,598	$444,992,431

189,615,340	18,354,140	45,038,995	1,280,468
8,563,313	—	—	—
15,827,232	—	100,353	—
656,986,852	20,837,250	40,554,939	6,294,944
3,204,993	—	—	—
—	29,833,814	—	36,946,561
111,079	—	—	—
764,777	—	—	—

$7.07	$9.14	$9.31	$9.99
7.08	—	—	—
7.08	—	9.33	—
7.09	9.14	9.31	10.00
7.06	—	—	—
—	9.14	—	9.99
7.07	—	—	—
7.07	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2010

Emerging Markets
Debt Fund

Investment income:

Interest — net of allowances	$17,706,235
Dividends	—

Total investment income	17,706,235

Expenses:

Management fees	1,887,492
Distribution and Service fees(b)	213,513
Transfer Agent fees(b)	158,571
Custody and accounting fees	98,846
Professional fees	86,803
Printing and mailing costs	70,650
Registration fees	31,249
Trustee fees	14,892
Account Service Fee(b)	—
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	10,000

Total expenses	2,572,016

Less — expense reductions	(208,007)

Net expenses	2,364,009

NET INVESTMENT INCOME	15,342,226

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	8,142,795
Futures transactions	296,924
Swap contracts	4,266,475
Foreign currency related transactions	691,221
Payments by affiliate relating to certain fixed income securities	13,881
Net change in unrealized gain (loss) on:
Investments	43,108,626
Futures	—
Swap contracts	(711,848)
Translation of assets and liabilities denominated in foreign currencies	549,020

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	56,357,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,699,320

(a)	Net of $13,927 in foreign withholding tax for the High Yield Fund.
(b)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees								Account Service Fee
										Separate
										Account
										Institutional
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Shares	Class IR	Class R	Class A	Institutional
Emerging Markets Debt	$166,595	—	$46,918	—	$86,630	—	$6,099	$65,842	—	—	—	—	—	—
High Yield	3,573,151	$633,897	1,013,698	$5,819	1,858,037	$82,407	131,781	1,504,248	$7,654	—	$296	$1,513	—	—
Investment Grade Credit	348,857	—	—	—	181,406	—	—	49,612	—	$87,046	—	—	$69,772	$62,010
Local Emerging Markets Debt	213,241	—	2,133	—	110,886	—	277	63,835	—	—	—	—	—	—
U.S. Mortgages	23,881	—	—	—	12,418	—	—	36,067	—	145,086	—	—	4,776	45,082

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

		Local Emerging
High Yield	Investment Grade	Markets Debt	U.S. Mortgages
Fund	Credit Fund	Fund	Fund

$503,331,521	$27,344,719	$15,068,984	$19,756,489
719,708 (a)	—	—	—

504,051,229	27,344,719	15,068,984	19,756,489

35,125,901	1,924,703	2,205,875	1,849,666
5,226,565	348,857	215,374	23,881
3,585,936	318,064	174,998	193,571
504,267	104,676	215,776	274,768
135,088	95,246	124,804	111,741
566,395	58,715	66,803	52,817
165,233	3,199	67,113	24,504
17,670	14,997	15,583	15,624
—	131,782	—	49,858
47,840	—	—	—
47,840	—	—	—
191,317	20,582	26,239	25,539

45,614,052	3,020,821	3,112,565	2,621,969

(286,551)	(650,841)	(335,454)	(869,396)

45,327,501	2,369,980	2,777,111	1,752,573

458,723,728	24,974,739	12,291,873	18,003,916

(130,636,245)	7,211,369	2,131,701	(9,139,021)
—	1,341,589	—	1,539,385
—	836,532	2,260,999	2,537,041
(9,745,192)	142,711	3,480,516	—
—	—	—	—

1,674,765,934	57,926,424	39,380,434	42,308,313
—	(183,305)	—	(203,553)
—	(2,998,731)	2,053,688	(1,018,170)
19,726,359	28,638	6,044,497	—

1,554,110,856	64,305,227	55,351,835	36,023,995

$2,012,834,584	$89,279,966	$67,643,708	$54,027,911

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	March 31, 2010		March 31, 2009

From operations:

Net investment income	$15,342,226		$13,452,110
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	13,397,415		(29,496,727)
Payments by affiliate relating to certain fixed income securities	13,881		—
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	42,945,798		(22,226,490)

Net increase (decrease) in net assets resulting from operations	71,699,320		(38,271,107)

Distributions to shareholders:

From net investment income
Class A Shares	(5,165,806)		(3,634,292)
Class B Shares	—		—
Class C Shares	(338,717)		(89,183)
Institutional Shares	(13,461,063)		(7,749,936)
Service Shares	—		—
Separate Account Institutional Shares	—		—
Class IR Shares	—		—
Class R Shares	—		—
From net realized gains
Class A Shares	—		(246,033)
Class C Shares	—		(8,518)
Institutional Shares	—		(539,055)
From capital
Class A Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—

Total distributions to shareholders	(18,965,586)		(12,267,017)

From share transactions:

Net proceeds from sales of shares	285,588,213		95,945,617
Reinvestment of distributions	16,055,510		11,676,381
Cost of shares redeemed	(112,216,784	)(a)	(140,008,996	)(a)

Net increase (decrease) in net assets resulting from share transactions	189,426,939		(32,386,998)

TOTAL INCREASE (DECREASE)	242,160,673		(82,925,122)

Net assets:

Beginning of year	151,850,137		234,775,259

End of year	$394,010,810		$151,850,137

Accumulated undistributed (distribution in excess of) net investment income	$2,677,440		$3,024,881

(a)	Net of $10,270 and $36,350, $1,018,273 and $708,360, and $6,213 and $804 redemption fees for Emerging Markets Debt Fund, High Yield Fund and Local Emerging Markets Debt Fund, respectively, for the fiscal years ended March 31, 2010 and March 31, 2009, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				Investment Grade Credit Fund		Local Emerging Markets Debt Fund
For the Fiscal		For the Fiscal		For the Fiscal	For the Fiscal	For the Fiscal		For the Fiscal
Year Ended		Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
March 31, 2010		March 31, 2009		March 31, 2010	March 31, 2009	March 31, 2010		March 31, 2009

$458,723,728		$321,117,208		$24,974,739	$15,472,979	$12,291,873		$7,784,909
(140,381,437)		(50,898,993)		9,532,201	(30,864,104)	7,873,216		(22,315,778)
—		—		—	—	—		—
1,694,492,293		(1,057,319,856)		54,773,026	(20,425,778)	47,478,619		(24,672,952)

2,012,834,584		(787,101,641)		89,279,966	(35,816,903)	67,643,708		(39,203,821)

(121,306,199)		(149,941,677)		(6,897,887)	(1,123,084)	(4,386,105)		(516,298)
(4,845,041)		(6,081,253)		—	—	—		—
(7,739,011)		(7,132,100)		—	—	(9,406)		(1,557)
(326,193,304)		(163,011,041)		(6,497,318)	(840,876)	(8,660,730)		(2,656,210)
(1,575,273)		(1,125,704)		—	—	—		—
—		—		(11,798,713)	(14,734,719)	—		—
(19,368)		(813)		—	—	—		—
(94,435)		(7,146)		—	—	—		—

—		—		—	—	—		—
—		—		—	—	—		—
—		—		—	—	—		—

—		—		—	—	—		(695,397)
—		—		—	—	—		(2,097)
—		—		—	—	—		(3,577,628)

(461,772,631)		(327,299,734)		(25,193,918)	(16,698,679)	(13,056,241)		(7,449,187)

4,269,359,427		2,771,772,782		481,186,903	142,531,774	677,733,264		174,213,205
310,611,056		248,846,070		18,133,125	13,232,110	12,305,729		7,257,644
(3,697,049,084	)(a)	(1,626,469,527	)(a)	(179,339,456)	(102,417,544)	(64,835,784	)(a)	(78,566,664	)(a)

882,921,399		1,394,149,325		319,980,572	53,346,340	625,203,209		102,904,185

2,433,983,352		279,747,950		384,066,620	830,758	679,790,676		56,251,177

3,763,125,865		3,483,377,915		246,997,129	246,166,371	118,291,922		62,040,745

$6,197,109,217		$3,763,125,865		$631,063,749	$246,997,129	$798,082,598		$118,291,922

$1,214,937		$(4,992,224)		$499,799	$(22,465)	$(4,411,909)		$(10,789,407)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	U.S. Mortgages Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

From operations:

Net investment income	$18,003,916	$32,006,684
Net realized loss from investment, futures and swap transactions	(5,062,595)	(15,960,434)
Net change in unrealized gain (loss) on investments, futures and swaps	41,086,590	(13,083,008)

Net increase in net assets resulting from operations	54,027,911	2,963,242

Distributions to shareholders:

From net investment income
Class A Shares	(335,583)	(306,002)
Institutional Shares	(3,723,536)	(11,338,182)
Separate Account Institutional Shares	(15,068,011)	(22,308,954)
From net realized gains
Class A Shares	—	(55,345)
Institutional Shares	—	(2,170,124)
Separate Account Institutional Shares	—	(3,511,695)

Total distributions to shareholders	(19,127,130)	(39,690,302)

From share transactions:

Net proceeds from sales of shares	146,131,384	308,690,073
Reinvestment of distributions	14,056,810	29,100,597
Cost of shares redeemed	(274,850,884)	(454,760,094)

Net decrease in net assets resulting from share transactions	(114,662,690)	(116,969,424)

TOTAL DECREASE	(79,761,909)	(153,696,484)

Net assets:

Beginning of year	524,754,340	678,450,824

End of year	$444,992,431	$524,754,340

Accumulated undistributed net investment income	$81,523	$81,690

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C and Institutional	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional and Separate Account Institutional	Diversified

Class A Shares of the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 3.75%, 4.50% and 3.75%, respectively. Prior to July 29, 2009, the maximum Class A front-end sales charges for the Investment Grade Credit and U.S. Mortgages Funds were 4.50%. Class B Shares of the High Yield Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the High Yield Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — The Financial Accounting Standards Board (“FASB”) implemented its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

ARS	=	Argentine Peso
BRL	=	Brazilian Real
CLP	=	Chilean Peso
CNY	=	Yuan Renminbi
COP	=	Colombian Peso
EGP	=	Egyptian Pound
EUR	=	Euro
GBP	=	British Pound
HUF	=	Hungarian Forint
IDR	=	Indonesian Rupiah
ILS	=	Israeli Shekel
INR	=	Indian Rupee
JPY	=	Japanese Yen
KRW	=	South Korean Won
MXN	=	Mexican Peso
MYR	=	Malaysian Ringgit
NGN	=	Nigerian Naira
PEN	=	Peruvian Nuevo Sol
PHP	=	Philippine Peso
PLN	=	Polish Zloty
RUB	=	Russian Ruble
TRY	=	Turkish Lira
UYU	=	Uruguayan Peso
ZAR	=	South African Rand

H. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Mortgage-Backed and Asset-Backed Securities — Certain Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Mortgage Dollar Rolls — Certain Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

L. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

M. Senior Term Loans — The High Yield Fund may invest in Senior Term Loans which are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Term Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans are marked to market daily using pricing vendor quotations, and the change in value, if any, is recorded as an unrealized gain or loss.

N. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
A total return swap is an agreement that gives the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain and loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, counterparty and interest rate risks.

P. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.90

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates above. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2010, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Emerging Markets Debt	$25,700	NA	$—

High Yield	156,600	$—	—

Investment Grade Credit	5,900	NA	NA

Local Emerging Markets Debt	5,700	NA	—

U.S. Mortgages	1,900	NA	NA

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional, and Service Shares. Effective December 1, 2009, the Funds’ transfer agent, Goldman Sachs, discontinued its voluntary waiver of a portion of the transfer agency fees equal to 0.02% of the average daily net assets attributable to the Investment Grade Credit and U.S. Mortgage Funds’ Institutional and Separate Account Institutional Shares.

E. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

F. Account Service Plans — The Trust, on behalf of Class A and Institutional Shares of Investment Grade Credit and U.S. Mortgages Funds, has adopted Account Service Plans. Under these Plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of Investment Grade Credit and U.S. Mortgages Funds attributable to Class A and Institutional Shares.

G. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees (as applicable), Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds as an annual percentage rate of average daily net assets are 0.044%, 0.024%, 0.004%, 0.074% and 0.004%, respectively. These Other Expenses limitations may be modified or terminated at any time at the option of GSAM.
For the fiscal year ended March 31, 2010, these expense reductions, including any waivers and Other Expenses reimbursement, were as follows (in thousands):

	Fee Waivers		Other	Total
	Management	Transfer	Expenses	Expense
Fund	Fees	Agent Fees	Reimbursement	Reductions

Emerging Markets Debt	$—	$—	$208	$208

High Yield	—	—	287	287

Investment Grade Credit	337	39	275	651

Local Emerging Markets Debt	—	—	335	335

U.S. Mortgages	324	62	483	869

As of March 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Emerging Markets Debt	$256	$30	$21	$307

High Yield	3,344	429	321	4,094

Investment Grade Credit	175	36	34	245

Local Emerging Markets Debt	531	77	51	659

U.S. Mortgages	125	3	16	144

H. Line of Credit Facility — As of March 31, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2010, the Funds did not have any borrowings under the facility.

I. Other Transactions with Affiliates — For the fiscal year ended March 31, 2010, Goldman Sachs earned approximately $300, $27,400 and $42,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Emerging Markets Debt, Investment Grade Credit and U.S. Mortgages Funds, respectively.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2010, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs		Goldman Sachs
	Growth and Income	Goldman Sachs	Satellite
	Strategy	Growth Strategy	Strategies
Fund	Portfolio	Portfolio	Portfolio

Emerging Markets Debt	8%	6%	16%

Local Emerging Markets Debt	—	—	10

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of March 31, 2010:

Emerging Markets Debt	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$265,502,047	$—
Corporate Obligations	—	84,969,758	—
Structured Notes	—	4,459,005	—
Short-term Investments	—	29,400,000	—
Derivatives	—	1,490,186	—

Total	$—	$385,820,996	$—

Liabilities
Derivatives	$—	$(665,098)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

High Yield	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$5,772,193,371	$175
Senior Term Loans	—	4,220,146	—
Common Stock and/or Other Equity Investments	68,162,875	8,841,705	1,239
Short-term Investments	—	302,400,000	—
Derivatives	—	11,127,411	—

Total	$68,162,875	$6,098,782,633	$1,414

Liabilities
Derivatives	$—	$—	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2010:

		Common Stock
	Fixed Income —	and/or
	Corporate	Other Equity
	Obligations	Investments

Beginning Balance as of April 1, 2009	$4,787,585	$1,960,664
Realized gain (loss)	—	—
Unrealized gain (loss) relating to instruments still held at reporting date	(17,325)	(1,059,164)
Net purchases (sales)	—	146,804
Net transfers in and/or out of Level 3	(4,770,085)	(1,047,065)

Ending Balance as of March 31, 2010	$175	$1,239

Investment Grade Credit	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$575,836,980	$—
Mortgage-Backed Obligations	—	8,232,444	—
Foreign Debt Obligations	—	15,784,128	—
Municipal Debt Obligations	—	15,792,191	—
Common Stock and/or Other Equity Investments	—	1,305,973	—
Short-term Investments	—	7,900,000	—
Derivatives	167,495	4,560	—

Total	$167,495	$624,856,276	$—

Liabilities
Derivatives	$(154,028)	$(377,104)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

4. FAIR VALUE OF INVESTMENTS (continued)

Local Emerging Markets Debt	Level 1	Level 2	Level 3

Assets
Fixed Income
Sovereign Debt Obligations	$—	$506,816,866	$—
Foreign Debt Obligations	—	—	1,598,582
Structured Notes	—	84,746,576	—
Corporate Obligations	—	5,269,339	—
Short-term Investments	—	165,300,000	—
Derivatives	—	17,143,831	—

Total	$—	$779,276,612	$1,598,582

Liabilities
Derivatives	$—	$(7,616,702)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2010:

Fixed Income —
Foreign Debt
Obligations

Beginning Balance as of April 1, 2009	$816,799
Realized gain (loss)	(577)
Unrealized gain (loss) relating to instruments still held at reporting date	688,676
Net purchases (sales)	93,684
Net transfers in and/or out of Level 3	—

Ending Balance as of March 31, 2010	$1,598,582

U.S. Mortgages	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$409,964,330	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	17,119,300	6,833,096	—
Asset-Backed Securities	—	11,025,698	—
Short-term Investments	—	88,000,000	—
Derivatives	22,806	436,129	—

Total	$17,142,106	$516,259,253	$—

Liabilities
Derivatives	$(136,828)	$(288,794)	$—

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of March 31, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt

	Statements of Assets		Statements of Assets
	and Liabilities	Derivative	and Liabilities	Derivative
Risk	Location	Assets	Location	Liabilities

Interest rate	Receivables for swap contracts, at value	$387,892	—	$—

Currency	Receivables for forward foreign currency exchange contracts, at value	1,102,294	Payables for forward foreign currency exchange contracts, at value	(665,098)

Total		$1,490,186		$(665,098)

High Yield

	Statements of Assets		Statements of Assets
	and Liabilities	Derivative	and Liabilities	Derivative
Risk	Location	Assets	Location	Liabilities

Currency	Receivables for forward foreign currency exchange contracts, at value	$11,127,411	—	—

Investment Grade Credit

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Unrealized gain on futures	$167,495(a	)	Unrealized loss on futures	$(154,028	)(a)

Credit	—	—		Payables for swap contracts, at value	(377,104	)(b)

Currency	Receivables for forward foreign currency exchange contracts, at value	4,560		—	—

Total		$172,055			$(531,132)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Unrealized gain on futures	$2,829,021(a	)	—	$—

Currency	Receivables for forward foreign currency exchange contracts, at value	14,314,810		Payables for forward foreign currency exchange contracts, at value	(7,616,702)

Total		$17,143,831			$(7,616,702)

U.S. Mortgages

	Statements of Assets			Statements of Assets
	and Liabilities	Derivative		and Liabilities	Derivative
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Unrealized gain on futures	$458,935	(a)	Payables for swap contracts, at value; Unrealized loss on futures	$(425,622	)(a)(b)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate of amounts include $377,104 and $288,794 for Investment Grade Credit and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended March 31, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on swap contracts	$4,431,012	$(607,330)	31

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	132,387	(104,518)	1

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	976,830	566,239	17

Total		$5,540,229	$(145,609)	49

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

High Yield

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	$(31,111,222)	$20,734,676	6

Investment Grade Credit

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$4,576,566	$(2,651,539)	808

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,398,445)	(530,497)	3

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	58,348	28,101	1

Total		$2,236,469	$(3,153,935)	812

Local Emerging Markets Debt

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$2,260,999	$2,053,688	7

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	9,664,323	5,811,322	52

Total		$11,925,322	$7,865,010	59

U.S. Mortgages

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$4,076,426	$(1,221,723)	763

(a)	Average number of contracts is based on the average of quarter end balances for the fiscal year ended March 31, 2010.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2010, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Emerging Markets Debt	$—	$422,510,275	$—	$254,296,460

High Yield	—	2,743,763,491	—	1,701,828,772

Investment Grade Credit	42,646,033	698,563,160	47,541,000	364,854,260

Local Emerging Markets Debt	—	700,838,130	—	234,975,321

U.S. Mortgages	4,496,175,814	42,472,863	4,518,713,611	72,562,094

For the fiscal year ended March 31, 2010, GSAM has agreed to reimburse the Emerging Markets Debt Fund for losses in the amount of $13,881 relating to certain fixed income securities.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2010 was as follows:

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Distributions paid from ordinary income	$18,965,586	$461,772,631	$25,193,918	$13,056,241	$19,127,130

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Distributions paid from:
Ordinary Income	$11,666,890	$327,299,734	$16,698,679	$3,174,065	$38,920,055
Net long-term capital gains	600,127	—	—	—	770,247

Total taxable distributions	$12,267,017	$327,299,734	$16,698,679	$3,174,065	$39,690,302

Tax return of capital distributions	—	—	—	4,275,122	—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows.

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Undistributed ordinary income — net	$4,221,187	$19,245,839	$1,112,786	$7,790,223	$302,267

Capital loss carryforward:[1]
Expiring 2014	$—	$—	$(2,649,569)	$—	$—
Expiring 2016	—	(846,548)	(487,181)	—	—
Expiring 2017	(15,632,681)	—	(7,321,148)	(1,699,339)	—
Expiring 2018	(4,130,595)	(207,311,126)	(15,180,070)	(3,693,914)	(22,646,854)

Total capital loss carryforward	$(19,763,276)	$(208,157,674)	$(25,637,968)	$(5,393,253)	$(22,646,854)

Timing differences (post-October losses, income distribution and straddle losses)	$(1,137,889)	$(18,030,901)	$(622,362)	$(6,881,982)	$(2,833,169)
Unrealized gains — net	16,882,334	257,502,842	24,380,609	16,539,147	1,478,729

Total accumulated gains (losses) — net	$202,356	$50,560,106	$(766,935)	$12,054,135	$(23,699,027)

[1]	Expiration occurs on March 31 of the year indicated. The High Yield Fund had capital loss carryforwards of $3,471,539 that expired in the current fiscal year.

As of March 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Emerging		Investment	Local Emerging
	Markets Debt	High Yield	Grade Credit	Markets Debt	U.S. Mortgages

Tax Cost	$367,852,369	$5,897,492,506	$600,531,621	$752,466,549	$531,566,576

Gross unrealized gain	19,833,326	485,533,586	27,186,280	16,190,594	8,364,826
Gross unrealized loss	(3,354,885)	(227,206,581)	(2,866,185)	(4,925,780)	(6,988,978)

Net unrealized security gain	$16,478,441	$258,327,005	$24,320,095	$11,264,814	$1,375,848

Net unrealized gain (loss) on other investments	403,893	(824,163)	60,514	5,274,333	102,881

Net unrealized gain	$16,882,334	$257,502,842	$24,380,609	$16,539,147	$1,478,729

The difference between GAAP basis and tax-basis unrealized gains/(losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency exchange contracts, and differences related to the tax treatment of swap transactions.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

7. TAX INFORMATION (continued)

primarily from expired capital loss carryforwards, differences in the tax treatment relating to the recognition of income and gains (losses) of certain bonds, foreign currency exchange transactions and related taxes, swap transactions and consent fees.

			Accumulated
			Undistributed
			(Distribution in
		Accumulated	Excess of)
		Net Realized	Net Investment
	Paid-in Capital	Loss	Income

Emerging Market Debt	$—	$(3,275,919)	$3,275,919

High Yield	(3,698,570)	(5,557,494)	9,256,064

Investment Grade Credit	—	(741,443)	741,443

Local Emerging Market Debt	(400,085)	(6,741,781)	7,141,866

U.S. Mortgages	—	(1,123,047)	1,123,047

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Furthermore, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,618,605	$98,385,699	3,026,183	$32,623,917
Reinvestment of distributions	384,457	4,342,633	346,749	3,500,323
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(4,661,057)	(53,238,308)	(6,484,563)	(66,176,925)

	4,342,005	49,490,024	(3,111,631)	(30,052,685)

Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	749,959	8,603,028	122,174	1,280,679
Reinvestment of distributions	18,245	207,265	8,262	80,983
Shares redeemed	(62,587)	(704,481)	(112,107)	(1,120,220)

	705,617	8,105,812	18,329	241,442

Institutional Shares
Shares sold	15,587,034	178,599,486	5,827,279	62,041,021
Reinvestment of distributions	1,018,508	11,505,612	812,175	8,095,075
Shares redeemed	(5,338,326)	(58,273,995)	(7,215,626)	(72,711,851)

	11,267,216	131,831,103	(576,172)	(2,575,755)

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Separate Account Institutional Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	16,314,838	$189,426,939	(3,669,474)	$(32,386,998)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				Investment Grade Credit Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2010		March 31, 2009		March 31, 2010		March 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

142,882,419	$865,512,247	205,710,219	$1,218,047,178	19,848,557	$170,241,994	7,006,450	$56,250,429
15,126,588	97,524,702	21,562,817	126,829,477	539,148	4,788,534	114,310	939,487
481,240	3,190,205	520,347	3,171,800	—	—	—	—
(285,011,387)	(1,738,175,872)	(143,256,549)	(831,476,779)	(8,897,619)	(79,236,789)	(1,237,974)	(10,028,963)

(126,521,140)	(771,948,718)	84,536,834	516,571,676	11,490,086	95,793,739	5,882,786	47,160,953

1,127,340	6,988,801	1,200,946	7,056,802	—	—	—	—
587,849	3,838,421	769,622	4,616,387	—	—	—	—
(480,305)	(3,190,205)	(519,690)	(3,171,800)	—	—	—	—
(3,009,576)	(19,796,341)	(4,146,097)	(25,019,789)	—	—	—	—

(1,774,692)	(12,159,324)	(2,695,219)	(16,518,400)	—	—	—	—

5,057,306	32,040,900	4,258,054	25,016,565	—	—	—	—
792,644	5,208,358	758,890	4,524,637	—	—	—	—
(4,373,148)	(28,712,649)	(4,861,892)	(29,724,088)	—	—	—	—

1,476,802	8,536,609	155,052	(182,886)	—	—	—	—

534,463,809	3,348,636,456	261,821,963	1,513,344,260	21,476,553	186,939,287	2,343,538	19,074,167
30,678,475	202,626,967	19,154,876	111,998,521	427,664	3,841,591	70,044	586,497
(291,089,767)	(1,903,289,316)	(126,356,273)	(737,249,656)	(4,009,458)	(36,184,467)	(558,813)	(4,758,912)

274,052,517	1,647,974,107	154,620,566	888,093,125	17,894,759	154,596,411	1,854,769	14,901,752

1,599,229	10,167,040	1,316,436	8,137,037	—	—	—	—
198,137	1,299,910	148,983	869,087	—	—	—	—
(1,025,800)	(6,740,569)	(517,885)	(2,996,761)	—	—	—	—

771,566	4,726,381	947,534	6,009,363	—	—	—	—

—	—	—	—	14,180,545	124,005,622	7,556,742	67,207,178
—	—	—	—	1,077,010	9,503,000	1,375,908	11,706,126
—	—	—	—	(7,488,550)	(63,918,200)	(10,316,482)	(87,629,669)

—	—	—	—	7,769,005	69,590,422	(1,383,832)	(8,716,365)

108,497	748,462	—	—	—	—	—	—
2,791	19,370	138	815	—	—	—	—
(1,688)	(11,735)	—	—	—	—	—	—

109,600	756,097	138	815	—	—	—	—

762,062	5,265,521	33,217	170,940	—	—	—	—
13,621	93,328	1,372	7,146	—	—	—	—
(46,347)	(322,602)	(487)	(2,454)	—	—	—	—

729,336	5,036,247	34,102	175,632	—	—	—	—

148,843,989	$882,921,399	237,599,007	$1,394,149,325	37,153,850	$319,980,572	6,353,723	$53,346,340

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	44,392,803	$399,811,004	6,629,481	$62,277,799
Reinvestment of distributions	455,072	4,087,953	134,566	1,117,122
Shares redeemed	(2,627,149)	(23,005,413)	(4,096,183)	(35,894,268)

	42,220,726	380,893,544	2,667,864	27,500,653

Class C Shares
Shares sold	129,335	1,156,792	2,966	27,000
Reinvestment of distributions	997	8,929	373	3,447
Shares redeemed	(34,069)	(311,162)	(12,115)	(113,742)

	96,263	854,559	(8,776)	(83,295)

Institutional Shares
Shares sold	31,002,693	276,765,468	11,985,195	111,908,406
Reinvestment of distributions	932,810	8,208,847	734,333	6,137,075
Shares redeemed	(4,911,782)	(41,519,209)	(5,322,908)	(42,558,654)

	27,023,721	243,455,106	7,396,620	75,486,827

Separate Account Institutional Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	69,340,710	$625,203,209	10,055,708	$102,904,185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

U.S. Mortgages Fund

For the Fiscal Year Ended		For the Fiscal Year Ended
March 31, 2010		March 31, 2009

Shares	Dollars	Shares	Dollars

1,709,998	$16,630,699	268,131	$2,566,234
32,234	315,157	38,492	356,067
(854,000)	(8,360,524)	(644,117)	(5,945,851)

888,232	8,585,332	(337,494)	(3,023,550)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

2,906,853	28,139,990	16,618,730	159,930,929
199,389	1,941,281	892,756	8,297,418
(6,460,725)	(63,856,712)	(24,901,290)	(228,169,765)

(3,354,483)	(33,775,441)	(7,389,804)	(59,941,418)

10,407,678	101,360,695	15,586,274	146,192,910
1,215,749	11,800,372	2,209,606	20,447,112
(21,173,737)	(202,633,648)	(23,935,012)	(220,644,478)

(9,550,310)	(89,472,581)	(6,139,132)	(54,004,456)

(12,016,561)	$(114,662,690)	(13,866,430)	$(116,969,424)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$9.19	$0.70	$2.96	$3.66	$(0.86)	$—	$(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)

2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (Commenced September 26, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.99	40.98%	$105,352	1.22%		1.31%		6.27%		121%
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121

9.19	(15.89)	40,814	1.22		1.44		6.58		132
9.16	(16.57)	1,661	1.97		2.19		5.97		132
9.20	(15.59)	109,375	0.88		1.10		7.03		132

11.63	(0.51)	87,818	1.21	(c)	1.36	(c)	6.03	(c)	41
11.60	(0.82)	1,890	1.96	(c)	2.11	(c)	5.20	(c)	41
11.63	(0.37)	145,067	0.87	(c)	1.02	(c)	6.51	(c)	41

12.16	8.86	84,661	1.23		1.38		5.23		81
12.14	7.80	995	1.98		2.13		4.64		81
12.17	9.25	188,311	0.87		1.02		5.68		81

11.98	11.63	69,302	1.23		1.53		5.17		167
11.97	1.98	1	1.71	(c)	1.75	(c)	1.36	(c)	167
11.99	11.93	85,073	0.86		1.16		5.51		167

11.75	16.48	34,327	1.26		1.82		6.13		207
11.76	17.01	40,962	0.88		1.52		6.58		207

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$5.18	$0.53	$1.90	$2.43	$(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)

2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - IR (Commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)
2008 - R (Commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

2005 - A	8.08	0.62	(0.22)	0.40	(0.67)
2005 - B	8.09	0.56	(0.22)	0.34	(0.61)
2005 - C	8.08	0.56	(0.22)	0.34	(0.61)
2005 - Institutional	8.09	0.65	(0.21)	0.44	(0.71)
2005 - Service	8.09	0.62	(0.24)	0.38	(0.67)

*  The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$7.07	48.28%	$1,339,958	1.05%		1.06%		8.38%		35%
7.08	47.38	60,649	1.80		1.81		7.61		35
7.08	47.38	111,997	1.80		1.81		7.56		35
7.09	48.88	4,655,677	0.71		0.72		8.64		35
7.06	48.13	22,639	1.21		1.22		8.14		35
7.07	48.63	786	0.80		0.81		8.01		35
7.07	48.20	5,404	1.30		1.31		7.78		35

5.18	(20.12)	1,636,406	1.07		1.08		9.10		14
5.18	(20.73)	53,589	1.82		1.83		8.20		14
5.18	(20.72)	74,325	1.82		1.83		8.25		14
5.19	(19.81)	1,986,033	0.73		0.74		9.49		14
5.17	(20.28)	12,582	1.23		1.24		8.98		14
5.18	(19.91)	8	0.82		0.83		9.31		14
5.17	(20.47)	183	1.32		1.33		9.95		14

7.12	(6.82)	1,650,027	1.07	(c)	1.09	(c)	7.87	(c)	11
7.13	(7.23)	92,953	1.82	(c)	1.84	(c)	7.12	(c)	11
7.12	(7.11)	101,138	1.82	(c)	1.84	(c)	7.12	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	0.75	(c)	8.22	(c)	11
7.12	(6.89)	10,573	1.23	(c)	1.25	(c)	7.72	(c)	11
7.12	(4.35)	10	0.82	(c)	0.84	(c)	8.20	(c)	11
7.12	(4.51)	9	1.32	(c)	1.34	(c)	7.73	(c)	11

7.93	6.41	1,777,150	1.09		1.11		7.46		50
7.94	5.61	115,817	1.84		1.86		6.72		50
7.93	5.61	119,073	1.84		1.86		6.71		50
7.94	6.79	1,646,138	0.73		0.75		7.82		50
7.92	6.28	8,399	1.24		1.26		7.34		50

8.04	10.76	1,395,265	1.12		1.14		7.38		41
8.05	9.93	96,743	1.87		1.89		6.64		41
8.04	9.94	90,528	1.87		1.89		6.64		41
8.05	11.16	1,296,429	0.75		0.77		7.76		41
8.03	10.63	2,980	1.25		1.27		7.26		41

7.81	5.10	1,006,734	1.15		1.17		7.74		52
7.82	4.31	104,637	1.90		1.92		6.98		52
7.81	4.32	72,590	1.90		1.92		6.95		52
7.82	5.50	825,508	0.76		0.79		8.11		52
7.80	4.72	1,597	1.26		1.29		7.62		52

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$7.75	$0.43	$1.40	$1.83	$(0.44)	$—	$(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)

2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.14	23.96%	$167,774	0.76%		0.89%		4.90%		90%
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90

7.75	(14.00)	53,185	0.76		0.97		6.22		135
7.75	(13.83)	22,809	0.40		0.63		6.52		135
7.75	(13.72)	171,003	0.35		0.58		6.52		135

9.64	(0.54)	9,455	0.76	(c)	0.95	(c)	5.31	(c)	15
9.66	(0.39)	10,504	0.40	(c)	0.61	(c)	5.67	(c)	15
9.65	(0.37)	226,207	0.35	(c)	0.56	(c)	5.72	(c)	15

9.90	4.44	8,615	0.79		0.97		5.17		74
9.92	4.83	10,893	0.40		0.60		5.59		74
9.91	4.89	239,358	0.35		0.55		5.61		74

9.95	4.84	3,420	0.79		1.04		4.82		74
9.97	5.35	3,317	0.40		0.65		5.21		74
9.96	5.30	206,122	0.35		0.60		5.26		74

9.93	0.50	3,622	0.81		1.07		3.88		88
9.95	0.89	3,638	0.40		0.66		4.40		88
9.94	1.04	192,196	0.35		0.62		4.34		88

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment		Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	From capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$7.23	$0.42	$2.10	$2.52	$(0.44)	$—	$(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	(0.47)

2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	(0.29)	(0.51)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - C (Commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)	—	(0.05)
2008 - Institutional (Commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.31	35.39%	$419,456	1.35%		1.49%		4.74%		134%
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134

7.23	(22.32)	20,385	1.33		1.65		5.99		92
7.24	(22.79)	30	2.08		2.40		5.17		92
7.23	(22.05)	97,877	0.99		1.31		6.30		92

9.85	(0.93)	1,482	1.35	(c)	2.98	(c)	4.29	(c)	3
9.85	(1.01)	127	2.10	(c)	3.73	(c)	4.30	(c)	3
9.85	(0.89)	60,432	1.01	(c)	2.64	(c)	5.52	(c)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$9.27	$0.32	$0.76	$1.08	$(0.36)	$—	$(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)

2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Periods Ended
2010	2009	2008	2007	2006
779%	511%	295%	380%	1,442%

Prior year includes the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$9.99	11.84%	$12,791	0.76%		0.94%		3.29%		943%
10.00	12.11	62,950	0.41		0.60		3.88		943
9.99	12.17	369,251	0.36		0.55		3.91		943

9.27	0.90	3,637	0.76		0.91		3.93		560
9.29	1.38	89,617	0.40		0.57		4.22		560
9.28	1.32	431,500	0.35		0.52		4.39		560

9.62	(0.80)	7,021	0.76	(d)	0.91	(d)	4.58	(d)	483
9.64	(0.75)	164,236	0.40	(d)	0.57	(d)	4.94	(d)	483
9.64	(0.73)	507,194	0.35	(d)	0.52	(d)	4.98	(d)	483

9.91	4.96	7,044	0.78		0.94		4.43		610
9.93	5.43	153,795	0.40		0.58		4.81		610
9.93	5.48	532,819	0.35		0.53		4.84		610

9.90	5.21	6,973	0.79		0.98		4.24		1,665
9.91	5.56	117,497	0.40		0.61		4.64		1,665
9.91	5.73	307,935	0.35		0.56		4.62		1,665

9.82	1.00	7,916	0.81		0.98		2.88		2,006
9.82	1.49	74,616	0.40		0.58		3.43		2,006
9.82	1.54	387,306	0.35		0.53		3.42		2,006

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs U.S. Mortgages Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Local Emerging Markets Debt Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 21, 2010

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund			High Yield Fund				Investment Grade Credit Fund			Local Emerging Markets Debt Fund			U.S. Mortgages Fund
			Expenses				Expenses			Expenses			Expenses				Expenses
		Ending	Paid for the	Beginning	Ending		Paid for the		Ending	Paid for the		Ending	Paid for the				Paid for the
	Beginning	Account	6 months	Account	Account		6 months	Beginning	Account	6 months	Beginning	Account	6 months	Beginning	Ending		6 months
	Account Value	Value	ended	Value	Value		ended	Account	Value	ended	Account	Value	ended	Account	Account		ended
Share Class	10/01/09	3/31/10	3/31/10*	10/01/09	3/31/10		3/31/10*	Value 10/01/09	3/31/10	3/31/10*	Value 10/01/09	3/31/10	3/31/10*	Value 10/01/09	Value 3/31/10		3/31/10*
Class A
Actual	$1,000.00	$1,075.80	$6.31	$1,000.00	$1,095.30		$5.50	$1,000.00	$1,041.30	$3.89	$1,000.00	$1,073.80	$6.98	$1,000.00	$1,038.10		$3.87
Hypothetical 5% return	1,000.00	1,018.85 +	6.14	1,000.00	1,019.68	+	5.31	1,000.00	1,021.12 +	3.85	1,000.00	1,018.20 +	6.80	1,000.00	1,021.13	+	3.84

Class B
Actual	N/A	N/A	N/A	1,000.00	1,089.50		9.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,015.93	+	9.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	1,073.60	10.18	1,000.00	1,091.10		9.41	N/A	N/A	N/A	1,000.00	1,072.00	10.89	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.12 +	9.89	1,000.00	1,015.94	+	9.07	N/A	N/A	N/A	1,000.00	1,014.42 +	10.59	N/A	N/A		N/A

Institutional
Actual	1,000.00	1,077.60	4.59	1,000.00	1,096.90		3.74	1,000.00	1,043.10	2.13	1,000.00	1,076.80	5.26	1,000.00	1,039.90		2.10
Hypothetical 5% return	1,000.00	1,020.51 +	4.46	1,000.00	1,021.37	+	3.60	1,000.00	1,022.85 +	2.11	1,000.00	1,019.87 +	5.12	1,000.00	1,022.87	+	2.09

Service
Actual	N/A	N/A	N/A	1,000.00	1,092.90		6.33	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,018.88	+	6.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Separate Account
Institutional
Actual	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,043.40	1.88	N/A	N/A	N/A	1,000.00	1,040.10		1.87
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,023.09 +	1.86	N/A	N/A	N/A	1,000.00	1,023.10	+	1.86

Class IR
Actual	N/A	N/A	N/A	1,000.00	1,095.00		4.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,020.96	+	4.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Class R
Actual	N/A	N/A	N/A	1,000.00	1,094.00		6.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,018.37	+	6.62	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

						Separate Account
Fund	Class A	Class B	Class C	Institutional	Service	Institutional	Class IR	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	N/A	N/A
High Yield	1.05	1.80%	1.80	0.71	1.21%	N/A	0.80%	1.30%
Investment Grade Credit	0.76	N/A	N/A	0.41	N/A	0.36%	N/A	N/A
Local Emerging Markets Debt	1.35	N/A	2.10	1.01	N/A	N/A	N/A	N/A
U.S. Mortgages	0.76	N/A	N/A	0.41	N/A	0.36	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2010.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2010, the Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

 Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2010, 0.16% of the dividends paid from net investment company taxable income by the Goldman Sachs High Yield Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2010, 1.89% of the dividends paid from net investment company taxable income by the Goldman Sachs High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $753.4 billion in assets under management as of December 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] ■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund

■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Structured International Equity
Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2008 year-end assets. Ranked 9th in Total Assets Worldwide. Pensions & Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Copyright 2010 Goldman, Sachs & Co.  All rights reserved.  10-36230.MF.TMPL SSFIAR10 / 152.4K / 4-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,655,758	$2,735,367	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$116,245	$257,222	Other attest services.

Tax Fees:

• PwC	$729,246	$655,950	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2010 and 2009, $74,833 and $71,161 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2010 and March 31, 2009 were approximately $845,491 and $913,172 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 3, 2010